UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09223

Pioneer Series Trust XIV
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  September 30, 2020

Date of reporting period: October 1, 2019 through March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Strategic
Income Fund

Semiannual Report | March 31, 2020
Ticker Symbols:
Class A	PSRAX
Class C	PSRCX
Class K	STRKX
Class R	STIRX
Class Y	STRYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 3

Portfolio Management Discussion | 3/31/20
In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period ended March 31, 2020. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Scott, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended March 31, 2020?
A    Pioneer Strategic Income Fund’s Class A shares returned -10.67% at net asset value during the six-month period ended March 31, 2020, while the Fund’s benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 1.76%. During the same period, the average return of the 326 mutual funds in Morningstar’s Multisector Bond Funds category was -7.77%.
Q    How would you describe the market environment for fixed-income investments during the six-month period ended March 31, 2020?
A    Entering the period in October 2019, investor sentiment was supported by an accommodative Federal Reserve (Fed), which had cut its benchmark overnight lending rate by a quarter point in July and September. The market backdrop for riskier assets was further bolstered towards the end of the 2019 calendar year as the U.S. and China moved toward a “phase one” trade deal, which was ultimately inked in mid-January of 2020. Prior to that, the Fed had enacted a third rate cut in December 2019.
However, beginning in mid-February 2020, performance in the financial markets began to be negatively affected by the spread of the COVID-19 virus, the first cases of which popped up in China, but quickly began emerging in other countries, including those in Western Europe and, eventually, the United States. Soon after, the virus was officially declared a pandemic by the World Health Organization.
Global economies ground to a near halt during March as public health concerns led to the rapid implementation by governments and companies of extreme measures focused on virus containment, including the shuttering of businesses deemed non-essential. Compounding the extreme market volatility and economic distress was the plummeting of oil
4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

prices to 20-year lows in response to slumping global demand resulting not only from the spread of COVID-19, but also from a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
Uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale liquidations across most asset classes and a “flight-to-safety” trade that resulted in U.S. Treasury yields hitting historic lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed markets and led to price dislocations in all segments, even Treasury bonds.
The unprecedented shutting down of much of the U.S. economy due to COVID-19 spurred extraordinary monetary and fiscal policy responses. The Fed jumped into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate to zero and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), if necessary, as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). Additionally, the Fed entered uncharted waters with the announcement on March 23 of purchasing programs in support of investment-grade corporate bonds in both the new-issue and secondary markets. For its part, the U.S. government took steps to backstop the domestic economy with the passage of a stimulus bill in excess of $2 trillion, with the goal of assisting both individuals and businesses. Congressional leaders and the White House also were in discussions about possible further stimulus legislation as the six-month period ended.
The Fund’s benchmark, the Bloomberg Barclays Index, generated a modest positive return for the six-month period, supported by the notable decline in Treasury yields. Within corporate bonds, investment-grade issues finished the period slightly negative, while substantially outperforming their high-yield counterparts. Six-month returns for securitized assets were positive, but trailed the returns of Treasuries, which rallied as risk markets sold off in the latter part of the period.
Q    What factors affected the Fund’s performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended March 31, 2020?
A    The Fund’s allocations across various asset classes weighed on benchmark-relative returns over the six-month period. Specifically, the Fund was underweight to U.S. Treasuries, which led market performance as yields plummeted. In addition, the Fund’s exposure to MBS was negatively
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 5

affected by the liquidity squeeze that arose during the frantic late-period market volatility, which saw investors selling higher-quality assets in order to raise needed cash. The Fund was also underweight to investment-grade corporate bonds, which were in negative territory for the six-month period; however, the portfolio’s holdings of investment-grade bonds were focused within the lower-quality range, which acted as a constraint on benchmark-relative performance given the heightened risk-aversion seen in the markets during March. Another detractor from the Fund’s relative returns during the six-month period was an overweight to high-yield corporates, although that negative was offset in part by the portfolio’s tilt toward the upper end of the quality range within the high-yield asset class.
Within financials, the Fund’s exposure to less-liquid bonds of European banks, which can convert to equity if a bank issuer’s capital ratio falls below a predetermined level, was a detractor from benchmark-relative performance. However, security selection results within the energy sector were supported by our focus on allocations to midstream companies as well as a lack of Fund exposure to exploration & production companies whose fortunes are tied closely to the price of oil.
The Fund’s below-benchmark stance with respect to U.S. duration acted as a constraint on benchmark-relative performance as Treasury yields declined over the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.). The negative effects of the portfolio’s U.S.-duration stance were essentially offset by the Fund’s positioning with respect to European interest-rate markets. The portfolio’s exposure to U.S. Treasury inflation-protected securities (TIPS) was another detractor from benchmark-relative returns during the six-month period as inflation expectations declined in the wake of the COVID-19 crisis. In addition, TIPS have tended to be less liquid than nominal Treasuries during periods of market stress.
Within emerging markets, the Fund’s exposure to local currency markets proved additive to benchmark-relative performance on balance. In particular, the portfolio’s exposure to the Egyptian pound benefited relative returns during the six-month period, while holdings denominated in the Mexican peso and Indonesian rupiah detracted from benchmark-relative performance.
In terms of individual holdings, within corporates, positive contributions to the Fund’s benchmark-relative results during the six-month period were led by the high-yield debt of biopharmaceutical names within health care, which held up relatively well. Notable solid performers within that group included Bausch Health and Teva Pharmaceuticals. Some of the biggest laggards in the portfolio with regard to the Fund’s benchmark-relative
6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

performance during the six-month period came from the energy sector, given the steep decline in oil prices. Examples included the debt of a pair of companies that were downgraded to high-yield status during the six-month period: pipeline/transport company Energy Transfer Partners, and Canadian oil sands exploration & production company Cenovus Energy. Outside of energy, the Fund’s allocation to the debt of General Motors was a leading detractor from relative returns as the market anticipated that the automaker would experience a significant negative impact from a weakened U.S. consumer, given the adverse employment outlook driven by the difficult, pandemic-driven economic environment.
Q   Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2020?
A   Yes, the Fund did have investments in three types of derivatives: Treasury futures, credit-default swaps, and forward foreign currency contracts (“currency forwards”). The Fund’s exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a negative effect on relative results. We used the investments in credit-default swaps to manage the Fund’s exposure to credit-sensitive sectors; the swaps detracted from benchmark-relative returns during the six-month period. The Fund’s allocation to currency forwards was a technique used to potentially manage the risks tied to the portfolio’s non-USD currencies; the tactic had mixed results with regard to benchmark-relative returns, as the hedges aided performance while the longer exposures detracted from performance.
Q   Did the Fund’s distributions (or yield) to shareholders change during the six-month period ended March 31, 2020?
A    The Fund’s dividend* yield rose slightly over the six-month period as spreads widened for credit-oriented areas of the market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q    What is your investment outlook?
A    A global recession appears to be a near certainty in the wake of the COVID-19 crisis. The U.S. economy is roughly 70% service-based, and those segments of the economy have taken a direct and serious hit from the virus-containment measures. Manufacturing activity has largely shut down as well, given the bleak employment outlook and a weakened consumer. On the plus side, the monetary and fiscal policy responses by the Fed and the U.S. government have been extraordinarily rapid, in contrast to the 2008
*    Dividends are not guaranteed.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 7

financial crisis. However, it is difficult to predict the extent to which these measures will be sufficient to prevent further deterioration in investor sentiment, let alone support a “V-shaped,” or sharp recovery.
Historically, recessions have typically been caused by policy mistakes, such as failures in oversight that lead to market speculation, the Fed’s tightening monetary policy prematurely, or simply by a winding down or “pause” in business cycles. By contrast, the impending recession is the result of a public health and scientific challenge. Debtors have been granted a significant degree of forbearance, which we view as appropriate under the current circumstances. That is not to say there will not be damage to companies with weak business models or households that have been unable to save or otherwise bolster their finances. However, over a long-term horizon we do not anticipate seeing the levels of capital impairment currently embedded in security valuations.
In broad terms, the portfolio’s current positioning is designed to allow the Fund to possibly benefit from any potential recovery in credit markets. In our view, the high-yield market has experienced a dislocation between fundamentals and valuations caused primarily by a liquidity squeeze and panic selling. March 2020 saw high-yield spreads go from their tightest levels for the cycle to their widest levels for the cycle.
Current spread levels reflect a default rate higher than that seen during the Great Depression of the 1930s, which leads us to believe that the market has likely overshot to the downside. With high-yield corporate spreads well above their long-term average, we believe investors have been receiving fair compensation for taking on credit risk. As a result, we have increased the Fund’s exposure to high yield, with a focus on the higher-quality range of the asset class. We have also increased the portfolio’s allocation to investment-grade credit, particularly with respect to the lower-credit-rating tiers.
As the year progresses, we believe we could see spread compression and favorable performance within corporate credit should the global economy begin to show signs of recovery.
As always, we will utilize intensive research when picking the Fund’s investments, with a focus on the fundamentals and the risk/reward profile of each individual security.
8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Please refer to the Schedule of Investments on pages 20–84 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Insurance-linked securities may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 9

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

 Portfolio Summary | 3/31/20
Portfolio Diversification

(As a percentage of total investments)*
† Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	2.01%
2.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46	1.86
3.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1.39
4.	Wells Fargo & Co., 7.5%	1.10
5.	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	0.81
6.	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	0.80
7.	Mexican Bonos, 8.5%, 5/31/29	0.71
8.	Boeing Co., 3.75%, 2/1/50	0.62
9.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	0.61
10.	Citrix Systems, Inc., 3.3%, 3/1/30	0.59

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 11

Prices and Distributions | 3/31/20

Net Asset Value per Share

Class	3/31/20	9/30/19
A	$9.58	$10.89
C	$9.35	$10.66
K	$9.52	$10.92
R	$9.85	$11.08
Y	$9.54	$10.90

Distributions per Share: 10/1/19–3/31/20

	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	of Capital
A	$0.1650	$ —	$ —	$ —
C	$0.1262	$ —	$ —	$ —
K	$0.1910	$ —	$ —	$ —
R	$0.1510	$ —	$ —	$ —
Y	$0.1850	$ —	$ —	$ —

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Performance Update | 3/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2020)

			Bloomberg
	Net	Public	Barclays
	Asset	Offering	U.S.
	Value	Price	Universal
Period	(NAV)	(POP)	Index
10 years	3.30%	2.82%	4.05%
5 years	0.87	-0.06	3.35
1 year	-6.63	-10.83	7.15

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
1.10%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 13

Performance Update | 3/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2020)

			Bloomberg
			Barclays
			U.S.
	If	If	Universal
Period	Held	Redeemed	Index
10 years	2.58%	2.58%	4.05%
5 years	0.15	0.15	3.35
1 year	-7.45	-7.45	7.15

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
1.74%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Performance Update | 3/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2020)

		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	3.55%	4.05%
5 years	1.14	3.35
1 year	-6.96	7.15

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
0.63%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 15

Performance Update | 3/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2020)

		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	3.08%	4.05%
5 years	0.77	3.35
1 year	-5.89	7.15

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
1.39%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Performance Update | 3/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2020)

		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	3.58%	4.05%
5 years	1.11	3.35
1 year	-6.69	7.15

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
0.73%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 17

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on actual returns from October 1, 2019 through March 31, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account	$850.40	$886.70	$891.10	$888.50	$890.40
Value (after expenses)
on 3/31/20
Expenses Paid	$4.95	$8.16	$2.93	$6.52	$3.50
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.73%, 0.62%, 1.38%, and 0.74% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2019 through March 31, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account	$1,019.65	$1,016.35	$1,021.90	$1,018.10	$1,021.30
Value (after expenses)
on 3/31/20
Expenses Paid	$5.40	$8.72	$3.13	$6.96	$3.74
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.73%, 0.62%, 1.38%, and 0.74% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 19

Schedule of Investments | 3/31/20 (unaudited)

Shares		Value

UNAFFILIATED ISSUERS — 97.1%
COMMON STOCKS — 0.0%† of Net Assets
Household Durables — 0.0%†
1,018,282(a)	Desarrolladora Homex SAB de CV	$ 1,683
	Total Household Durables	$ 1,683
Oil, Gas & Consumable Fuels — 0.0%†
9,565,478^(a)	Ascent CNR Corp. (144A)	$ 717,411
2,013	Frontera Energy Corp.	4,972
	Total Oil, Gas & Consumable Fuels	$ 722,383
Paper & Forest Products — 0.0%†
162,828(a)	Emerald Plantation Holdings, Ltd.	$ 4,885
	Total Paper & Forest Products	$ 4,885
Specialty Retail — 0.0%†
111,548^(a)	Targus Cayman SubCo., Ltd.	$ 132,742
	Total Specialty Retail	$ 132,742
TOTAL COMMON STOCKS
	(Cost $1,061,517)	$ 861,693
CONVERTIBLE PREFERRED STOCK — 1.1% of
Net Assets
Banks — 1.1%
32,750(b)	Wells Fargo & Co., 7.5%	$ 41,724,155
	Total Banks	$ 41,724,155
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $41,619,960)	$ 41,724,155
PREFERRED STOCK — 0.1% of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.1%
3,250(b)	Firstar Realty LLC, 8.875% (144A)	$ 3,493,750
	Total Equity Real Estate Investment Trusts (REITs)	$ 3,493,750
TOTAL PREFERRED STOCK
	(Cost $4,200,625)	$ 3,493,750
Principal
Amount
USD ($)

ASSET BACKED SECURITIES — 12.7% of
Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class C, 9.36%, 1/15/48 (144A)	$ 629,261
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class D, 10.81%, 1/15/50 (144A)	615,644
5,000,000(c)	522 Funding CLO I, Ltd., Series 2019-1A, Class E, 0.0%
	(3 Month USD LIBOR + 734 bps), 1/15/33 (144A)	2,901,125
7,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class A1,
	3.085%, 8/15/40 (144A)	7,733,707

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class D, 4.523%, 8/15/40 (144A)	$ 3,471,186
1,476,747	Accelerated Assets LLC, Series 2018-1, Class B,
	4.51%, 12/2/33 (144A)	1,469,142
2,087,583	Accelerated Assets LLC, Series 2018-1, Class C,
	6.65%, 12/2/33 (144A)	2,109,618
2,871,391	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	2,864,922
1,750,000(c)	AIG CLO, Ltd., Series 2019-2A, Class E, 9.12%
	(3 Month USD LIBOR + 725 bps), 10/25/32 (144A)	1,001,079
750,000	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class E, 5.36%, 4/22/24 (144A)	752,763
899,999	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class F, 7.3%, 5/20/26 (144A)	908,136
1,513,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class E, 5.45%, 11/20/23 (144A)	1,531,196
3,000,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,960,701
2,000,000(c)	Apidos CLO XXXII, Series 2019-32A, Class E, 8.433%
	(3 Month USD LIBOR + 675 bps), 1/20/33 (144A)	1,124,172
1,300,000	Ascentium Equipment Receivables Trust, Series 2018-1A,
	Class D, 3.99%, 12/11/23 (144A)	1,315,839
545,000	Ascentium Equipment Receivables Trust, Series 2018-1A,
	Class E, 5.36%, 3/10/25 (144A)	558,995
4,000,000(c)	Assurant CLO IV, Ltd., Series 2019-1A, Class E, 8.819%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	2,449,668
300,000	Avid Automobile Receivables Trust, Series 2018-1,
	Class C, 5.13%, 2/18/25 (144A)	297,366
2,040,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class D, 4.03%, 7/15/26 (144A)	1,955,308
1,500,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class CRR,
	4.766% (3 Month USD LIBOR + 293 bps), 7/17/28
	(144A)	1,226,546
2,000,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class ERR,
	10.416% (3 Month USD LIBOR + 858 bps), 7/17/28
	(144A)	1,312,950
3,700,000(c)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 8.081%
	(3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	2,113,322
500,000	BCC Funding XIII LLC, Series 2016-1, Class E, 6.0%,
	11/20/22 (144A)	500,116
1,550,000	BCC Funding XIV LLC, Series 2018-1A, Class D, 4.61%,
	8/21/23 (144A)	1,492,482
1,500,000(c)	BDS, Ltd., Series 2020-FL5, Class C, 2.662%
	(1 Month USD LIBOR + 205 bps), 2/16/37 (144A)	1,212,399
1,600,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 5.678% (3 Month USD LIBOR +
	380 bps), 1/15/33 (144A)	1,159,446

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 21

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
4,000,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 8.898% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	$ 2,266,968
3,000,000(c)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 5.878%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	2,238,282
2,750,000	Carvana Auto Receivables Trust, Series 2019-4A, Class E,
	4.7%, 10/15/26 (144A)	2,100,673
4,250,000(c)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 7.819%
	(3 Month USD LIBOR + 600 bps), 4/20/29 (144A)	2,589,631
1,400,000	CIG Auto Receivables Trust, Series 2017-1A, Class C,
	5.33%, 12/16/24 (144A)	1,397,633
221,722	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	225,385
416,833	Conn’s Receivables Funding LLC, Series 2018-A, Class B,
	4.65%, 1/15/23 (144A)	399,322
8,500,000	Conn’s Receivables Funding LLC, Series 2019-A, Class B,
	4.36%, 10/16/23 (144A)	8,052,661
4,750,000	Conn’s Receivables Funding LLC, Series 2019-A, Class C,
	5.29%, 10/16/23 (144A)	4,502,624
6,150,000	Conn’s Receivables Funding LLC, Series 2019-B, Class C,
	4.6%, 6/17/24 (144A)	3,814,497
5,480,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	5,471,433
4,688,329	Diamond Resorts Owner Trust, Series 2019-1A, Class C,
	4.02%, 2/20/32 (144A)	4,513,981
88,632	Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
	4/15/27 (144A)	88,270
5,000,000(c)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.6%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	2,750,000
376,537	Elm Trust, Series 2016-1A, Class A2, 4.163%, 6/20/25
	(144A)	375,961
500,000	Elm Trust, Series 2018-2A, Class B, 5.584%, 10/20/27
	(144A)	500,875
2,000,000	Engs Commercial Finance Trust, Series 2016-1A, Class D,
	5.22%, 1/22/24 (144A)	1,994,376
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%, 7/26/49
	(144A)	5,114,451
3,100,000	Fair Square Issuance Trust, Series 2020-AA, Class D,
	6.86%, 9/20/24 (144A)	2,720,825
8,775,134	Finance of America Structured Securities Trust, Series
	2019-A, Class JR2, 2.0%, 3/25/69	9,012,255
1,150,000+(d)	Finance of America Structured Securities Trust, Series
	2019-HB1, Class M4, 5.682%, 4/25/29 (144A)	920,000
7,947,634	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.0%, 9/25/69	7,840,228

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
2,250,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	6.225% (3 Month USD LIBOR + 435 bps), 1/20/33
	(144A)	$ 1,660,635
3,000,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	9.575% (3 Month USD LIBOR + 770 bps), 1/20/33
	(144A)	1,730,580
2,050,000(c)	Fort Washington CLO, Series 2019-1A, Class E, 9.158%
	(3 Month USD LIBOR + 725 bps), 10/20/32 (144A)	1,172,237
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	4,977,500
1,000,000	Foursight Capital Automobile Receivables Trust, Series
	2018-2, Class F, 6.48%, 6/15/26 (144A)	827,222
1,700,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class E, 4.3%, 9/15/25 (144A)	1,607,945
314,614(d)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	314,538
5,022,000(c)	Goldentree Loan Management US CLO 2, Ltd.,
	Series 2017-2A, Class E, 6.519% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	2,906,789
5,230,000(c)	Goldentree Loan Management US CLO 6, Ltd.,
	Series 2019-6A, Class D, 5.607% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	3,868,553
5,141,700	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	4,575,907
3,000,000(c)	Harriman Park CLO, Ltd., Series 2020-1A, Class D, 3.64%
	(3 Month USD LIBOR + 350 bps), 4/20/31 (144A)	2,094,900
2,000,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class E,
	5.55%, 5/10/32 (144A)	2,023,557
12,282,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	11,714,203
734,028	Home Partners of America Trust, Series 2019-1, Class F,
	4.101%, 9/17/39 (144A)	596,582
3,901,527	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	2,710,013
885,576	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
	12/15/48 (144A)	899,826
6,450,000	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
	3/15/24 (144A)	6,241,115
5,000,000(c)	Kayne CLO 7, Ltd., Series 2020-7A, Class E, 0.0% (3
	Month USD LIBOR + 650 bps), 4/17/33 (144A)	1,900,000
5,000,000(c)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 8.358% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	2,999,240
7,000,000(c)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 9.192% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	4,216,170

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 23

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
3,500,000(c)	Mariner CLO LLC, Series 2015-1A, Class DR2, 4.104%
	(3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	$ 2,753,020
1,250,000	Marlette Funding Trust, Series 2019-1A, Class C, 4.42%,
	4/16/29 (144A)	1,102,762
8,921,980(d)	Mill City Mortgage Loan Trust, Series 2018-3, Class M2,
	3.25%, 8/25/58 (144A)	8,152,014
2,320,054(d)	Mill City Mortgage Loan Trust, Series 2018-3, Class M3,
	3.25%, 8/25/58 (144A)	1,853,648
5,930,000	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	3,584,396
5,829,000+(d)	Nationstar HECM Loan Trust, Series 2019-1A, Class M4,
	5.804%, 6/25/29 (144A)	4,546,620
5,000,000(c)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A,
	Class ER2, 8.816% (3 Month USD LIBOR +
	720 bps), 4/22/29 (144A)	3,096,405
4,500,000(c)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR,
	7.954% (3 Month USD LIBOR + 625 bps),
	12/21/29 (144A)	2,773,238
949,339(c)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.947% (1 Month USD LIBOR +
	300 bps), 2/15/43 (144A)	952,629
4,360,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	4,244,426
2,000,000(c)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class DRR, 8.704% (3 Month USD LIBOR +
	700 bps), 2/14/31 (144A)	1,317,336
5,052,275	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	4,879,891
298,321	Oxford Finance Funding LLC, Series 2016-1A, Class A,
	3.968%, 6/17/24 (144A)	297,595
5,600,000(c)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 6.533% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	3,558,078
4,300,000+	PG Receivables Finance, Series 2020-1, Class C, 5.44%,
	7/20/25 (144A)	4,106,500
3,000,000	Progress Residential Trust, Series 2018-SFR2, Class A,
	3.712%, 8/17/35 (144A)	2,953,693
3,430,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	3,085,739
4,770,000	Progress Residential Trust, Series 2018-SFR3, Class F,
	5.368%, 10/17/35 (144A)	4,232,753
2,500,000	Purchasing Power Funding LLC, Series 2018-A, Class A,
	3.34%, 8/15/22 (144A)	2,492,863
5,000,000(c)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	0.0% (3 Month USD LIBOR + 350 bps), 2/20/30
	(144A)	3,948,470

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
2,200,000	Republic Finance Issuance Trust, Series 2019-A, Class B,
	3.93%, 11/22/27 (144A)	$ 1,820,273
3,000,000	Republic Finance Issuance Trust, Series 2019-A, Class C,
	5.1%, 11/22/27 (144A)	2,462,614
1,500,000	Rosy, Series 2018-1, Class A1, 6.25%,
	12/15/25 (144A)	1,425,000
2,250,000	SCF Equipment Leasing LLC, Series 2018-1A, Class C,
	4.21%, 4/20/27 (144A)	2,199,670
8,343,372	SCF Equipment Leasing LLC, Series 2019-1A, Class E,
	5.49%, 4/20/30 (144A)	7,980,611
4,713,075	Sierra Timeshare Receivables Funding LLC, Series
	2019-1A, Class D, 4.75%, 1/20/36 (144A)	4,624,650
1,100,000	Skopos Auto Receivables Trust, Series 2019-1A, Class D,
	5.24%, 4/15/25 (144A)	823,582
5,000,000	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	4,682,647
4,750,000(c)	Sound Point Clo XXI, Ltd., Series 2018-3A, Class C,
	5.094% (3 Month USD LIBOR + 330 bps), 10/26/31
	(144A)	3,337,659
1,200,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	5.941% (3 Month USD LIBOR + 411 bps), 1/15/33
	(144A)	868,331
7,000,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	9.451% (3 Month USD LIBOR + 762 bps), 1/15/33
	(144A)	4,123,259
9,439,436	SpringCastle Funding Asset-Backed Notes,
	Series 2019-AA, Class A, 3.2%, 5/27/36 (144A)	8,844,576
2,926,250	STORE Master Funding I LLC, Series 2015-1A, Class A1,
	3.75%, 4/20/45 (144A)	2,589,523
2,200,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 0.0%
	(3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	1,803,670
6,600,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class D, 0.0%
	(3 Month USD LIBOR + 315 bps), 4/18/33 (144A)	4,533,830
986,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class E, 5.48%, 10/15/26 (144A)	790,993
11,300,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.757%, 11/25/60 (144A)	9,303,812
3,700,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1,
	3.5%, 5/25/55 (144A)	3,533,720
13,841,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1,
	4.022%, 4/25/55 (144A)	12,380,146
5,320,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class M2,
	3.75%, 4/25/55 (144A)	4,923,005
8,500,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1,
	4.209%, 2/25/55 (144A)	7,994,331

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 25

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
8,105,000(d)	Towd Point Mortgage Trust, Series 2016-2, Class B2,
	3.556%, 8/25/55 (144A)	$ 7,222,531
9,113,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1,
	4.13%, 4/25/56 (144A)	8,588,916
7,695,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1,
	3.992%, 7/25/56 (144A)	7,089,281
4,750,000(d)	Towd Point Mortgage Trust, Series 2016-5, Class M2,
	3.375%, 10/25/56 (144A)	4,246,739
9,202,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.944%, 10/25/56 (144A)	7,902,934
9,175,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.189%, 4/25/57 (144A)	8,171,141
11,637,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class M2,
	3.75%, 4/25/57 (144A)	10,658,018
11,880,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class M2,
	3.75%, 7/25/57 (144A)	10,346,140
11,800,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class B1,
	3.606%, 6/25/57 (144A)	10,572,468
20,235,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M1,
	3.25%, 10/25/57 (144A)	18,426,558
8,925,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M2,
	3.25%, 10/25/57 (144A)	7,943,227
4,750,000(d)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.952%, 1/25/58 (144A)	4,187,232
10,000,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	7,630,772
2,500,000(d)	Towd Point Mortgage Trust, Series 2018-5, Class M1,
	3.25%, 7/25/58 (144A)	1,999,944
20,000,000(d)	Towd Point Mortgage Trust, Series 2019-2, Class A2,
	3.75%, 12/25/58 (144A)	18,136,250
9,000,000(d)	Towd Point Mortgage Trust, Series 2019-3, Class M1,
	4.25%, 2/25/59 (144A)	8,071,880
2,400,000(c)	Trafigura Securitisation Finance Plc, Series 2017-1A,
	Class B, 2.405% (1 Month USD LIBOR +
	170 bps), 12/15/20 (144A)	2,385,312
1,500,000	Tricon American Homes Trust, Series 2017-SFR2, Class D,
	3.672%, 1/17/36 (144A)	1,397,948
2,580,000	Tricon American Homes Trust, Series 2017-SFR2, Class E,
	4.216%, 1/17/36 (144A)	2,271,574
2,400,000	United Auto Credit Securitization Trust, Series 2018-2,
	Class F, 6.82%, 6/10/25 (144A)	2,193,822
4,250,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class F, 6.05%, 1/12/26 (144A)	2,954,120
2,200,000	US Auto Funding LLC, Series 2019-1A, Class D, 8.06%,
	11/15/25 (144A)	1,959,048

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
4,975,000(c)	Westcott Park CLO, Ltd., Series 2016-1A, Class ER,
	8.219% (3 Month USD LIBOR + 640 bps), 7/20/28
	(144A)	$ 3,188,497
1,275,645	Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
	12/20/28 (144A)	1,271,082
4,733,803	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	4,702,910
3,850,000	Westlake Automobile Receivables Trust, Series 2018-3A,
	Class E, 4.9%, 12/15/23 (144A)	3,830,106
2,406,503	WRG Debt Funding II LLC, Series 2017-1, Class A,
	4.458%, 3/15/26 (144A)	2,385,908
2,718,330+	WRG Debt Funding II LLC, Series 2017-1, Class B,
	5.926%, 3/15/26 (144A)	2,715,218
	TOTAL ASSET BACKED SECURITIES
	(Cost $588,503,730)	$ 501,022,486
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	15.4% of Net Assets
2,500,000	American Homes 4 Rent Trust, Series 2014-SFR2,
	Class D, 5.149%, 10/17/36 (144A)	$ 2,430,410
5,000,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class C, 4.596%, 12/17/36 (144A)	4,646,456
4,100,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class D, 5.04%, 12/17/36 (144A)	3,729,082
2,950,000	American Homes 4 Rent Trust, Series 2015-SFR1,
	Class C, 4.11%, 4/17/52 (144A)	2,837,105
4,629,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class B1,
	5.4%, 11/25/48 (144A)	4,342,314
4,460,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B1,
	5.016%, 3/25/49 (144A)	4,176,807
1,054,000(d)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
	5/15/48 (144A)	946,334
7,050,000(d)	Bayview Opportunity Master Fund IVa Trust,
	Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)	7,005,573
4,670,000(d)	Bayview Opportunity Master Fund IVa Trust,
	Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)	4,413,319
2,950,000(d)	Bayview Opportunity Master Fund IVa Trust,
	Series 2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)	2,817,434
4,527,057(d)	Bayview Opportunity Master Fund IVb Trust,
	Series 2017-SPL2, Class A, 4.0%, 6/28/54 (144A)	4,464,683
4,400,000(d)	Bayview Opportunity Master Fund IVb Trust,
	Series 2017-SPL3, Class B1, 4.25%, 11/28/53 (144A)	4,329,510
2,120,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 4.947%
	(1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	1,428,400
3,550,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 3.647%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	2,774,850

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 27

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

		COLLATERALIZED MORTGAGE OBLIGATIONS —
		(continued)
	3,910,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class B1, 5.047%
		(1 Month USD LIBOR + 410 bps), 4/25/29 (144A)	$ 2,625,557
	5,350,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class M2, 4.047%
		(1 Month USD LIBOR + 310 bps), 4/25/29 (144A)	4,312,202
	2,935,673(d)	Cascade Funding Mortgage Trust, Series 2019-RM3,
		Class C, 4.0%, 6/25/69 (144A)	2,126,766
	7,551,553(d)	Chase Home Lending Mortgage Trust, Series 2019-1,
		Class B1, 3.967%, 3/25/50 (144A)	6,519,344
	8,510,701(c)	Chase Mortgage Reference Notes, Series 2019-CL1,
		Class M1, 2.297% (1 Month USD LIBOR +
		135 bps), 4/25/47 (144A)	7,692,579
	6,720,000(d)	CIM Trust, Series 2017-7, Class M2, 4.0%,
		4/25/57 (144A)	6,477,632
	14,800,000(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
		Class M1, 3.0%, 9/25/64 (144A)	12,426,711
	6,700,000(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP3,
		Class M1, 3.25%, 3/25/61 (144A)	5,936,571
	3,500,000(d)	Citigroup Mortgage Loan Trust, Inc., Series 2019-RP1,
		Class M2, 4.0%, 1/25/66 (144A)	3,002,566
CAD	5,696,632	Classic RMBS Trust, Series 2019-1A, Class A, 3.064%,
		8/16/49 (144A)	4,047,309
	245,051	Colony American Finance, Ltd., Series 2015-1, Class A,
		2.896%, 10/15/47 (144A)	244,539
	4,000,000(e)	Colony American Finance, Ltd., Series 2016-1, Class D,
		5.972%, 6/15/48 (144A)	3,818,820
	4,100,000(c)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
		Class B1, 10.911% (1 Month USD LIBOR +
		925 bps), 11/25/39 (144A)	2,648,153
	11,689,996(c)	Connecticut Avenue Securities Trust, Series 2019-R01,
		Class 2M2, 3.397% (1 Month USD LIBOR +
		245 bps), 7/25/31 (144A)	9,687,786
	6,600,000(c)	Connecticut Avenue Securities Trust, Series 2019-R02,
		Class 1B1, 5.097% (1 Month USD LIBOR +
		415 bps), 8/25/31 (144A)	3,024,571
	1,568,532(c)	Connecticut Avenue Securities Trust, Series 2019-R02,
		Class 1M2, 3.247% (1 Month USD LIBOR +
		230 bps), 8/25/31 (144A)	1,298,045
	4,240,000(c)	Connecticut Avenue Securities Trust, Series 2019-R03,
		Class 1B1, 5.047% (1 Month USD LIBOR +
		410 bps), 9/25/31 (144A)	1,911,998
	3,779,684(c)	Connecticut Avenue Securities Trust, Series 2019-R03,
		Class 1M2, 3.097% (1 Month USD LIBOR +
		215 bps), 9/25/31 (144A)	3,094,498

The accompanying notes are an integral part of these financial statements.
28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
3,580,000(c)	Connecticut Avenue Securities Trust, Series 2019-R04,
	Class 2B1, 6.197% (1 Month USD LIBOR +
	525 bps), 6/25/39 (144A)	$ 2,097,027
5,025,000(c)	Connecticut Avenue Securities Trust, Series 2019-R05,
	Class 1B1, 5.047% (1 Month USD LIBOR +
	410 bps), 7/25/39 (144A)	2,682,086
7,180,000(c)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2B1, 4.697% (1 Month USD LIBOR +
	375 bps), 9/25/39 (144A)	3,694,302
8,540,000(c)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 3.047% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	6,602,546
10,080,000(c)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 3.047% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	8,121,792
3,920,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 4.513% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	2,617,207
4,940,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 4.513% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	3,298,215
971,008(d)	CSFB Mortgage-Backed Pass-Through Certificates, Series
	2003-17, Class B1, 5.5%, 6/25/33	444,279
2,660,836(d)	CSMC Trust, Series 2013-7, Class B4, 3.573%,
	8/25/43 (144A)	2,459,933
2,495,659(d)	CSMC Trust, Series 2013-IVR4, Class B4, 3.483%,
	7/25/43 (144A)	2,309,632
1,464,630(d)	CSMC Trust, Series 2013-TH1, Class B4, 3.627%,
	2/25/43 (144A)	1,381,489
2,410,409(d)	CSMC Trust, Series 2014-IVR2, Class B4, 3.76%,
	4/25/44 (144A)	2,247,900
793,099(d)	CSMC Trust, Series 2015-1, Class B4, 3.938%,
	1/25/45 (144A)	739,693
1,984,849(d)	CSMC Trust, Series 2015-3, Class B4, 3.93%, 3/25/45
	(144A)	1,746,020
8,704,534(d)	CSMC Trust, Series 2018-J1, Class B3, 3.667%,
	2/25/48 (144A)	7,697,604
2,479,135(d)	CSMLT Trust, Series 2015-2, Class B4, 3.892%,
	8/25/45 (144A)	2,205,757
609,243(d)	Deephaven Residential Mortgage Trust, Series 2018-1A,
	Class A2, 3.027%, 12/25/57 (144A)	601,958
11,200,000(c)	Eagle Re, Ltd., Series 2019-1, Class B1, 5.447% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	10,169,958
2,450,376(d)	EverBank Mortgage Loan Trust, Series 2013-1, Class B4,
	3.51%, 3/25/43 (144A)	2,057,802

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 29

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,296,119(c)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C06, Class 1M2, 2.947% (1 Month
	USD LIBOR + 200 bps), 3/25/31	$ 2,019,988
17,874,757(c)(f)	Federal Home Loan Mortgage Corp. REMICs,
	Series 4087, Class SB, 5.325% (1 Month USD LIBOR +
	603 bps), 7/15/42	3,715,665
10,105,679(c)(f)	Federal Home Loan Mortgage Corp. REMICs, Series 4091,
	Class SH, 5.845% (1 Month USD LIBOR +
	655 bps), 8/15/42	2,100,401
753,335	Federal National Mortgage Association REMICs, Series
	2009-36, Class HX, 4.5%, 6/25/29	803,635
8,489,328(c)(f)	Federal National Mortgage Association REMICs, Series
	2012-14, Class SP, 5.603% (1 Month USD LIBOR
	+ 655 bps), 8/25/41	1,107,717
9,804,536(c)(f)	Federal National Mortgage Association REMICs, Series
	2018-43, Class SM, 5.253% (1 Month USD LIBOR
	+ 620 bps), 6/25/48	1,439,570
12,642,982(c)(f)	Federal National Mortgage Association REMICS, Series
	2019-33, Class S, 5.103% (1 Month USD LIBOR +
	605 bps), 7/25/49	1,547,534
9,117,344(c)(f)	Federal National Mortgage Association REMICS, Series
	2019-41, Class PS, 5.103% (1 Month USD LIBOR
	+ 605 bps), 8/25/49	1,096,247
8,918,300(c)(f)	Federal National Mortgage Association REMICS, Series
	2019-41, Class SM, 5.103% (1 Month USD LIBOR
	+ 605 bps), 8/25/49	1,188,591
9,209,465	Finance of America Structured Securities Trust, Series
	2018-A, Class JR2, 1.646%, 12/26/68	9,441,051
10,980,286	Finance of America Structured Securities Trust, Series
	2019-JR2, Class JR2, 2.0%, 6/25/69 (144A)	11,214,999
11,385,058	Finance of America Structured Securities Trust, Series
	2019-JR4, Class JR2, 2.0%, 11/25/69	11,106,683
1,819,628(d)	FirstKey Mortgage Trust, Series 2014-1, Class B4,
	4.014%, 11/25/44 (144A)	1,986,503
5,522,430(d)	Flagstar Mortgage Trust, Series 2018-3INV, Class B2,
	4.505%, 5/25/48 (144A)	4,783,944
4,918,057(d)	Flagstar Mortgage Trust, Series 2020-1INV, Class A3,
	3.0%, 3/25/50 (144A)	4,867,828
1,500,000(c)	Freddie Mac Stacr, Series 2019-HQA3, Class B1,
	3.947% (1 Month USD LIBOR + 300 bps),
	9/25/49 (144A)	575,272
3,900,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class B1, 3.447% (1 Month USD LIBOR +
	250 bps), 2/25/50 (144A)	1,318,554
6,060,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.911% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	3,899,509

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
6,800,000(c)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	3.247% (1 Month USD LIBOR + 230 bps), 10/25/48
	(144A)	$ 5,543,406
8,080,000(c)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
	11.447% (1 Month USD LIBOR +
	1,050 bps), 3/25/49 (144A)	4,621,322
3,000,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B1,
	5.347% (1 Month USD LIBOR + 440 bps), 2/25/49
	(144A)	1,354,327
6,700,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	13.197% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	3,829,079
7,584,417(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	3.297% (1 Month USD LIBOR + 235 bps), 2/25/49
	(144A)	6,402,523
3,740,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1,
	5.047% (1 Month USD LIBOR + 410 bps), 4/25/49
	(144A)	1,616,709
2,880,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	12.197% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	1,713,126
2,050,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.997% (1 Month USD LIBOR + 205 bps), 4/25/49
	(144A)	1,700,968
5,510,000(c)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1,
	4.997% (1 Month USD LIBOR + 405 bps), 2/25/49
	(144A)	2,385,907
949,143(c)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA4, Class M2, 2.247% (1 Month USD
	LIBOR + 130 bps), 3/25/29	935,749
171,915	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	8,591
603,203	Global Mortgage Securitization, Ltd., Series 2005-A,
	Class B2, 5.25%, 4/25/32 (144A)	446,648
2,881,109	Government National Mortgage Association,
	Series 2009-83, Class EB, 4.5%, 9/20/39	3,241,698
1,759,538	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.0%, 4/20/41	1,801,605
20,206,903(c)(f)	Government National Mortgage Association,
	Series 2019-90, Class SA, 2.527% (1 Month
	USD LIBOR + 330 bps), 7/20/49	1,841,310
55,711,564(f)	Government National Mortgage Association,
	Series 2019-110, Class PI, 3.5%, 9/20/49	4,004,904
41,397,068(c)(f)	Government National Mortgage Association,
	Series 2019-117, Class SB, 2.647% (1 Month
	USD LIBOR + 342 bps), 9/20/49	3,739,153

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 31

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
41,574,177(c)(f)	Government National Mortgage Association,
	Series 2019-121, Class SA, 2.577% (1 Month
	USD LIBOR + 335 bps), 10/20/49	$ 4,183,630
61,113,433(f)	Government National Mortgage Association,
	Series 2019-128, Class IB, 3.5%, 10/20/49	6,885,107
132,251,010(f)	Government National Mortgage Association,
	Series 2019-128, Class ID, 3.5%, 10/20/49	13,445,444
33,541,374(f)	Government National Mortgage Association, Series
	2019-159, Class CI, 3.5%, 12/20/49	2,941,082
29,607,807(c)(f)	Government National Mortgage Association, Series
	2020-9, Class SA, 2.577% (1 Month USD LIBOR +
	335 bps), 1/20/50	2,965,746
4,478,030(d)	GS Mortgage-Backed Securities Corp. Trust, Series
	2019-PJ1, Class B2, 4.333%, 8/25/49 (144A)	4,464,086
5,470,265(d)	GS Mortgage-Backed Securities Corp. Trust, Series
	2020-PJ2, Class A4, 3.5%, 7/25/50 (144A)	5,478,217
6,638,888	GS Mortgage-Backed Securities Trust, Series 2018-RPL1,
	Class A1A, 3.75%, 10/25/57 (144A)	6,746,250
4,300,000(d)	GS Mortgage-Backed Securities Trust, Series 2019-SL1,
	Class A2, 2.875%, 1/25/59 (144A)	3,837,526
8,500,000(d)	GS Mortgage-Backed Securities Trust, Series 2019-SL1,
	Class M1, 3.125%, 1/25/59 (144A)	7,757,389
2,526,534(d)	GS Mortgage-Backed Securities Trust, Series 2020-PJ1,
	Class B1, 3.694%, 5/25/50 (144A)	1,838,452
2,989,981(d)	GS Mortgage-Backed Securities Trust, Series 2020-PJ1,
	Class B2, 3.694%, 5/25/50 (144A)	2,151,001
1,700,000(c)	Home Partners of America Trust, Series 2017-1, Class E,
	3.45% (1 Month USD LIBOR + 265 bps), 7/17/34
	(144A)	1,461,934
1,390,314(c)	Home Partners of America Trust, Series 2018-1, Class A,
	1.7% (1 Month USD LIBOR + 90 bps), 7/17/37
	(144A)	1,267,026
3,170,325(d)	JP Morgan Mortgage Trust, Series 2014-1, Class B4,
	3.726%, 1/25/44 (144A)	2,934,492
8,568,398(d)	JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3,
	4.5%, 4/25/49 (144A)	8,699,563
7,181,256(d)	JP Morgan Mortgage Trust, Series 2019-1, Class B1,
	4.515%, 5/25/49 (144A)	6,745,269
11,709,677(d)	JP Morgan Mortgage Trust, Series 2019-9, Class B2A,
	3.543%, 5/25/50 (144A)	9,013,515
11,567,366(d)	JP Morgan Mortgage Trust, Series 2019-INV2, Class A3,
	3.5%, 2/25/50 (144A)	11,720,250
7,621,511(d)	JP Morgan Mortgage Trust, Series 2019-INV3, Class A3,
	3.5%, 5/25/50 (144A)	7,551,497

The accompanying notes are an integral part of these financial statements.
32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
9,019,598(d)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3,
	4.0%, 6/25/49 (144A)	$ 9,178,547
3,946,000(d)	JP Morgan Mortgage Trust, Series 2019-LTV2, Class A3,
	3.5%, 12/25/49 (144A)	3,976,449
3,457,448(d)	JP Morgan Mortgage Trust, Series 2019-LTV2, Class A15,
	3.5%, 12/25/49 (144A)	3,407,222
4,332,716(d)	JP Morgan Mortgage Trust, Series 2019-LTV3, Class A15,
	3.5%, 3/25/50 (144A)	4,338,673
7,740,161(d)	JP Morgan Mortgage Trust, Series 2019-LTV3, Class B2,
	4.571%, 3/25/50 (144A)	7,364,497
6,454,852(d)	JP Morgan Mortgage Trust, Series 2020-2, Class A15,
	3.5%, 7/25/50 (144A)	6,496,769
4,128,655(d)	JP Morgan Mortgage Trust, Series 2020-INV1, Class A15,
	3.5%, 8/25/50 (144A)	4,258,427
1,465,751	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,573,850
2,563,756	La Hipotecaria Mortgage Trust, Series 2019-2A,
	Class BBB, 4.75%, 9/29/46 (144A)	2,589,393
563,239(c)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 2.75% (Panamanian Mortgage
	Reference Rate + 300 bps), 9/8/39 (144A)	575,208
7,840,000(d)	Mill City Mortgage Loan Trust, Series 2017-2, Class M1,
	3.25%, 7/25/59 (144A)	7,460,477
7,142,844(d)	Mill City Mortgage Loan Trust, Series 2019-1, Class M1,
	3.5%, 10/25/69 (144A)	6,338,485
17,798,218(d)	Mill City Mortgage Loan Trust, Series 2019-1, Class M3,
	3.5%, 10/25/69 (144A)	14,084,084
1,900,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M1, 3.0%, 7/25/59 (144A)	1,607,926
6,145,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	4,608,750
8,000,000(d)	New Residential Mortgage Loan Trust, Series 2018-RPL1,
	Class M2, 3.5%, 12/25/57 (144A)	6,766,812
6,235,636(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class A1, 3.25%, 2/25/59 (144A)	6,298,487
8,400,000(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class M2, 3.75%, 2/25/59 (144A)	6,959,837
10,400,000(d)	New Residential Mortgage Loan Trust, Series 2019-RPL3,
	Class M1, 3.25%, 7/25/59 (144A)	8,895,337
1,000,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class B1, 4.997%
	(1 Month USD LIBOR + 405 bps), 7/25/28 (144A)	656,904
4,070,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 3.797%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	3,751,029
700,000	Progress Residential Trust, Series 2017-SFR1, Class C,
	3.316%, 8/17/34 (144A)	676,019

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 33

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)	Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,600,000	Progress Residential Trust, Series 2017-SFR1, Class E,
	4.261%, 8/17/34 (144A)	$ 2,435,484
3,244,297(d)	Provident Funding Mortgage Trust , Series 2020-1,
	Class B1, 3.341%, 2/25/50 (144A)	2,726,108
3,470,000(c)	Radnor Re, Ltd., Series 2019-1, Class B1, 5.397%
	(1 Month USD LIBOR + 445 bps), 2/25/29 (144A)	2,321,175
3,073	RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18	2,996
1,700,000(d)	RMF Buyout Issuance Trust, Series 2019-1, Class M4,
	4.23%, 7/25/29 (144A)	1,526,821
1,500,000(d)	RMF Buyout Issuance Trust, Series 2019-1, Class M5,
	6.0%, 7/25/29 (144A)	1,221,705
1,185,000(d)	RMF Buyout Issuance Trust, Series 2020-1, Class M5,
	6.0%, 2/25/30 (144A)	938,615
4,250,679(d)	Sequoia Mortgage Trust, Series 2013-2, Class B4, 3.643%,
	2/25/43	4,001,710
2,038,723(d)	Sequoia Mortgage Trust, Series 2013-6, Class B3, 3.521%,
	5/25/43	1,926,483
1,604,550(d)	Sequoia Mortgage Trust, Series 2013-6, Class B4, 3.521%,
	5/25/43	1,407,029
1,600,125(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%,
	8/25/48 (144A)	1,620,607
3,253,010(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class B2B,
	4.861%, 8/25/48 (144A)	3,282,132
6,810,490(d)	Sequoia Mortgage Trust, Series 2018-CH4, Class B1B,
	4.963%, 10/25/48 (144A)	6,894,765
3,541,885(c)	STACR Trust, Series 2018-DNA3, Class B1, 4.847%
	(1 Month USD LIBOR + 390 bps), 9/25/48 (144A)	1,569,402
3,550,000(c)	STACR Trust, Series 2018-HRP2, Class B1, 5.147%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	1,656,658
9,017,000(d)	Towd Point Mortgage Trust, Series 2015-3, Class M2,
	4.0%, 3/25/54 (144A)	8,644,253
9,375,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class M1,
	3.75%, 4/25/55 (144A)	8,935,627
7,350,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class M1,
	3.5%, 2/25/55 (144A)	6,973,273
8,200,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class A2,
	3.5%, 10/25/56 (144A)	7,738,030
15,100,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1,
	3.5%, 10/25/59 (144A)	11,973,987
800,000(d)	Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54
	(144A)	637,221
1,766,819(d)	WinWater Mortgage Loan Trust, Series 2015-2, Class B4,
	3.914%, 2/20/45 (144A)	1,611,428

The accompanying notes are an integral part of these financial statements.
34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)	Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
1,113,032(d)	WinWater Mortgage Loan Trust, Series 2015-3, Class B4,
	3.895%, 3/20/45 (144A)	$ 1,032,353
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $718,254,839)	$ 608,842,360
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 5.0% of Net Assets
9,097,980(e)(f)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	$ 1
1,597,000	BBCMS Mortgage Trust, Series 2020-C6, Class D, 2.4%,
	2/15/53 (144A)	868,462
4,500,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	4,935,233
5,000,000(c)	BTH-13 Mortgage Backed Securities Trust, Series 2018-13,
	Class A, 4.081% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	4,985,188
4,100,000(d)	CCRESG Commercial Mortgage Trust, Series 2016-HEAT,
	Class E, 5.488%, 4/10/29 (144A)	3,927,905
3,810,000	CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%,
	8/15/51	4,220,176
4,250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,406,074
2,500,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN,
	Class D, 6.099%, 2/15/33 (144A)	2,282,461
9,608,538(c)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E,
	3.055% (1 Month USD LIBOR + 235 bps), 6/15/34
	(144A)	9,306,007
3,500,000	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class A3, 3.744%, 3/10/51	3,810,182
3,755,000(c)	CLNY Trust, Series 2019-IKPR, Class E, 3.426% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	2,545,838
3,421,622	COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%,
	10/15/45	3,417,403
2,531,000(d)	COMM Mortgage Trust, Series 2013-CR11, Class C, 5.124%,
	8/10/50 (144A)	2,325,681
1,750,000(d)	COMM Mortgage Trust, Series 2014-CR16, Class C, 4.928%,
	4/10/47	1,575,154
2,484,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%,
	8/10/48	1,866,457
1,000,000(d)	COMM Mortgage Trust, Series 2015-CR25, Class B, 4.54%,
	8/10/48	980,389
5,227,225(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%,
	2/10/48	5,017,521
2,364,550	COMM Mortgage Trust, Series 2016-CR28, Class AHR,
	3.651%, 2/10/49	2,461,593

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 35

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
2,411,000	COMM Mortgage Trust, Series 2019-GC44, Class D,
	2.5%, 8/15/57 (144A)	$ 1,397,057
7,650,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.633%, 2/10/37 (144A)	4,720,525
4,412,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.633%, 2/10/37 (144A)	2,634,647
7,000,000(c)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.855% (1 Month USD LIBOR
	+ 215 bps), 5/15/36 (144A)	5,878,400
4,083,017(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1,
	Class C, 4.271%, 4/15/50	3,488,221
6,000,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class B, 4.33%, 11/15/48	5,852,026
5,150,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class D, 3.58%, 11/15/48	3,856,247
4,106,000	DBGS Mortgage Trust, Series 2018-C1, Class 7EB, 5.237%,
	9/15/31 (144A)	4,244,578
4,536,000(d)	FREMF Mortgage Trust, Series 2015-K45, Class C, 3.59%,
	4/25/48 (144A)	4,203,688
2,000,000(d)	FREMF Mortgage Trust, Series 2016-K52, Class B, 3.924%,
	1/25/49 (144A)	1,943,474
2,340,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035%,
	7/25/27 (144A)	2,248,201
2,300,000(d)	FREMF Mortgage Trust, Series 2018-K154, Class B, 4.021%,
	11/25/32 (144A)	1,629,460
9,744,657(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
	10/25/27 (144A)	7,307,779
8,500,000(c)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 7.825%
	(1 Month USD LIBOR + 690 bps), 8/25/29	4,526,250
6,249,723(c)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 7.745%
	(1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	5,209,111
1,972,412(c)	FRESB Mortgage Trust, Series 2017-SB43, Class A5H,
	2.79% (1 Month USD LIBOR + 0 bps), 10/25/37	2,013,672
6,000,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 3.205% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	4,639,682
5,400,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.705% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	4,161,284
1,800,000(d)	GS Mortgage Securities Trust, Series 2016-GS4, Class D,
	3.233%, 11/10/49 (144A)	1,252,715
3,750,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2015-JP1, Class C, 4.735%, 1/15/49	3,205,660
4,750,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class BFX, 4.549%, 7/5/33 (144A)	4,714,944

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
11,650,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2020-LOOP, Class F, 3.861%, 12/5/38 (144A)	$ 8,034,929
4,250,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class AS, 4.421%, 6/15/51	4,492,624
3,100,000(c)	KNDL Mortgage Trust, Series 2019-KNSQ, Class F, 2.705%
	(1 Month USD LIBOR + 200 bps), 5/15/36 (144A)	2,251,276
3,337,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series
	2014-C14, Class C, 4.954%, 2/15/47	3,030,033
6,700,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series
	2015-C20, Class C, 4.462%, 2/15/48	5,789,421
2,650,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series
	2015-C22, Class D, 4.235%, 4/15/48 (144A)	2,104,838
1,625,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series
	2017-C33, Class D, 3.356%, 5/15/50 (144A)	1,111,933
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E,
	Class AS, 4.012%, 9/9/32 (144A)	3,266,661
2,140,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
	Class D, 3.0%, 3/15/49 (144A)	1,522,752
2,000,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.418%, 7/11/40 (144A)	2,033,278
8,000,000(c)	Morgan Stanley Capital I Trust, Series 2019-AGLN,
	Class E, 2.755% (1 Month USD LIBOR +
	205 bps), 3/15/34 (144A)	6,177,763
8,400,000(c)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M10, 4.197% (1 Month USD LIBOR
	+ 325 bps), 10/15/49 (144A)	5,800,809
1,030,000(d)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class D, 4.398%, 8/15/34 (144A)	844,840
4,450,000(c)	Ready Capital Mortgage Financing LLC, Series 2019-FL3,
	Class D, 3.847% (1 Month USD LIBOR +
	290 bps), 3/25/34 (144A)	3,460,380
2,659,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class C,
	5.054%, 2/25/52 (144A)	1,947,182
5,400,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E,
	5.504%, 2/25/52 (144A)	2,818,107
2,403,000(d)	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class C, 4.127%, 10/25/52 (144A)	1,715,811
2,648,017(d)	Sutherland Commercial Mortgage Loans, Series
	2018-SBC7, Class A, 4.72%, 5/25/39 (144A)	2,223,001
67,584,000(d)(f)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class XB, 0.327%, 3/15/51	1,733,124
162,284(d)	Velocity Commercial Capital Loan Trust, Series 2015-1,
	Class M2, 5.88%, 6/25/45 (144A)	161,679

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 37

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

COMMERCIAL MORTGAGE-BACKED SECURITIES —
(continued)
	64,890	Wells Fargo Commercial Mortgage Trust, Series
		2014-LC16, Class A2, 2.819%, 8/15/50	$ 64,806
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
		(Cost $239,263,827)	$ 198,644,593
CONVERTIBLE CORPORATE BONDS — 0.3% of
Net Assets
Biotechnology — 0.2%
	5,500,000	Exact Sciences Corp., 0.375%, 3/1/28	$ 4,315,043
	6,298,000	Insmed, Inc., 1.75%, 1/15/25	5,259,205
		Total Biotechnology	$ 9,574,248
Pharmaceuticals — 0.1%
	3,617,000	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	$ 3,347,679
		Total Pharmaceuticals	$ 3,347,679
TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $13,414,143)	$ 12,921,927
CORPORATE BONDS — 32.9% of Net Assets
Advertising — 0.0%†
	1,455,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 1,363,888
	920,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	855,600
		Total Advertising	$ 2,219,488
Aerospace & Defense — 0.6%
	25,979,000	Boeing Co., 3.75%, 2/1/50	$ 23,708,837
		Total Aerospace & Defense	$ 23,708,837
Agriculture — 0.4%
EUR	14,500,000	Altria Group, Inc., 3.125%, 6/15/31	$ 15,654,207
		Total Agriculture	$ 15,654,207
Airlines — 0.3%
	12,529,660	Latam Airlines 2015-1 Pass Through Trust A,
		4.2%, 11/15/27	$ 11,276,694
		Total Airlines	$ 11,276,694
Auto Manufacturers — 1.0%
	15,325,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	$ 12,719,750
	4,875,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	4,631,250
	16,702,000	General Motors Co., 6.6%, 4/1/36	14,524,661
	6,793,000	General Motors Financial Co., Inc., 4.0%, 1/15/25	6,036,227
		Total Auto Manufacturers	$ 37,911,888

The accompanying notes are an integral part of these financial statements.
38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)			Value

		Auto Parts & Equipment — 0.1%
	4,835,000	Lear Corp., 3.5%, 5/30/30	$ 4,186,120
		Total Auto Parts & Equipment	$ 4,186,120
		Banks — 6.6%
	6,400,000(d)	Banco Continental SA via Continental Trustees Cayman,
		Ltd., 7.375% (3 Month USD LIBOR + 680 bps), 10/7/40
		(144A)	$ 6,144,064
	8,210,000(d)	Banco de Credito del Peru, 6.875% (3 Month
		USD LIBOR + 771 bps), 9/16/26 (144A)	8,210,082
ARS	78,000,000(c)	Banco de la Ciudad de Buenos Aires, 33.579%
		(BADLARPP + 399 bps), 12/5/22	819,427
	7,405,000	Banco Internacional del Peru SAA Interbank, 3.375%,
		1/18/23 (144A)	6,997,725
	4,608,000(b)(d)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
		Index + 497 bps) (144A)	3,514,522
	2,915,000(d)	Banco Nacional de Comercio Exterior SNC, 3.8%
		(5 Year CMT Index + 300 bps), 8/11/26 (144A)	2,633,003
	11,035,000(b)(d)	Bank of America Corp., 4.3% (3 Month USD LIBOR +
		266 bps)	9,490,100
	9,150,000(b)(d)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	8,024,550
	4,625,000(b)(d)	Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)	4,289,225
	9,600,000(b)(d)	BNP Paribas SA, 4.5% (5 Year CMT Index +
		294 bps) (144A)	7,392,000
	9,709,000(b)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
		415 bps)
		(144A)	8,568,192
	11,400,000	BPCE SA, 4.875%, 4/1/26 (144A)	11,060,569
	14,755,000(b)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	12,639,133
	16,758,000(b)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
		329 bps) (144A)	12,945,555
	3,915,000(b)(d)	Credit Suisse Group AG, 6.375% (5 Year CMT Index +
		482 bps) (144A)	3,436,195
	13,852,000(b)(d)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
		Rate + 511 bps)	12,813,100
	23,240,000(b)(d)	Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)	19,200,749
	3,842,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	3,015,970
	1,060,000(b)(d)	ING Groep NV, 5.75% (5 Year CMT Index + 434 bps)	917,568
	5,649,000(b)(d)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	4,727,930
	14,165,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	12,165,425
EUR	5,560,000(b)(d)	Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
		Rate + 719 bps)	5,632,297
	18,243,000(b)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	15,966,274
	21,833,000(b)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	20,506,427
	8,750,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	8,932,865
IDR 15,039,758,000^		PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	92,212

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 39

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

		Banks — (continued)
	3,895,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	$ 3,629,322
	14,375,000(b)(d)	Royal Bank of Scotland Group Plc, 8.625% (5 Year
		USD Swap Rate + 760 bps)	14,015,625
	10,677,000(b)(d)	Societe Generale SA, 7.375% (5 Year USD Swap
		Rate + 624 bps) (144A)	9,819,103
EUR	9,892,400(b)	Stichting AK Rabobank Certificaten, 6.5%	9,813,051
	3,000,000(d)	Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
		Swap Rate + 422 bps), 5/24/27 (144A)	2,385,000
	10,450,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
		434 bps) (144A)	9,823,000
	6,621,000(b)(d)	UBS Group AG, 7.125% (5 Year USD Swap Rate +
		588 bps)	6,455,475
	2,200,000	Vnesheconombank Via VEB Finance Plc, 5.942%,
		11/21/23 (144A)	2,244,836
	660,000(b)(d)	Wachovia Capital Trust III, 5.57% (3 Month USD
		LIBOR + 93 bps)	640,200
		Total Banks	$ 268,960,771
		Beverages — 1.2%
	26,357,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 30,979,886
	15,341,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	16,643,868
		Total Beverages	$ 47,623,754
		Building Materials — 0.3%
	1,275,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 1,147,500
	5,970,000	Cemex SAB de CV, 5.45%, 11/19/29 (144A)	4,871,520
	905,000	Cemex SAB de CV, 7.75%, 4/16/26 (144A)	809,984
	9,250,000	Standard Industries, Inc., 5.375%, 11/15/24 (144A)	8,926,250
		Total Building Materials	$ 15,755,254
		Chemicals — 0.6%
	3,007,000	CF Industries, Inc., 4.95%, 6/1/43	$ 2,855,748
EUR	3,150,000	INEOS Finance Plc, 2.875%, 5/1/26 (144A)	3,122,408
	1,207,000	NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)	1,013,880
	6,592,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	5,553,760
EUR	2,450,000	OCI NV, 3.125%, 11/1/24 (144A)	2,374,942
	2,565,000	OCI NV, 5.25%, 11/1/24 (144A)	2,205,900
	2,462,000	Sherwin-Williams Co., 3.3%, 5/15/50	2,305,044
		Total Chemicals	$ 19,431,682
		Commercial Services — 0.9%
	2,820,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 2,770,650
	8,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	7,495,625

The accompanying notes are an integral part of these financial statements.
40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)			Value

		Commercial Services — (continued)
	4,042,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	$ 3,613,144
	3,795,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 5.75%, 4/15/26 (144A)	3,719,100
	4,180,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	3,605,250
MXN	84,875,000	Red de Carreteras de Occidente SA PIB de CV, 9.0%,
		6/10/28 (144A)	3,549,891
	5,435,000	Sotheby’s, 7.375%, 10/15/27 (144A)	4,327,619
	4,600,000	United Rentals North America, Inc., 4.875%, 1/15/28	4,462,000
	1,208,000	Verisk Analytics, Inc., 5.5%, 6/15/45	1,534,346
		Total Commercial Services	$ 35,077,625
		Diversified Financial Services — 0.7%
	6,250,000(e)	Fixed Income Trust Series 2013-A, 7.697%,
		10/15/97 (144A)	$ 8,886,470
	16,060,000(g)	Global Aircraft Leasing Co., Ltd., (7.25% PIK 6.50% cash),
		9/15/24 (144A)	10,342,640
	1,180,000	Nationstar Mortgage Holdings, Inc., 6.0%,
		1/15/27 (144A)	1,003,000
	4,430,000	Nationstar Mortgage Holdings, Inc., 8.125%,
		7/15/23 (144A)	4,331,654
	1,496,000	Nationstar Mortgage Holdings, Inc., 9.125%,
		7/15/26 (144A)	1,353,880
	750,000(c)	Vita Capital VI, Ltd., 4.614% (6 Month USD LIBOR +
		290 bps), 1/8/21 (144A)	705,000
		Total Diversified Financial Services	$ 26,622,644
		Electric — 3.0%
	3,625,000	Adani Electricity Mumbai, Ltd., 3.949%,
		2/12/30 (144A)	$ 2,972,012
	4,260,000	Adani Renewable Energy RJ, Ltd./Kodangal Solar
		Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
		10/15/39 (144A)	3,836,130
	4,600,000	Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)	4,141,871
	13,854,000(b)(d)	Dominion Energy, Inc., 4.65% (5 Year CMT Index +
		299 bps)	12,399,330
	21,163,000(b)(d)	Duke Energy Corp., 4.875% (5 Year CMT Index +
		339 bps)	17,776,920
	4,593,000	Duke Energy Indiana LLC, 2.75%, 4/1/50	4,309,678
	7,765,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
		588 bps), 9/24/73 (144A)	8,192,075
	429,515	Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)	443,437
	2,336,000	NextEra Energy Operating Partners LP, 4.5%,
		9/15/27 (144A)	2,277,600
	21,750,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	22,005,177

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 41

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

		Electric — (continued)
	9,606,000	Southern California Edison Co., 3.65%, 2/1/50	$ 9,320,770
	7,635,000	Southern California Edison Co., 4.875%, 3/1/49	8,809,323
	16,580,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	14,759,463
	1,913,000	Vistra Operations Co. LLC, 4.3%, 7/15/29 (144A)	1,696,086
	2,357,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	2,430,656
		Total Electric	$ 115,370,528
		Electrical Component & Equipment — 0.2%
EUR	7,865,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 7,492,360
		Total Electrical Component & Equipment	$ 7,492,360
		Electronics — 0.5%
	20,490,000	Flex, Ltd., 4.875%, 6/15/29	$ 19,213,412
		Total Electronics	$ 19,213,412
		Energy-Alternate Sources — 0.1%
	853,731	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 998,525
	2,095,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	2,032,150
		Total Energy-Alternate Sources	$ 3,030,675
		Entertainment — 0.1%
	1,735,000	Scientific Games International, Inc., 7.0%,
		5/15/28 (144A)	$ 1,067,025
	1,735,000	Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	1,084,375
	3,636,000	Scientific Games International, Inc., 8.25%,
		3/15/26 (144A)	2,327,440
		Total Entertainment	$ 4,478,840
		Environmental Control — 0.1%
	4,482,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 3,733,125
	2,323,000	Tervita Corp., 7.625%, 12/1/21 (144A)	1,626,100
		Total Environmental Control	$ 5,359,225
		Food — 0.6%
	3,230,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 3,221,925
	2,250,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
		2/15/28 (144A)	2,401,875
	4,600,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 5.5%, 1/15/30 (144A)	4,749,500
	2,485,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 6.5%, 4/15/29 (144A)	2,665,660
	7,401,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	6,531,456
	1,375,000	Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)	1,251,821
		Total Food	$ 20,822,237

The accompanying notes are an integral part of these financial statements.
42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)			Value

		Forest Products & Paper — 0.6%
	10,035,000	International Paper Co., 6.0%, 11/15/41	$ 12,900,966
	4,901,000	International Paper Co., 7.3%, 11/15/39	6,259,863
	3,004,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	2,703,600
		Total Forest Products & Paper	$ 21,864,429
		Gas — 0.1%
	3,202,882	Nakilat, Inc., 6.267%, 12/31/33 (144A)	$ 3,603,243
		Total Gas	$ 3,603,243
		Hand & Machine Tools — 0.1%
	3,761,000(d)	Stanley Black & Decker, Inc., 4.0% (5 Year CMT Index +
		266 bps), 3/15/60	$ 3,563,962
		Total Hand & Machine Tools	$ 3,563,962
		Healthcare-Services — 0.8%
	6,596,000	Centene Corp., 3.375%, 2/15/30 (144A)	$ 6,134,280
	2,005,000	Centene Corp., 4.25%, 12/15/27 (144A)	1,964,900
	3,985,000	Centene Corp., 4.625%, 12/15/29 (144A)	4,004,925
	4,668,000	HCA, Inc., 3.5%, 9/1/30	4,234,864
EUR	2,272,000	IQVIA, Inc., 2.25%, 1/15/28 (144A)	2,281,731
	2,400,000	MEDNAX, Inc., 5.25%, 12/1/23 (144A)	1,956,000
	3,210,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	3,057,525
	4,639,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	3,919,955
		Total Healthcare-Services	$ 27,554,180
		Home Builders — 0.1%
	1,657,000	KB Home, 6.875%, 6/15/27	$ 1,657,000
	2,710,000	Meritage Homes Corp., 6.0%, 6/1/25	2,499,975
		Total Home Builders	$ 4,156,975
		Insurance — 2.4%
	10,060,000	AXA SA, 8.6%, 12/15/30	$ 13,380,806
	14,833,000	CNO Financial Group, Inc., 5.25%, 5/30/29	14,392,172
	7,650,000(d)	Farmers Exchange Capital III, 5.454% (3 Month
		USD LIBOR + 345 bps), 10/15/54 (144A)	9,529,987
	13,080,000(d)	Farmers Insurance Exchange, 4.747% (3 Month
		USD LIBOR + 323 bps), 11/1/57 (144A)	13,893,514
EUR	2,650,000(d)	Liberty Mutual Group, Inc., 3.625% (5 Year EUR
		Swap Rate + 370 bps), 5/23/59 (144A)	2,575,575
	16,401,000	Liberty Mutual Insurance Co., 7.697%,
		10/15/97 (144A)	23,319,519
	3,800,000	Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)	4,544,009
	12,145,000	Prudential Financial, Inc., 3.0%, 3/10/40	11,012,903
		Total Insurance	$ 92,648,485

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 43

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

		Internet — 0.7%
	14,366,000	Expedia Group, Inc., 3.25%, 2/15/30	$ 12,025,707
	7,725,000	Expedia Group, Inc., 3.8%, 2/15/28	6,677,426
EUR	6,515,000	Netflix, Inc., 3.625%, 6/15/30 (144A)	6,997,183
		Total Internet	$ 25,700,316
		Leisure Time — 0.2%
	10,582,000	VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)	$ 7,737,029
		Total Leisure Time	$ 7,737,029
		Media — 0.5%
	3,509,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 3/1/30 (144A)	$ 3,491,455
	6,225,000	CSC Holdings LLC, 5.5%, 5/15/26 (144A)	6,438,829
	1,345,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	1,391,941
	10,590,000	Diamond Sports Group LLC/Diamond Sports
		Finance Co., 6.625%, 8/15/27 (144A)	7,082,062
		Total Media	$ 18,404,287
		Mining — 0.8%
	1,650,000	Anglo American Capital Plc, 4.0%, 9/11/27 (144A)	$ 1,558,052
	4,847,000	Anglo American Capital Plc, 4.5%, 3/15/28 (144A)	4,801,066
	3,500,000	Anglo American Capital Plc, 4.75%, 4/10/27 (144A)	3,416,743
	14,028,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	12,555,060
	3,300,000	Novelis Corp., 4.75%, 1/30/30 (144A)	2,937,000
	1,797,000	Rusal Capital, DAC, 4.85%, 2/1/23 (144A)	1,584,954
	3,550,000	Rusal Capital, DAC, 5.125%, 2/2/22 (144A)	3,310,375
		Total Mining	$ 30,163,250
		Multi-National — 1.1%
	12,922,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 12,601,534
	4,880,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	4,595,350
INR	526,760,000	Asian Development Bank, 6.15%, 2/25/30	6,879,628
	8,430,000	Banque Ouest Africaine de Developpement,
		4.7%, 10/22/31 (144A)	7,660,847
	2,860,000	Banque Ouest Africaine de Developpement,
		5.0%, 7/27/27 (144A)	2,680,163
IDR 113,010,000,000		Inter-American Development Bank, 7.875%, 3/14/23	7,077,502
		Total Multi-National	$ 41,495,024
		Oil & Gas — 1.2%
	6,155,000	Apache Corp., 4.25%, 1/15/30	$ 3,187,687
	11,320,000	Apache Corp., 4.375%, 10/15/28	6,047,170
	18,900,000	Cenovus Energy, Inc., 6.75%, 11/15/39	9,153,691
	4,702,000	Gulfport Energy Corp., 6.0%, 10/15/24	1,151,990

The accompanying notes are an integral part of these financial statements.
44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)			Value

		Oil & Gas — (continued)
	895,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	$ 566,088
	3,049,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	1,406,351
	3,815,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,885,068
	8,985,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	5,031,600
	6,125,000	Newfield Exploration Co., 5.625%, 7/1/24	3,286,932
	4,667,000	Petroleos Mexicanos, 5.35%, 2/12/28	3,255,279
	2,814,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	928,620
	3,952,000	Transocean, Inc., 6.8%, 3/15/38	908,960
	1,110,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	527,250
	10,067,000	Valero Energy Corp., 6.625%, 6/15/37	10,554,888
	4,020,000	YPF SA, 6.95%, 7/21/27 (144A)	2,071,506
ARS	22,175,000	YPF SA, 16.5%, 5/9/22 (144A)	179,067
		Total Oil & Gas	$ 50,142,147
		Oil & Gas Services — 0.0%†
	2,027,000	USA Compression Partners LP/USA Compression
		Finance Corp., 6.875%, 9/1/27	$ 1,256,740
		Total Oil & Gas Services	$ 1,256,740
		Pharmaceuticals — 1.2%
	5,832,000	AbbVie, Inc., 4.05%, 11/21/39 (144A)	$ 5,998,848
EUR	8,000,000	Bausch Health Cos., Inc., 4.5%, 5/15/23	8,432,762
EUR	2,805,000	Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)	2,956,737
	1,720,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	1,628,324
	1,210,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	1,144,128
	1,775,000	Bausch Health Cos., Inc., 5.75%, 8/15/27 (144A)	1,827,540
	3,435,000	Cigna Corp., 3.4%, 3/15/50	3,241,881
	4,494,966	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	5,496,160
	719,752	CVS Pass-Through Trust, 6.036%, 12/10/28	781,061
	898,437	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	1,078,277
	1,570,000	Horizon Therapeutics USA, Inc., 5.5%, 8/1/27 (144A)	1,576,123
	2,424,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	2,411,880
EUR	340,000	Teva Pharmaceutical Finance Netherlands II BV,
		6.0%, 1/31/25 (144A)	364,124
	13,628,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%,
		10/1/26	11,479,546
		Total Pharmaceuticals	$ 48,417,391
		Pipelines — 2.9%
	3,257,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 2,818,770
	7,358,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	5,751,936
	1,620,000	Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)	1,409,400
	4,440,000	Cheniere Energy Partners LP, 5.25%, 10/1/25	4,084,800
	2,905,000	DCP Midstream Operating LP, 3.875%, 3/15/23	2,323,128

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 45

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	Pipelines — (continued)
5,495,000	DCP Midstream Operating LP, 5.6%, 4/1/44	$ 2,432,527
7,140,000	Enable Midstream Partners LP, 4.4%, 3/15/27	4,361,365
13,625,000	Enable Midstream Partners LP, 4.95%, 5/15/28	8,215,557
4,555,000	Energy Transfer Operating LP, 6.0%, 6/15/48	3,820,778
1,262,000	Energy Transfer Operating LP, 6.125%, 12/15/45	1,126,738
1,694,000(b)(d)	Energy Transfer Operating LP, 6.625% (3 Month
	USD LIBOR + 416 bps)	838,530
12,960,000(b)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	7,799,717
796,000	EnLink Midstream LLC, 5.375%, 6/1/29	413,920
15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	4,994,821
3,862,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	1,303,425
1,680,000	Enterprise Products Operating LLC, 3.95%, 1/31/60	1,411,728
4,232,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	7.75%, 2/1/28	2,946,318
3,600,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	2,530,080
14,573,000	Kinder Morgan, Inc., 5.05%, 2/15/46	14,151,880
4,224,000	Midwest Connector Capital Co. LLC, 4.625%,
	4/1/29 (144A)	4,067,360
9,425,000	ONEOK, Inc., 6.875%, 9/30/28	9,079,128
7,260,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	6,168,781
4,525,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	3,604,221
3,715,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	3,207,671
5,253,000	Williams Cos., Inc., 5.75%, 6/24/44	5,475,816
8,175,000	Williams Cos., Inc., 7.5%, 1/15/31	9,498,905
8,690,000	Williams Cos., Inc., 7.75%, 6/15/31	9,234,002
	Total Pipelines	$ 123,071,302
	Real Estate — 0.3%
13,000,000(b)(d)	AT Securities BV, 5.25% (5 Year USD Swap Rate +
	355 bps)	$ 11,785,280
	Total Real Estate	$ 11,785,280
	REITs — 1.0%
4,800,000	GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30	$ 4,035,840
4,185,000	Highwoods Realty LP, 4.125%, 3/15/28	4,495,845
12,750,000	iStar, Inc., 4.25%, 8/1/25	10,485,600
3,345,000	iStar, Inc., 4.75%, 10/1/24	2,809,800
9,521,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	8,854,530
4,605,000	Simon Property Group LP, 3.25%, 9/13/49	3,704,409
4,987,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	4,584,948
	Total REITs	$ 38,970,972

The accompanying notes are an integral part of these financial statements.
46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	Retail — 0.1%
1,350,000	QVC, Inc., 4.75%, 2/15/27	$ 1,194,106
5,010,000	Starbucks Corp., 3.35%, 3/12/50	4,722,009
	Total Retail	$ 5,916,115
	Software — 0.6%
24,010,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 22,309,949
	Total Software	$ 22,309,949
	Sovereign — 0.0%†
2,820,000(h)	Ecuador Social Bond S.a.r.l, 1/30/35 (144A)	$ 705,000
	Total Sovereign	$ 705,000
	Telecommunications — 0.6%
3,010,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	$ 2,919,700
2,143,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	1,859,053
10,221,000	Digicel, Ltd., 6.0%, 4/15/21 (144A)	5,506,666
982,000	Frontier Communications Corp., 8.75%, 4/15/22	252,865
5,900,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	5,864,010
1,496,000	Millicom International Cellular SA, 6.25%,
	3/25/29 (144A)	1,338,920
4,425,000	MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)	4,222,503
4,605,000	Windstream Services LLC/Windstream Finance Corp.,
	8.625%, 10/31/25 (144A)	2,763,000
	Total Telecommunications	$ 24,726,717
	Transportation — 0.3%
12,238,000	Union Pacific Corp., 3.75%, 2/5/70	$ 12,621,327
	Total Transportation	$ 12,621,327
	TOTAL CORPORATE BONDS
	(Cost $1,484,893,926)	$1,301,010,361
	FOREIGN GOVERNMENT BONDS — 3.8% of
	Net Assets
	Argentina — 0.1%
2,050,000	Argentine Republic Government International Bond,
	6.625%, 7/6/28	$ 560,675
4,090,000	Argentine Republic Government International Bond, 7.5%,
	4/22/26	1,155,466
8,500,000	Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	5,312,585
968,316	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	837,894
	Total Argentina	$ 7,866,620
	Bahrain — 0.2%
7,000,000	Bahrain Government International Bond, 5.625%,
	9/30/31 (144A)	$ 5,775,280

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 47

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

Bahrain — (continued)
	5,010,000	Bahrain Government International Bond, 7.0%,
		10/12/28 (144A)	$ 4,560,803
		Total Bahrain	$ 10,336,083
Egypt — 0.6%
EGP	197,044,000	Egypt Government Bond, 15.7%, 11/7/27	$ 13,502,751
EUR	5,000,000	Egypt Government International Bond, 4.75%,
		4/11/25 (144A)	4,791,743
	5,560,000	Egypt Government International Bond, 7.053%,
		1/15/32 (144A)	4,492,702
		Total Egypt	$ 22,787,196
Gabon — 0.0%†
	2,635,000	Gabon Government International Bond, 6.625%,
		2/6/31 (144A)	$ 1,617,457
		Total Gabon	$ 1,617,457
Ghana — 0.4%
	4,780,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 3,365,120
GHS	66,450,000	Republic of Ghana Government Bonds, 20.75%, 1/16/23	11,144,801
		Total Ghana	$ 14,509,921
Indonesia — 0.3%
IDR 219,632,000,000		Indonesia Treasury Bond, 6.125%, 5/15/28	$ 11,834,187
		Total Indonesia	$ 11,834,187
Ivory Coast — 0.2%
EUR	3,270,000	Ivory Coast Government International Bond, 5.875%,
		10/17/31 (144A)	$ 3,070,763
	2,500,000	Ivory Coast Government International Bond, 6.125%,
		6/15/33 (144A)	2,176,175
		Total Ivory Coast	$ 5,246,938
Mexico — 0.7%
MXN	594,140,000	Mexican Bonos, 8.5%, 5/31/29	$ 27,171,079
		Total Mexico	$ 27,171,079
Oman — 0.1%
	7,369,000	Oman Government International Bond, 5.625%,
		1/17/28 (144A)	$ 5,269,719
		Total Oman	$ 5,269,719
Russia — 0.5%
RUB	25,000	Russian Federal Bond - OFZ, 7.6%, 7/20/22	$ 329
RUB	1,326,346,000	Russian Federal Bond - OFZ, 8.15%, 2/3/27	18,441,472
		Total Russia	$ 18,441,801

The accompanying notes are an integral part of these financial statements.
48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)			Value

Sri Lanka — 0.1%
	6,170,000	Sri Lanka Government International Bond, 7.55%,
		3/28/30 (144A)	$ 3,393,717
		Total Sri Lanka	$ 3,393,717
Tunisia — 0.1%
EUR	3,250,000	Banque Centrale de Tunisie International Bond, 6.375%,
		7/15/26 (144A)	$ 2,899,830
		Total Tunisia	$ 2,899,830
Turkey — 0.1%
	6,505,000	Turkey Government International Bond, 5.6%, 11/14/24	$ 5,968,546
		Total Turkey	$ 5,968,546
Ukraine — 0.1%
EUR	4,490,000	Ukraine Government International Bond, 4.375%,
		1/27/30 (144A)	$ 3,956,768
		Total Ukraine	$ 3,956,768
Uruguay — 0.3%
UYU	476,113,000	Uruguay Government International Bond, 9.875%,
		6/20/22 (144A)	$ 10,144,530
		Total Uruguay	$ 10,144,530
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $193,522,705)	$ 151,444,392
INSURANCE-LINKED SECURITIES — 3.4% of
Net Assets(i)
Event-Linked Bonds — 0.4%
Earthquakes – California — 0.1%
	2,500,000(c)	Ursa Re, 3.533% (3 Month U.S. Treasury Bill +
		350 bps), 5/27/20 (144A)	$ 2,475,500
	1,800,000(c)	Ursa Re, 5.783% (3 Month U.S. Treasury Bill +
		575 bps), 12/10/22 (144A)	1,746,000
$ 4,221,500
Earthquakes – Chile — 0.0%†
	1,950,000(c)	International Bank for Reconstruction & Development,
3.992% (3 Month USD LIBOR + 250 bps),
		2/15/21 (144A)	$ 1,902,030
Earthquakes – Colombia — 0.0%†
	1,550,000(c)	International Bank for Reconstruction & Development,
4.492% (3 Month USD LIBOR + 300 bps),
		2/15/21 (144A)	$ 1,501,175
Earthquakes – U.S. — 0.0%†
	1,000,000(c)	Acorn Re, 4.393% (3 Month USD LIBOR + 275 bps),
		11/10/21 (144A)	$ 977,000

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 49

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

Health – U.S. — 0.0%†
	500,000(c)	Vitality Re VIII, Ltd., 1.783% (3 Month U.S. Treasury Bill +
		175 bps), 1/8/21 (144A)	$ 425,000
	1,500,000(c)	Vitality Re X, Ltd., 1.783% (3 Month U.S. Treasury Bill +
		175 bps), 1/10/23 (144A)	1,275,000
$ 1,700,000
Multiperil – Europe — 0.0%†
EUR	1,500,000(c)	Lion II Re, DAC, 3.57% (3 Month EURIBOR +
		357 bps), 7/15/21 (144A)	$ 1,642,246
Multiperil – U.S. — 0.1%
	3,000,000(c)	Residential Reinsurance 2016, 4.003% (3 Month
		U.S. Treasury Bill + 397 bps), 12/6/20 (144A)	$ 2,952,900
Multiperil – U.S. & Canada — 0.0%†
	500,000(c)	Mona Lisa Re, Series B, 8.028% (3 Month U.S.
		Treasury Bill + 800 bps), 1/9/23 (144A)	$ 481,750
Multiperil – U.S. Regional — 0.1%
	2,600,000(c)	Longpoint Re III, 2.783% (3 Month U.S. Treasury Bill +
		275 bps), 6/1/22 (144A)	$ 2,518,880
Multiperil – Worldwide — 0.1%
	2,000,000(c)	Galilei Re, 7.454% (6 Month USD LIBOR + 588 bps),
		1/8/21 (144A)	$ 1,976,800
Pandemic – U.S. — 0.0%†
	500,000(c)	Vitality Re XI, 1.833% (3 Month U.S. Treasury Bill +
		180 bps), 1/9/24 (144A)	$ 400,000
Pandemic – Worldwide — 0.0%†
	2,400,000(c)	International Bank for Reconstruction & Development,
8.373% (6 Month USD LIBOR + 690 bps),
		7/15/20 (144A)	$ 1,920,000
Windstorm – Florida — 0.0%†
	1,800,000(c)	Casablanca Re, 4.808% (6 Month USD LIBOR +
		402 bps), 6/4/20 (144A)	$ 1,800,000
Windstorm – U.S. Multistate — 0.0%†
	1,000,000(c)	Citrus Re, 0.533% (1 Month U.S. Treasury Bill +
		50 bps), 4/9/20 (144A)	$ 50,000
		Total Event-Linked Bonds	$ 24,044,281
Face
Amount
USD ($)

Collateralized Reinsurance — 0.6%
Earthquakes – California — 0.1%
	2,000,000+(a)(j)	Adare Re 2020, 1/31/21	$ 2,026,010

The accompanying notes are an integral part of these financial statements.
50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Face
Amount
USD ($)			Value

		Multiperil – Massachusetts — 0.1%
	2,537,500+(a)(j)	Denning Re 2019, 7/31/20	$ 2,578,139
		Multiperil – U.S. — 0.0%†
	600,000+(a)(j)	Dingle Re 2019, 2/1/21	$ 612,315
	550,000+(a)(j)	Dingle Re 2020, 1/31/21	528,555
	3,900,000+(a)(j)	Kingsbarns Re 2017, 5/19/20	3,900
	1,150,000+(a)(j)	Port Royal Re 2019, 5/31/20	1,180,341
	1,100,000+(a)(j)	Riviera Re 2019, 5/31/20	1,124,200
			$ 3,449,311
		Multiperil – U.S. & Canada — 0.1%
	2,000,000+(a)(j)	Leven Re 2020, 1/31/21	$ 1,957,312
		Multiperil – U.S. Regional — 0.1%
	2,000,000+(a)(j)	Ailsa Re 2019, 6/30/20	$ 2,112,367
	1,199,000+(a)(j)	Ocean View Re 2019, 6/30/20	1,227,975
			$ 3,340,342
		Multiperil – Worldwide — 0.1%
	6,147,969+(a)(j)	Kilarney Re 2018, 5/31/20	$ 3,103,495
	480,000+(a)(j)	Limestone Re, 3/1/24	485,520
	1,020,000+(a)(j)	Limestone Re, Series A, 3/1/24	1,031,730
	12,000+(j)	Limestone Re 2016-1, 8/31/21	9,445
	86,000+(j)	Limestone Re 2016-1, 8/31/21	67,691
	1,250,000+(a)(j)	Limestone Re 2019-2, 3/1/24 (144A)	1,298,125
	20,000+(a)(j)	Limestone Re 2019-B, 9/9/22	77,900
	1,500,000+(a)(j)	Mid Ocean Re 2019, 7/31/20	1,508,059
	700,000+(a)(j)	Old Head Re 2020, 12/31/23	576,059
	4,500,000+(a)(j)	Resilience Re, 4/6/21	450
	850,864+(j)	Seminole Re 2018, 1/15/21	165,493
	214,287+(a)(j)	Seminole Re 2019, 1/31/21	218,679
	608,616+(a)(j)	Walton Health Re 2018, 6/15/20	304,308
	300,000+(a)(j)	Walton Health Re 2019, 6/30/20	292,114
			$ 9,139,068
		Windstorm – Florida — 0.1%
	1,750,000+(a)(j)	Formby Re 2018, 2/28/21	$ 329,912
	2,200,000+(a)(j)	Portrush Re 2017, 6/15/20	1,403,820
			$ 1,733,732
		Windstorm – North Carolina — 0.0%†
	1,000,000+(j)	Lahinch Re 2019, 5/31/20	$ 14,583
		Windstorm – U.S. Regional — 0.0%†
	1,250,000+(a)(j)	Oakmont Re 2017, 4/15/20	$ 36,750
	1,900,000+(a)(j)	Oakmont Re 2019, 4/30/21	1,315,393

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 51

Schedule of Investments | 3/31/20 (unaudited) (continued)

Face
Amount
USD ($)			Value

		Windstorm – U.S. Regional — (continued)
	250,000+(j)	Resilience Re, 6/8/20	$ 121,250
			$ 1,473,393
		Total Collateralized Reinsurance	$ 25,711,890
		Reinsurance Sidecars — 2.4%
		Multiperil – U.S. — 0.2%
	11,480,000+(a)(j)	Carnoustie Re 2015, 7/1/20	$ 36,736
	10,280,000+(a)(j)	Carnoustie Re 2016, 11/30/20	277,560
	10,188,000+(a)(j)	Carnoustie Re 2017, 11/30/21	1,384,040
	3,000,000+(j)	Carnoustie Re 2018, 12/31/21	33,600
	1,000,000+(a)(j)	Carnoustie Re 2019, 12/31/22	1,159,500
	2,800,000+(a)(j)	Castle Stuart Re 2018, 12/1/21	804,197
	3,000,000+(a)(k)	Harambee Re 2018, 12/31/21	195,000
	5,000,000+(k)	Harambee Re 2019, 12/31/22	477,500
	3,000,000+(a)	Harambee Re 2020, 12/31/23	3,036,900
	2,500,014+(a)(j)	Sector Re V, Series 7, Class G, 3/1/22 (144A)	357,748
			$ 7,762,781
		Multiperil – Worldwide — 2.2%
	550,000+(a)(j)	Alturas Re, 3/10/23	$ 562,705
	3,000,000+(a)(j)	Alturas Re, 3/10/23	3,051,600
	2,201+(a)(j)	Alturas Re 2019-1, 6/3/20	80,054
	33,410+(a)(j)	Alturas Re 2019-2, 3/10/22	291,085
	2,133,500+(a)(j)	Arlington Re 2015, 2/1/21	103,688
	4,000,000+(a)(j)	Bantry Re 2016, 3/31/21	322,400
	3,000,000+(a)(j)	Bantry Re 2017, 3/31/21	708,300
	2,500,000+(a)(j)	Bantry Re 2018, 12/31/21	28,500
	4,000,000+(j)	Bantry Re 2019, 12/31/22	136,000
	3,821,406+(a)(j)	Bantry Re 2020, 12/31/20	3,907,786
	3,605,000+(a)(j)	Berwick Re 2017-1, 2/1/21	119,326
	13,924,181+(a)(j)	Berwick Re 2018-1, 12/31/21	1,694,573
	9,947,951+(a)(j)	Berwick Re 2019-1, 12/31/22	10,735,968
	1,750,000+(k)	Blue Lotus Re, 12/31/21	108,850
	155,000+(j)	Eden Re II, 3/22/22 (144A)	207,563
	232,500+(j)	Eden Re II, 3/22/22 (144A)	268,087
	73,625+(a)(j)	Eden Re II, 3/22/23 (144A)	646,288
	7,000,000+(a)(j)	Eden Re II, 3/22/24 (144A)	7,170,800
	6,500,000+(j)	Gleneagles Re 2016, 11/30/20	202,800
	1,500,000+(a)(j)	Gleneagles Re 2018, 12/31/21	177,450
	1,156,688+(a)(j)	Gleneagles Re 2019, 12/31/22	1,296,647
	2,737,878+(a)(j)	Gullane Re 2018, 12/31/21	2,578,012
	7,000+(j)	Limestone Re 2018, 3/1/22	15,349
	500,000+(a)(k)	Lion Rock Re, 1/31/21	517,650

The accompanying notes are an integral part of these financial statements.
52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Face
Amount
USD ($)		Value

	Multiperil – Worldwide — (continued)
500,000+(k)	Lion Rock Re 2019, 1/31/21	$ 46,150
6,000,000+(a)(k)	Lorenz Re 2018, 7/1/21	430,200
2,545,246+(a)(k)	Lorenz Re 2019, 6/30/22	2,301,666
8,500,000+(a)(j)	Merion Re 2018-2, 12/31/21	9,259,900
15,300,000+(j)	Pangaea Re 2015-1, 2/28/21	20,015
14,520,000+(j)	Pangaea Re 2015-2, 5/29/20	21,648
14,000,000+(j)	Pangaea Re 2016-1, 11/30/20	31,077
6,150,000+(j)	Pangaea Re 2016-2, 11/30/20	18,303
6,000,000+(a)(j)	Pangaea Re 2017-1, 11/30/21	96,600
4,750,000+(a)(j)	Pangaea Re 2018-1, 12/31/21	279,300
7,100,000+(a)(j)	Pangaea Re 2018-3, 7/1/22	147,278
3,891,425+(a)(j)	Pangaea Re 2019-1, 2/1/23	81,087
5,220,725+(a)(j)	Pangaea Re 2019-3, 7/1/23	5,251,322
3,850,570+(a)(j)	Pangaea Re 2020-1, 2/1/24	3,929,475
1,800,000+(a)(j)	Sector Re V, 12/1/23 (144A)	1,286,476
540,031+(a)(j)	Sector Re V, Series 8, Class D, 12/1/23 (144A)	385,974
1,516+(j)	Sector Re V, Series 8, Class F, 3/1/23 (144A)	89,013
5,326+(j)	Sector Re V, Series 8, Class G, 3/1/23 (144A)	225,328
900,000+(a)(j)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	780,006
1,500,000+(a)(j)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	1,567,155
1,559,969+(a)(j)	Sector Re V, Series 9, Class D, 12/1/24 (144A)	1,629,809
1,696,451+(a)(j)	Sector Re V, Series 9, Class G, 3/1/24 (144A)	1,982,688
5,855,000+(a)(j)	St. Andrews Re 2017-1, 2/1/21	396,969
2,606,976+(a)(j)	St. Andrews Re 2017-4, 6/1/20	256,526
3,609,700+(a)	Sussex Re 2020-1, 12/31/22	3,678,284
1,000,000+(a)(k)	Thopas Re 2018, 12/31/21	21,300
3,000,000+(a)(k)	Thopas Re 2019, 12/31/22	570,000
4,000,000+(a)(k)	Thopas Re 2020, 12/31/23	4,079,200
5,750,000+(a)(j)	Versutus Re 2017, 11/30/21	44,850
3,000,000+(a)(j)	Versutus Re 2018, 12/31/21	—
2,647,642+(j)	Versutus Re 2019-A, 12/31/21	227,962
852,358+(j)	Versutus Re 2019-B, 12/31/21	73,388
1,250,000+(a)(k)	Viribus Re 2018, 12/31/21	69,125
3,650,000+(k)	Viribus Re 2019, 12/31/22	66,065
4,139,570+(a)(k)	Viribus Re 2020, 12/31/23	4,296,046
1,826,168+(a)(j)	Woburn Re 2018, 12/31/21	244,341
3,539,362+(a)(j)	Woburn Re 2019, 12/31/22	2,069,819
		$ 80,885,826
	Total Reinsurance Sidecars	$ 88,648,607
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $144,553,376)	$ 138,404,778

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 53

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

MUNICIPAL BONDS — 0.3% of Net Assets(l)
Municipal General Obligation — 0.2%
13,525,000(m)(n)	Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35	$ 8,013,563
	Total Municipal General Obligation	$ 8,013,563
Municipal Higher Education — 0.1%
2,300,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 2,446,617
	Total Municipal Higher Education	$ 2,446,617
TOTAL MUNICIPAL BONDS
	(Cost $11,423,113)	$ 10,460,180
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 3.6% of Net Assets*(c)
Aerospace & Defense — 0.0%†
344,539	United Airlines, Inc., Refinanced Term Loan, 2.739%
	(LIBOR + 175 bps), 4/1/24	$ 313,531
	Total Aerospace & Defense	$ 313,531
Automobile — 0.2%
1,633,257	American Axle & Manufacturing, Inc., Tranche B Term
	Loan, 3.2% (LIBOR + 225 bps), 4/6/24	$ 1,384,185
2,071,686	CWGS Group LLC (aka Camping World, Inc.), Term Loan,
	3.766% (LIBOR + 275 bps), 11/8/23	1,384,576
3,308,333	Goodyear Tire & Rubber Co., Second Lien Term Loan,
	3.2% (LIBOR + 200 bps), 3/3/25	2,749,225
2,556,982	Navistar, Inc., Tranche B Term Loan, 4.28% (LIBOR +
	350 bps), 11/6/24	2,245,881
	Total Automobile	$ 7,763,867
Beverage, Food & Tobacco — 0.1%
4,011,218	JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
	3.072% (LIBOR + 200 bps), 5/1/26	$ 3,784,865
	Total Beverage, Food & Tobacco	$ 3,784,865
Broadcasting & Entertainment — 0.0%†
1,592,000	Sinclair Television Group, Inc., Tranche B-2b Term Loan,
	3.21% (LIBOR + 250 bps), 9/30/26	$ 1,474,590
	Total Broadcasting & Entertainment	$ 1,474,590
Buildings & Real Estate — 0.1%
94,838	Builders FirstSource, Inc., Refinancing Term Loan,
	4.613% (LIBOR + 300 bps), 2/29/24	$ 86,303
2,054,059	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance
LP), First Lien Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/29/23	1,653,517
	Total Buildings & Real Estate	$ 1,739,820

The accompanying notes are an integral part of these financial statements.
54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)			Value

Chemicals, Plastics & Rubber — 0.2%
	3,274,558	Axalta Coating Systems Dutch Holding B BV (Axalta
Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
		Loan, 3.2% (LIBOR + 175 bps), 6/1/24	$ 3,094,457
	1,632,389	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-1
		Term Loan, 2.989% (LIBOR + 200 bps), 1/31/26	1,542,607
	850,714	Omnova Solutions, Inc., Term B-2 Loan, 5.5% (PRIME +
		225 bps), 8/25/23	842,207
	3,281,038	Reynolds Group Holdings, Inc., Incremental US Term Loan,
		3.739% (LIBOR + 275 bps), 2/5/23	3,129,290
	1,686,432	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
		3.93% (LIBOR + 275 bps), 9/23/24	1,516,384
		Total Chemicals, Plastics & Rubber	$ 10,124,945
Computers & Electronics — 0.0%†
	1,413,892	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
		5.239% (LIBOR + 425 bps), 6/26/25	$ 1,067,488
		Total Computers & Electronics	$ 1,067,488
Construction & Building — 0.1%
	2,082,701	Quikrete Holdings, Inc., First Lien Initial Term Loan,
		3.489% (LIBOR + 250 bps), 2/1/27	$ 1,931,705
		Total Construction & Building	$ 1,931,705
Consumer Services — 0.0%†
	1,215,676	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2019 Refinancing
Term B-1 Loan, 4.606% (LIBOR +
		325 bps), 9/23/26	$ 1,106,265
		Total Consumer Services	$ 1,106,265
Diversified & Conglomerate Manufacturing — 0.1%
	2,142,643	Garda World Security Corp., Initial Term Loan, 6.39%
		(LIBOR + 475 bps), 10/30/26	$ 2,046,224
	1,291,988	Pelican Products, Inc., First Lien Term Loan, 4.5%
		(LIBOR + 350 bps), 5/1/25	1,056,200
		Total Diversified & Conglomerate Manufacturing	$ 3,102,424
Diversified & Conglomerate Service — 0.1%
	468,694	AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial
		Term Loan, 4.888% (LIBOR + 325 bps), 3/3/25	$ 292,934
	1,472,801	Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
Closing Date Term Loan, 3.498% (LIBOR +
		250 bps), 3/1/24	1,359,886
	2,393,625	DynCorp International, Inc., Term Loan, 7.0% (LIBOR +
		600 bps), 8/18/25	2,160,247
	2,159,229	Gates Global LLC, Initial B-2 Dollar Term Loan, 3.75%
		(LIBOR + 275 bps), 4/1/24	1,943,306

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 55

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

Diversified & Conglomerate Service — (continued)
	9,371	National Mentor Holdings, Inc. (aka Civitas Solutions,
Inc.), First Lien Initial Term C Loan, 5.46%
		(LIBOR + 400 bps), 3/9/26	$ 8,528
	206,335	National Mentor Holdings, Inc. (aka Civitas Solutions,
Inc.), First Lien Initial Term Loan, 5.123%
		(LIBOR + 400 bps), 3/9/26	187,765
	568,804	West Corp., Initial Term B Loan, 5.45% (LIBOR +
		400 bps), 10/10/24	437,979
		Total Diversified & Conglomerate Service	$ 6,390,645
Electronics — 0.2%
	358,047	Avast Software BV, 2018 Refinancing Dollar Term Loan,
		3.7% (LIBOR + 225 bps), 9/29/23	$ 326,942
	7,841,596	Scientific Games International, Inc., Initial Term B-5 Loan,
		4.246% (LIBOR + 275 bps), 8/14/24	6,371,297
		Total Electronics	$ 6,698,239
Entertainment & Leisure — 0.1%
	3,829,837	Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term B
		Loan, 2.989% (LIBOR + 200 bps), 2/22/24	$ 3,293,660
		Total Entertainment & Leisure	$ 3,293,660
Financial Services — 0.1%
	4,203,450	RPI 2019 Intermediate Finance Trust, Term Loan B,
		2.739% (LIBOR + 175 bps), 2/11/27	$ 3,923,219
	1,040,328	RPI Intermediate Finance Trust, Term B-1 Term Facility,
		2.739% (LIBOR + 175 bps), 2/11/27	970,972
		Total Financial Services	$ 4,894,191
Healthcare & Pharmaceuticals — 0.2%
	3,642,335	Alphabet Holding Co., Inc. (aka Nature’s Bounty),
First Lien Initial Term Loan, 4.489% (LIBOR +
		350 bps), 9/26/24	$ 2,953,934
	2,358,313	Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan,
		5.25% (LIBOR + 425 bps), 4/29/24	2,116,586
	1,560,000	Sotera Health Holdings LLC, First Lien Initial Term Loan,
		5.5% (LIBOR + 450 bps), 12/11/26	1,391,001
		Total Healthcare & Pharmaceuticals	$ 6,461,521
Healthcare, Education & Childcare — 0.6%
	3,279,427	Alliance HealthCare Services, Inc., First Lien Initial Term
		Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 2,574,350
	6,353,389	Gentiva Health Services, Inc., First Lien Term B Loan,
		4.25% (LIBOR + 325 bps), 7/2/25	6,003,952
	1,801,131	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
		Term B-3 Loan, 5.2% (LIBOR + 375 bps), 2/21/25	1,355,351

The accompanying notes are an integral part of these financial statements.
56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

Healthcare, Education & Childcare — (continued)
8,216,182	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
Holdings, Inc.), First Lien Term B Loan, 4.739%
	(LIBOR + 375 bps), 11/16/25	$ 7,558,887
1,712,315	Select Medical Corp., Tranche B Term Loan, 3.43%
	(LIBOR + 250 bps), 3/6/25	1,635,261
	Total Healthcare, Education & Childcare	$ 19,127,801
Insurance — 0.2%
482,062	Alliant Holdings Intermediate LLC, Initial Term Loan,
	3.989% (LIBOR + 300 bps), 5/9/25	$ 447,916
9,890,924	Confie Seguros Holding II Co., Term B Loan, 6.363%
	(LIBOR + 475 bps), 4/19/22	7,675,357
	Total Insurance	$ 8,123,273
Leisure & Entertainment — 0.0%†
6,034,328	24 Hour Fitness Worldwide, Inc., Term Loan, 4.95%
	(LIBOR + 350 bps), 5/30/25	$ 1,498,523
2,711,800	Fitness International LLC, Term B Loan, 4.322% (LIBOR +
	325 bps), 4/18/25	2,056,448
	Total Leisure & Entertainment	$ 3,554,971
Machinery — 0.2%
733,838	Clark Equipment Co. (aka Doosan Bobcat, Inc.),
Repriced 2019 Term Loan, 3.2% (LIBOR +
	175 bps), 5/18/24	$ 669,015
4,866,112	NN, Inc., Tranche B Term Loan, 6.689% (LIBOR +
	575 bps), 10/19/22	3,625,254
2,891,949	Shape Technologies Group, Inc., Initial Term Loan, 4.806%
	(LIBOR + 300 bps), 4/21/25	2,096,663
1,561,965	Terex Corp., Incremental US Term Loan, 3.45% (LIBOR +
	200 bps), 1/31/24	1,437,008
	Total Machinery	$ 7,827,940
Metals & Mining — 0.1%
1,523,716	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 4.02% (LIBOR + 275 bps), 12/22/23	$ 1,320,559
3,199,581	BWay Holding Co., Initial Term Loan, 5.084% (LIBOR +
	325 bps), 4/3/24	2,655,652
	Total Metals & Mining	$ 3,976,211
Personal, Food & Miscellaneous Services — 0.1%
2,992,500	Option Care Health, Inc., Term B Loan, 5.489% (LIBOR +
	450 bps), 8/6/26	$ 2,543,625
	Total Personal, Food & Miscellaneous Services	$ 2,543,625
Retail — 0.3%
9,449,162	Bass Pro Group LLC, Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/25/24	$ 8,031,787
1,506,374	PetSmart, Inc., Amended Term Loan, 5.0% (LIBOR +
	400 bps), 3/11/22	1,448,574

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 57

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	Retail — (continued)
1,389,500	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	6.015% (LIBOR + 450 bps), 9/12/24	$ 1,122,021
	Total Retail	$ 10,602,382
	Securities & Trusts — 0.1%
7,306,369	Stonepeak Lonestar Holdings LLC, Initial Term Loan,
	6.336% (LIBOR + 450 bps), 10/19/26	$ 5,278,851
	Total Securities & Trusts	$ 5,278,851
	Telecommunications — 0.5%
17,005,492	Virgin Media Bristol LLC, N Facility, 3.205% (LIBOR +
	250 bps), 1/31/28	$ 16,197,731
3,599,017	Windstream Services LLC (fka Windstream Corp.),
	Tranche B-6 Term Loan, 8.25% (PRIME + 500
	bps), 3/29/21	2,231,391
	Total Telecommunications	$ 18,429,122
	Utilities — 0.0%†
1,103,969	Eastern Power LLC (Eastern Covert Midco LLC)
	(aka TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	$ 968,269
	Total Utilities	$ 968,269

	TOTAL SENIOR SECURED FLOATING RATE
	LOAN INTERESTS
	(Cost $164,423,915)	$ 140,580,201
	SUPRANATIONAL BONDS — 0.2% of Net Assets
250,000(c)	International Bank for Reconstruction & Development,
	4.421% (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 249,975
IDR 152,569,000,000	International Bank for Reconstruction & Development,
	7.45%, 8/20/21	9,433,834
	TOTAL SUPRANATIONAL BONDS
	(Cost $11,136,177)	$ 9,683,809
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 17.4% of Net Assets
251,539	Fannie Mae, 3.0%, 2/1/43	$ 265,890
519,934	Fannie Mae, 3.0%, 3/1/43	549,925
226,986	Fannie Mae, 3.0%, 4/1/45	240,906
122,300	Fannie Mae, 3.0%, 5/1/46	130,071
1,150,327	Fannie Mae, 3.0%, 5/1/46	1,217,365
120,600	Fannie Mae, 3.0%, 10/1/46	128,238
13,528	Fannie Mae, 3.0%, 11/1/46	14,290
18,565	Fannie Mae, 3.0%, 11/1/46	19,647
232,332	Fannie Mae, 3.0%, 11/1/46	244,764

The accompanying notes are an integral part of these financial statements.
58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
369,929	Fannie Mae, 3.0%, 11/1/46	$ 391,717
17,964	Fannie Mae, 3.0%, 12/1/46	18,973
72,722	Fannie Mae, 3.0%, 1/1/47	77,342
21,644	Fannie Mae, 3.0%, 3/1/47	22,972
73,367	Fannie Mae, 3.0%, 3/1/47	77,665
467,500	Fannie Mae, 3.0%, 3/1/47	492,434
315,399	Fannie Mae, 3.0%, 4/1/48	334,720
3,087,630	Fannie Mae, 3.0%, 5/1/48	3,297,572
467,452	Fannie Mae, 3.0%, 7/1/49	494,934
612,809	Fannie Mae, 3.0%, 7/1/49	650,349
1,171,030	Fannie Mae, 3.0%, 9/1/49	1,242,764
2,283,879	Fannie Mae, 3.5%, 11/1/40	2,449,278
831,050	Fannie Mae, 3.5%, 6/1/42	891,257
3,441,301	Fannie Mae, 3.5%, 7/1/42	3,692,479
5,117,527	Fannie Mae, 3.5%, 8/1/42	5,490,558
8,427,773	Fannie Mae, 3.5%, 8/1/42	9,042,965
269,591	Fannie Mae, 3.5%, 11/1/42	289,355
519,338	Fannie Mae, 3.5%, 11/1/42	557,408
541,456	Fannie Mae, 3.5%, 11/1/42	581,152
1,059,381	Fannie Mae, 3.5%, 11/1/42	1,136,507
21,631	Fannie Mae, 3.5%, 12/1/42	23,215
849,269	Fannie Mae, 3.5%, 12/1/42	911,515
2,415,050	Fannie Mae, 3.5%, 12/1/44	2,590,213
6,023,732	Fannie Mae, 3.5%, 2/1/45	6,464,659
7,235,703	Fannie Mae, 3.5%, 6/1/45	7,712,333
2,040,256	Fannie Mae, 3.5%, 9/1/45	2,194,027
6,894,597	Fannie Mae, 3.5%, 9/1/45	7,516,530
3,442,772	Fannie Mae, 3.5%, 5/1/46	3,689,534
1,164,582	Fannie Mae, 3.5%, 6/1/46	1,248,072
465,556	Fannie Mae, 3.5%, 7/1/46	496,892
934,612	Fannie Mae, 3.5%, 9/1/46	1,005,061
610,549	Fannie Mae, 3.5%, 10/1/46	649,983
346,229	Fannie Mae, 3.5%, 7/1/47	367,308
8,978	Fannie Mae, 4.0%, 12/1/23	9,558
7,358	Fannie Mae, 4.0%, 12/1/30	8,020
550,484	Fannie Mae, 4.0%, 9/1/37	594,710
6,928,671	Fannie Mae, 4.0%, 10/1/40	7,619,830
2,941,184	Fannie Mae, 4.0%, 12/1/40	3,234,573
5,743	Fannie Mae, 4.0%, 11/1/41	6,207
1,147,180	Fannie Mae, 4.0%, 11/1/41	1,240,226
35,825	Fannie Mae, 4.0%, 12/1/41	38,442

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 59

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
1,927,212	Fannie Mae, 4.0%, 12/1/41	$ 2,072,012
9,138,343	Fannie Mae, 4.0%, 12/1/41	9,877,651
1,184,484	Fannie Mae, 4.0%, 1/1/42	1,279,781
3,166,595	Fannie Mae, 4.0%, 1/1/42	3,421,514
1,252,436	Fannie Mae, 4.0%, 2/1/42	1,353,861
2,491,650	Fannie Mae, 4.0%, 2/1/42	2,693,495
208,796	Fannie Mae, 4.0%, 4/1/42	222,675
1,853,934	Fannie Mae, 4.0%, 4/1/42	2,004,192
3,233,274	Fannie Mae, 4.0%, 4/1/42	3,478,956
195,650	Fannie Mae, 4.0%, 5/1/42	211,556
4,242,812	Fannie Mae, 4.0%, 5/1/42	4,586,401
195,976	Fannie Mae, 4.0%, 6/1/42	211,722
83,196	Fannie Mae, 4.0%, 7/1/42	89,961
6,716,378	Fannie Mae, 4.0%, 8/1/42	7,260,708
146,803	Fannie Mae, 4.0%, 10/1/42	160,186
163,533	Fannie Mae, 4.0%, 11/1/42	174,387
1,935,201	Fannie Mae, 4.0%, 8/1/43	2,094,658
1,200,458	Fannie Mae, 4.0%, 11/1/43	1,315,637
9,234	Fannie Mae, 4.0%, 2/1/44	9,982
1,132,627	Fannie Mae, 4.0%, 2/1/44	1,235,596
246,638	Fannie Mae, 4.0%, 6/1/44	266,099
5,797,480	Fannie Mae, 4.0%, 7/1/44	6,264,871
3,040,310	Fannie Mae, 4.0%, 8/1/44	3,285,670
87,897	Fannie Mae, 4.0%, 9/1/44	94,992
6,828	Fannie Mae, 4.0%, 10/1/44	7,380
77,294	Fannie Mae, 4.0%, 10/1/44	83,536
78,322	Fannie Mae, 4.0%, 10/1/44	84,584
234,301	Fannie Mae, 4.0%, 10/1/44	249,847
270,279	Fannie Mae, 4.0%, 10/1/44	292,081
64,070	Fannie Mae, 4.0%, 11/1/44	69,241
91,334	Fannie Mae, 4.0%, 11/1/44	98,704
130,180	Fannie Mae, 4.0%, 11/1/44	138,816
170,745	Fannie Mae, 4.0%, 11/1/44	184,415
268,728	Fannie Mae, 4.0%, 11/1/44	290,409
60,472	Fannie Mae, 4.0%, 12/1/44	65,374
21,754	Fannie Mae, 4.0%, 1/1/45	23,514
70,326	Fannie Mae, 4.0%, 6/1/45	75,732
151,974	Fannie Mae, 4.0%, 7/1/45	164,484
2,197,078	Fannie Mae, 4.0%, 10/1/45	2,374,460
3,393,139	Fannie Mae, 4.0%, 10/1/45	3,649,255
3,577,043	Fannie Mae, 4.0%, 4/1/47	3,846,476

The accompanying notes are an integral part of these financial statements.
60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
4,950,433	Fannie Mae, 4.0%, 4/1/47	$ 5,323,342
468,644	Fannie Mae, 4.0%, 6/1/47	503,946
1,533,375	Fannie Mae, 4.0%, 6/1/47	1,649,457
2,808,077	Fannie Mae, 4.0%, 7/1/47	3,019,833
126,257	Fannie Mae, 4.0%, 6/1/49	137,654
90,646	Fannie Mae, 4.5%, 8/1/40	99,302
2,936,114	Fannie Mae, 4.5%, 11/1/40	3,216,249
7,667,550	Fannie Mae, 4.5%, 12/1/40	8,397,862
357,949	Fannie Mae, 4.5%, 3/1/41	391,797
792,036	Fannie Mae, 4.5%, 3/1/41	867,756
3,088	Fannie Mae, 4.5%, 4/1/41	3,384
2,043,036	Fannie Mae, 4.5%, 5/1/41	2,238,158
3,698,158	Fannie Mae, 4.5%, 5/1/41	4,051,344
1,603,470	Fannie Mae, 4.5%, 7/1/41	1,756,646
6,873,844	Fannie Mae, 4.5%, 8/1/41	7,532,443
315,888	Fannie Mae, 4.5%, 9/1/41	343,657
18,761	Fannie Mae, 4.5%, 12/1/41	20,190
4,227,821	Fannie Mae, 4.5%, 9/1/43	4,627,017
2,007,688	Fannie Mae, 4.5%, 11/1/43	2,192,016
2,675,572	Fannie Mae, 4.5%, 2/1/44	2,915,901
2,719,545	Fannie Mae, 4.5%, 2/1/44	2,965,955
3,194,012	Fannie Mae, 4.5%, 2/1/44	3,486,369
605,537	Fannie Mae, 4.5%, 1/1/47	660,280
565,539	Fannie Mae, 4.5%, 2/1/47	616,360
2,282,928	Fannie Mae, 4.5%, 10/1/49	2,458,462
28,943	Fannie Mae, 5.0%, 2/1/22	30,375
2,003	Fannie Mae, 5.0%, 4/1/22	2,103
5,869	Fannie Mae, 5.0%, 6/1/22	6,160
6,324	Fannie Mae, 5.0%, 6/1/22	6,636
2,019,031	Fannie Mae, 5.0%, 6/1/35	2,241,734
578,214	Fannie Mae, 5.0%, 7/1/35	642,466
1,173,068	Fannie Mae, 5.0%, 7/1/35	1,301,413
567,681	Fannie Mae, 5.0%, 8/1/35	630,193
215,393	Fannie Mae, 5.0%, 5/1/38	239,325
688,933	Fannie Mae, 5.0%, 1/1/39	764,149
197,362	Fannie Mae, 5.0%, 7/1/39	218,499
417,521	Fannie Mae, 5.0%, 7/1/39	464,190
444,278	Fannie Mae, 5.0%, 7/1/39	492,649
134,134	Fannie Mae, 5.0%, 6/1/40	146,811
1,221,124	Fannie Mae, 5.0%, 6/1/40	1,353,481
864,391	Fannie Mae, 5.0%, 7/1/40	957,521

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 61

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
301,780	Fannie Mae, 5.0%, 10/1/40	$ 334,492
236,106	Fannie Mae, 5.0%, 5/1/41	261,691
216,069	Fannie Mae, 5.0%, 7/1/41	239,504
255,389	Fannie Mae, 5.0%, 12/1/41	279,139
5,625,642	Fannie Mae, 5.0%, 9/1/43	6,181,367
14,984,435	Fannie Mae, 5.0%, 11/1/44	16,616,031
11,198	Fannie Mae, 5.5%, 3/1/21	11,266
6,197	Fannie Mae, 5.5%, 5/1/33	6,790
7,742	Fannie Mae, 5.5%, 6/1/33	8,597
29,498	Fannie Mae, 5.5%, 7/1/33	33,151
52,953	Fannie Mae, 5.5%, 4/1/34	59,813
69,597	Fannie Mae, 5.5%, 12/1/35	78,817
49,875	Fannie Mae, 5.5%, 3/1/36	56,508
76,825	Fannie Mae, 5.5%, 4/1/36	84,046
737	Fannie Mae, 6.0%, 3/1/32	844
1,202	Fannie Mae, 6.0%, 10/1/32	1,379
3,542	Fannie Mae, 6.0%, 11/1/32	3,922
26,712	Fannie Mae, 6.0%, 12/1/32	29,695
5,614	Fannie Mae, 6.0%, 1/1/33	6,451
3,049	Fannie Mae, 6.0%, 3/1/33	3,506
16,773	Fannie Mae, 6.0%, 5/1/33	18,600
42,024	Fannie Mae, 6.0%, 12/1/33	48,365
39,270	Fannie Mae, 6.0%, 1/1/34	45,213
137,143	Fannie Mae, 6.0%, 6/1/37	157,160
62,367	Fannie Mae, 6.0%, 12/1/37	71,364
107,622	Fannie Mae, 6.0%, 4/1/38	123,946
58,848	Fannie Mae, 6.0%, 7/1/38	65,683
128	Fannie Mae, 6.5%, 4/1/29	142
637	Fannie Mae, 6.5%, 5/1/31	715
169	Fannie Mae, 6.5%, 6/1/31	192
360	Fannie Mae, 6.5%, 2/1/32	408
1,891	Fannie Mae, 6.5%, 3/1/32	2,095
1,178	Fannie Mae, 6.5%, 8/1/32	1,351
11,209	Fannie Mae, 6.5%, 10/1/32	12,422
483	Fannie Mae, 7.0%, 5/1/28	559
231	Fannie Mae, 7.0%, 2/1/29	273
292	Fannie Mae, 7.0%, 7/1/31	301
406	Fannie Mae, 7.5%, 1/1/28	444
9,227,635	Federal Home Loan Mortgage Corp., 3.0%, 11/1/42	9,756,129
745,875	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	788,603
1,339,847	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	1,416,612

The accompanying notes are an integral part of these financial statements.
62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
226,726	Federal Home Loan Mortgage Corp., 3.0%, 10/1/46	$ 240,689
329,701	Federal Home Loan Mortgage Corp., 3.0%, 11/1/46	348,277
3,108,091	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	3,290,656
842,187	Federal Home Loan Mortgage Corp., 3.0%, 4/1/47	890,402
146,000	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	154,630
1,446,559	Federal Home Loan Mortgage Corp., 3.5%, 10/1/40	1,548,953
1,571,587	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	1,686,732
7,647,721	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	8,197,903
372,524	Federal Home Loan Mortgage Corp., 3.5%, 7/1/45	399,899
12,021,665	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	12,899,863
547,808	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	584,305
4,338,919	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	4,686,353
2,857,183	Federal Home Loan Mortgage Corp., 4.0%, 12/1/44	3,089,011
1,748,338	Federal Home Loan Mortgage Corp., 4.0%, 1/1/46	1,889,275
6,840,958	Federal Home Loan Mortgage Corp., 4.0%, 2/1/46	7,377,830
2,340,610	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	2,517,498
3,153,873	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	3,381,835
6,016,847	Federal Home Loan Mortgage Corp., 4.0%, 8/1/48	6,415,487
543,428	Federal Home Loan Mortgage Corp., 4.0%, 5/1/49	579,900
195,319	Federal Home Loan Mortgage Corp., 4.5%, 10/1/35	213,725
765,844	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	837,969
448,086	Federal Home Loan Mortgage Corp., 4.5%, 11/1/40	490,691
76,641	Federal Home Loan Mortgage Corp., 4.5%, 9/1/41	83,876
35,603	Federal Home Loan Mortgage Corp., 4.5%, 9/1/43	38,870
265,376	Federal Home Loan Mortgage Corp., 4.5%, 10/1/43	290,224
996,744	Federal Home Loan Mortgage Corp., 4.5%, 11/1/43	1,087,258
15,165	Federal Home Loan Mortgage Corp., 4.5%, 3/1/44	16,547
47,376	Federal Home Loan Mortgage Corp., 4.5%, 5/1/44	51,694
5,938,463	Federal Home Loan Mortgage Corp., 4.5%, 5/1/47	6,447,022
175,081	Federal Home Loan Mortgage Corp., 4.5%, 11/1/48	188,549
186,552	Federal Home Loan Mortgage Corp., 4.5%, 6/1/49	200,611
1,962,728	Federal Home Loan Mortgage Corp., 4.5%, 6/1/49	2,109,469
733,491	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	789,889
1,061,398	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	1,141,389
572,863	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	616,036
28,895	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	30,328
48,460	Federal Home Loan Mortgage Corp., 5.0%, 4/1/23	50,896
15,408	Federal Home Loan Mortgage Corp., 5.0%, 5/1/34	17,015
21,801	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	24,196
87,657	Federal Home Loan Mortgage Corp., 5.0%, 12/1/34	95,743
82,476	Federal Home Loan Mortgage Corp., 5.0%, 7/1/35	91,611

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 63

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
158,747	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	$ 176,397
224,478	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	249,438
3,497,494	Federal Home Loan Mortgage Corp., 5.0%, 11/1/39	3,878,325
1,585,719	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	1,797,654
55,034	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	60,928
2,541	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	2,812
13,080	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	14,491
34,203	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	39,403
40,934	Federal Home Loan Mortgage Corp., 6.0%, 8/1/34	45,319
53,784	Federal Home Loan Mortgage Corp., 6.0%, 6/1/35	59,495
34,116	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	38,204
3,485	Federal Home Loan Mortgage Corp., 6.0%, 10/1/37	3,993
77,662	Federal Home Loan Mortgage Corp., 6.0%, 12/1/37	89,445
1,946	Federal Home Loan Mortgage Corp., 6.5%, 9/1/32	2,158
4,924,017	Government National Mortgage Association I,
	3.5%, 7/15/42	5,323,147
1,573,905	Government National Mortgage Association I,
	3.5%, 10/15/42	1,696,123
3,997,448	Government National Mortgage Association I,
	3.5%, 9/15/44	4,277,749
146,121	Government National Mortgage Association I,
	3.5%, 10/15/44	156,406
5,794,914	Government National Mortgage Association I,
	3.5%, 10/15/44	6,201,352
2,824,935	Government National Mortgage Association I,
	3.5%, 8/15/46	3,008,695
5,392	Government National Mortgage Association I,
	4.0%, 3/15/39	5,841
6,913	Government National Mortgage Association I,
	4.0%, 4/15/39	7,484
8,594	Government National Mortgage Association I,
	4.0%, 4/15/39	9,310
11,479	Government National Mortgage Association I,
	4.0%, 7/15/39	12,413
9,644	Government National Mortgage Association I,
	4.0%, 1/15/40	10,433
140,646	Government National Mortgage Association I,
	4.0%, 4/15/40	152,094
293,542	Government National Mortgage Association I,
	4.0%, 7/15/40	317,594
93,025	Government National Mortgage Association I,
	4.0%, 8/15/40	100,330
184,227	Government National Mortgage Association I,
	4.0%, 8/15/40	199,383

The accompanying notes are an integral part of these financial statements.
64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
44,636	Government National Mortgage Association I,
	4.0%, 9/15/40	$ 48,336
8,043	Government National Mortgage Association I,
	4.0%, 10/15/40	8,713
16,919	Government National Mortgage Association I,
	4.0%, 10/15/40	18,304
51,134	Government National Mortgage Association I,
	4.0%, 10/15/40	55,346
7,249	Government National Mortgage Association I,
	4.0%, 11/15/40	7,844
48,126	Government National Mortgage Association I,
	4.0%, 11/15/40	52,014
145,672	Government National Mortgage Association I,
	4.0%, 11/15/40	156,292
236,392	Government National Mortgage Association I,
	4.0%, 11/15/40	255,783
7,017	Government National Mortgage Association I,
	4.0%, 12/15/40	7,602
7,374	Government National Mortgage Association I,
	4.0%, 12/15/40	7,976
100,388	Government National Mortgage Association I,
	4.0%, 12/15/40	106,666
600,105	Government National Mortgage Association I,
	4.0%, 12/15/40	649,081
5,113	Government National Mortgage Association I,
	4.0%, 1/15/41	5,532
32,823	Government National Mortgage Association I,
	4.0%, 1/15/41	35,478
44,988	Government National Mortgage Association I,
	4.0%, 1/15/41	48,669
13,432	Government National Mortgage Association I,
	4.0%, 2/15/41	14,540
649,445	Government National Mortgage Association I,
	4.0%, 2/15/41	702,789
51,210	Government National Mortgage Association I,
	4.0%, 3/15/41	55,486
8,984	Government National Mortgage Association I,
	4.0%, 4/15/41	9,688
5,077	Government National Mortgage Association I,
	4.0%, 5/15/41	5,394
60,064	Government National Mortgage Association I,
	4.0%, 5/15/41	64,764
151,778	Government National Mortgage Association I,
	4.0%, 5/15/41	161,800
2,961	Government National Mortgage Association I,
	4.0%, 6/15/41	3,169

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 65

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
4,835	Government National Mortgage Association I,
	4.0%, 6/15/41	$ 5,162
1,439,981	Government National Mortgage Association I,
	4.0%, 6/15/41	1,566,461
7,144	Government National Mortgage Association I,
	4.0%, 7/15/41	7,632
10,635	Government National Mortgage Association I,
	4.0%, 7/15/41	11,534
31,180	Government National Mortgage Association I,
	4.0%, 7/15/41	33,774
80,000	Government National Mortgage Association I,
	4.0%, 7/15/41	87,028
146,147	Government National Mortgage Association I,
	4.0%, 7/15/41	158,831
148,186	Government National Mortgage Association I,
	4.0%, 7/15/41	160,523
3,251	Government National Mortgage Association I,
	4.0%, 8/15/41	3,453
8,935	Government National Mortgage Association I,
	4.0%, 8/15/41	9,667
9,303	Government National Mortgage Association I,
	4.0%, 8/15/41	9,886
75,939	Government National Mortgage Association I,
	4.0%, 8/15/41	82,566
3,453	Government National Mortgage Association I,
	4.0%, 9/15/41	3,674
5,488	Government National Mortgage Association I,
	4.0%, 9/15/41	5,943
7,777	Government National Mortgage Association I,
	4.0%, 9/15/41	8,358
8,073	Government National Mortgage Association I,
	4.0%, 9/15/41	8,801
29,000	Government National Mortgage Association I,
	4.0%, 9/15/41	31,461
35,330	Government National Mortgage Association I,
	4.0%, 9/15/41	38,360
244,544	Government National Mortgage Association I,
	4.0%, 9/15/41	265,407
531,218	Government National Mortgage Association I,
	4.0%, 9/15/41	576,738
4,034	Government National Mortgage Association I,
	4.0%, 10/15/41	4,398
6,257	Government National Mortgage Association I,
	4.0%, 10/15/41	6,653
6,828	Government National Mortgage Association I,
	4.0%, 10/15/41	7,312

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
10,054	Government National Mortgage Association I,
	4.0%, 10/15/41	$ 10,902
46,873	Government National Mortgage Association I,
	4.0%, 10/15/41	50,647
7,306	Government National Mortgage Association I,
	4.0%, 11/15/41	7,901
10,202	Government National Mortgage Association I,
	4.0%, 11/15/41	10,853
19,827	Government National Mortgage Association I,
	4.0%, 11/15/41	21,454
93,007	Government National Mortgage Association I,
	4.0%, 11/15/41	98,978
7,873	Government National Mortgage Association I,
	4.0%, 12/15/41	8,565
10,577	Government National Mortgage Association I,
	4.0%, 12/15/41	11,482
13,285	Government National Mortgage Association I,
	4.0%, 12/15/41	14,113
17,580	Government National Mortgage Association I,
	4.0%, 1/15/42	18,673
848,174	Government National Mortgage Association I,
	4.0%, 1/15/42	923,529
3,232	Government National Mortgage Association I,
	4.0%, 2/15/42	3,436
6,995	Government National Mortgage Association I,
	4.0%, 2/15/42	7,586
11,376	Government National Mortgage Association I,
	4.0%, 2/15/42	12,393
53,474	Government National Mortgage Association I,
	4.0%, 2/15/42	57,512
117,424	Government National Mortgage Association I,
	4.0%, 2/15/42	128,093
1,176,249	Government National Mortgage Association I,
	4.0%, 5/15/42	1,284,056
67,897	Government National Mortgage Association I,
	4.0%, 6/15/42	74,098
76,780	Government National Mortgage Association I,
	4.0%, 6/15/42	81,858
85,424	Government National Mortgage Association I,
	4.0%, 6/15/42	92,077
11,211	Government National Mortgage Association I,
	4.0%, 10/15/42	12,231
4,690	Government National Mortgage Association I,
	4.0%, 11/15/42	4,987
7,862	Government National Mortgage Association I,
	4.0%, 4/15/43	8,374

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 67

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
1,017,083	Government National Mortgage Association I,
	4.0%, 4/15/43	$ 1,109,663
5,329	Government National Mortgage Association I,
	4.0%, 5/15/43	5,817
28,411	Government National Mortgage Association I,
	4.0%, 5/15/43	30,238
124,971	Government National Mortgage Association I,
	4.0%, 5/15/43	133,264
43,952	Government National Mortgage Association I,
	4.0%, 6/15/43	46,695
72,598	Government National Mortgage Association I,
	4.0%, 7/15/43	78,681
49,936	Government National Mortgage Association I,
	4.0%, 8/15/43	53,621
405,996	Government National Mortgage Association I,
	4.0%, 8/15/43	443,101
10,683	Government National Mortgage Association I,
	4.0%, 9/15/43	11,656
72,916	Government National Mortgage Association I,
	4.0%, 9/15/43	77,684
4,100	Government National Mortgage Association I,
	4.0%, 10/15/43	4,467
12,909	Government National Mortgage Association I,
	4.0%, 11/15/43	14,062
99,953	Government National Mortgage Association I,
	4.0%, 2/15/44	107,123
63,654	Government National Mortgage Association I,
	4.0%, 3/15/44	69,461
66,421	Government National Mortgage Association I,
	4.0%, 3/15/44	70,635
87,404	Government National Mortgage Association I,
	4.0%, 3/15/44	95,372
165,347	Government National Mortgage Association I,
	4.0%, 3/15/44	180,363
462,286	Government National Mortgage Association I,
	4.0%, 3/15/44	502,809
1,380,459	Government National Mortgage Association I,
	4.0%, 3/15/44	1,499,572
3,217,244	Government National Mortgage Association I,
	4.0%, 3/15/44	3,494,387
8,826	Government National Mortgage Association I,
	4.0%, 4/15/44	9,636
108,214	Government National Mortgage Association I,
	4.0%, 4/15/44	118,101
503,959	Government National Mortgage Association I,
	4.0%, 4/15/44	550,117

The accompanying notes are an integral part of these financial statements.
68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
1,104,915	Government National Mortgage Association I,
	4.0%, 4/15/44	$ 1,205,622
155,459	Government National Mortgage Association I,
	4.0%, 5/15/44	169,055
85,939	Government National Mortgage Association I,
	4.0%, 8/15/44	93,121
99,328	Government National Mortgage Association I,
	4.0%, 8/15/44	106,181
232,590	Government National Mortgage Association I,
	4.0%, 8/15/44	250,043
776,104	Government National Mortgage Association I,
	4.0%, 8/15/44	847,474
1,206,705	Government National Mortgage Association I,
	4.0%, 8/15/44	1,317,121
6,506	Government National Mortgage Association I,
	4.0%, 9/15/44	7,104
58,805	Government National Mortgage Association I,
	4.0%, 9/15/44	62,564
104,750	Government National Mortgage Association I,
	4.0%, 9/15/44	111,850
124,351	Government National Mortgage Association I,
	4.0%, 9/15/44	135,776
163,801	Government National Mortgage Association I,
	4.0%, 9/15/44	178,509
208,209	Government National Mortgage Association I,
	4.0%, 9/15/44	224,241
230,975	Government National Mortgage Association I,
	4.0%, 9/15/44	247,292
397,283	Government National Mortgage Association I,
	4.0%, 9/15/44	433,654
474,138	Government National Mortgage Association I,
	4.0%, 9/15/44	513,877
898,228	Government National Mortgage Association I,
	4.0%, 9/15/44	979,083
1,278,595	Government National Mortgage Association I,
	4.0%, 9/15/44	1,386,147
1,405,859	Government National Mortgage Association I,
	4.0%, 9/15/44	1,534,442
2,419,492	Government National Mortgage Association I,
	4.0%, 9/15/44	2,621,131
3,173,045	Government National Mortgage Association I,
	4.0%, 9/15/44	3,462,886
56,438	Government National Mortgage Association I,
	4.0%, 10/15/44	61,579
138,788	Government National Mortgage Association I,
	4.0%, 10/15/44	150,501

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 69

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
209,321	Government National Mortgage Association I,
	4.0%, 10/15/44	$ 222,242
16,159	Government National Mortgage Association I,
	4.0%, 11/15/44	17,632
29,461	Government National Mortgage Association I,
	4.0%, 11/15/44	32,154
33,736	Government National Mortgage Association I,
	4.0%, 11/15/44	35,850
197,185	Government National Mortgage Association I,
	4.0%, 11/15/44	212,288
6,044	Government National Mortgage Association I,
	4.0%, 12/15/44	6,451
53,689	Government National Mortgage Association I,
	4.0%, 12/15/44	58,169
109,289	Government National Mortgage Association I,
	4.0%, 12/15/44	119,266
267,240	Government National Mortgage Association I,
	4.0%, 12/15/44	290,795
303,701	Government National Mortgage Association I,
	4.0%, 12/15/44	323,603
455,201	Government National Mortgage Association I,
	4.0%, 12/15/44	496,734
62,662	Government National Mortgage Association I,
	4.0%, 1/15/45	66,595
544,583	Government National Mortgage Association I,
	4.0%, 1/15/45	585,447
854,932	Government National Mortgage Association I,
	4.0%, 1/15/45	918,921
1,053,498	Government National Mortgage Association I,
	4.0%, 1/15/45	1,149,517
111,686	Government National Mortgage Association I,
	4.0%, 2/15/45	118,654
134,543	Government National Mortgage Association I,
	4.0%, 2/15/45	146,457
137,244	Government National Mortgage Association I,
	4.0%, 2/15/45	146,306
186,554	Government National Mortgage Association I,
	4.0%, 2/15/45	199,038
287,598	Government National Mortgage Association I,
	4.0%, 2/15/45	305,755
838,731	Government National Mortgage Association I,
	4.0%, 2/15/45	915,101
164,750	Government National Mortgage Association I,
	4.0%, 3/15/45	174,992
175,626	Government National Mortgage Association I,
	4.0%, 4/15/45	187,133

The accompanying notes are an integral part of these financial statements.
70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
116,689	Government National Mortgage Association I,
	4.0%, 5/15/45	$ 127,200
37,281	Government National Mortgage Association I,
	4.0%, 7/15/45	40,558
165,517	Government National Mortgage Association I,
	4.0%, 9/15/45	180,007
119,249	Government National Mortgage Association I,
	4.5%, 9/15/33	131,406
103,464	Government National Mortgage Association I,
	4.5%, 10/15/33	114,565
72,061	Government National Mortgage Association I,
	4.5%, 4/15/35	79,505
80,797	Government National Mortgage Association I,
	4.5%, 4/15/35	87,956
955,254	Government National Mortgage Association I,
	4.5%, 3/15/38	1,048,910
393,164	Government National Mortgage Association I,
	4.5%, 1/15/40	439,774
639,139	Government National Mortgage Association I,
	4.5%, 6/15/40	707,416
224,040	Government National Mortgage Association I,
	4.5%, 9/15/40	248,314
999,179	Government National Mortgage Association I,
	4.5%, 11/15/40	1,105,527
477,263	Government National Mortgage Association I,
	4.5%, 6/15/41	527,889
890,638	Government National Mortgage Association I,
	4.5%, 6/15/41	978,675
330,801	Government National Mortgage Association I,
	4.5%, 7/15/41	365,999
1,515,711	Government National Mortgage Association I,
	4.5%, 8/15/41	1,667,788
12,465	Government National Mortgage Association I,
	5.0%, 6/15/21	12,667
288,653	Government National Mortgage Association I,
	5.0%, 9/15/33	320,133
330,204	Government National Mortgage Association I,
	5.125%, 10/15/38	362,541
51,800	Government National Mortgage Association I,
	5.5%, 7/15/33	58,821
101,100	Government National Mortgage Association I,
	5.5%, 1/15/34	114,672
88,316	Government National Mortgage Association I,
	5.5%, 4/15/34	100,283
143,620	Government National Mortgage Association I,
	5.5%, 7/15/34	163,237

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 71

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)			Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
		(continued)
	104,777	Government National Mortgage Association I,
		5.5%, 10/15/34	$ 116,155
	74,604	Government National Mortgage Association I,
		5.5%, 1/15/35	84,398
	86,610	Government National Mortgage Association I,
		5.5%, 2/15/35	94,116
	229,622	Government National Mortgage Association I,
		5.5%, 2/15/35	260,815
	60,533	Government National Mortgage Association I,
		5.5%, 6/15/35	68,684
	27,820	Government National Mortgage Association I,
		5.5%, 12/15/35	30,235
	7	Government National Mortgage Association I,
		5.5%, 2/15/37	8
	13,692	Government National Mortgage Association I,
		5.5%, 3/15/37	14,881
	140,260	Government National Mortgage Association I,
		5.5%, 3/15/37	152,340
	42,369	Government National Mortgage Association I,
		5.75%, 10/15/38	46,682
	139,182	Government National Mortgage Association I,
		5.75%, 10/15/38	152,553
	78,087	Government National Mortgage Association I,
		6.0%, 8/15/32	88,677
	10,517	Government National Mortgage Association I,
		6.0%, 1/15/33	11,609
	57,351	Government National Mortgage Association I,
		6.0%, 1/15/33	65,168
	43,137	Government National Mortgage Association I,
		6.0%, 2/15/33	49,019
	67,662	Government National Mortgage Association I,
		6.0%, 2/15/33	78,064
	2,620	Government National Mortgage Association I,
		6.0%, 3/15/33	2,899
	24,994	Government National Mortgage Association I,
		6.0%, 3/15/33	28,197
	49,484	Government National Mortgage Association I,
		6.0%, 3/15/33	57,407
	8,123	Government National Mortgage Association I,
		6.0%, 5/15/33	8,956
	95,868	Government National Mortgage Association I,
		6.0%, 5/15/33	107,732
	198,781	Government National Mortgage Association I,
		6.0%, 5/15/33	221,378
	42,185	Government National Mortgage Association I,
		6.0%, 6/15/33	47,841

The accompanying notes are an integral part of these financial statements.
72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)			Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
		(continued)
	126,568	Government National Mortgage Association I,
		6.0%, 6/15/33	$ 146,188
	57,664	Government National Mortgage Association I,
		6.0%, 7/15/33	64,540
	95,970	Government National Mortgage Association I,
		6.0%, 7/15/33	108,595
	20,516	Government National Mortgage Association I,
		6.0%, 9/15/33	22,618
	34,991	Government National Mortgage Association I,
		6.0%, 9/15/33	38,939
	27,135	Government National Mortgage Association I,
		6.0%, 10/15/33	29,947
	137,415	Government National Mortgage Association I,
		6.0%, 11/15/33	152,364
	33,068	Government National Mortgage Association I,
		6.0%, 1/15/34	37,540
	182,002	Government National Mortgage Association I,
		6.0%, 10/15/37	206,469
	242,200	Government National Mortgage Association I,
		6.0%, 7/15/38	275,434
	5,926	Government National Mortgage Association I,
		6.5%, 1/15/29	6,503
	864	Government National Mortgage Association I,
		6.5%, 5/15/29	1,010
	616	Government National Mortgage Association I,
		6.5%, 10/15/31	676
	1,166	Government National Mortgage Association I,
		6.5%, 10/15/31	1,280
	242	Government National Mortgage Association I,
		6.5%, 12/15/31	286
	1,746	Government National Mortgage Association I,
		6.5%, 2/15/32	2,032
	925	Government National Mortgage Association I,
		6.5%, 3/15/32	1,079
	3,176	Government National Mortgage Association I,
		6.5%, 5/15/32	3,485
	2,688	Government National Mortgage Association I,
		6.5%, 6/15/32	2,950
	2,861	Government National Mortgage Association I,
		6.5%, 6/15/32	3,235
	4,067	Government National Mortgage Association I,
		6.5%, 7/15/32	4,664
	4,084	Government National Mortgage Association I,
		6.5%, 7/15/32	4,641
	1,637	Government National Mortgage Association I,
		6.5%, 8/15/32	1,871

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 73

Schedule of Investments | 3/31/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
1,693	Government National Mortgage Association I,
	6.5%, 8/15/32	$ 1,921
14,166	Government National Mortgage Association I,
	6.5%, 8/15/32	16,260
32,131	Government National Mortgage Association I,
	6.5%, 9/15/32	35,259
57,518	Government National Mortgage Association I,
	6.5%, 9/15/32	65,049
11,034	Government National Mortgage Association I,
	6.5%, 10/15/32	12,108
27,809	Government National Mortgage Association I,
	6.5%, 11/15/32	33,614
20,412	Government National Mortgage Association I,
	6.5%, 7/15/35	23,800
142	Government National Mortgage Association I,
	7.0%, 5/15/29	159
404	Government National Mortgage Association I,
	7.0%, 5/15/29	464
3,680	Government National Mortgage Association I,
	7.0%, 8/15/29	3,692
199	Government National Mortgage Association I,
	7.0%, 5/15/31	199
887,158	Government National Mortgage Association II,
	3.5%, 3/20/45	945,688
995,940	Government National Mortgage Association II,
	3.5%, 4/20/45	1,064,844
1,393,023	Government National Mortgage Association II,
	3.5%, 4/20/45	1,497,994
1,773,958	Government National Mortgage Association II,
	3.5%, 4/20/45	1,906,225
2,268,222	Government National Mortgage Association II,
	3.5%, 3/20/46	2,459,964
6,410,268	Government National Mortgage Association II,
	4.0%, 10/20/46	6,886,487
1,904,447	Government National Mortgage Association II,
	4.0%, 2/20/48	2,099,836
2,093,392	Government National Mortgage Association II,
	4.0%, 4/20/48	2,308,644
357,786	Government National Mortgage Association II,
	4.5%, 12/20/34	384,378
251,365	Government National Mortgage Association II,
	4.5%, 1/20/35	268,724
249,654	Government National Mortgage Association II,
	4.5%, 3/20/35	267,214
2,423,537	Government National Mortgage Association II,
	4.5%, 9/20/41	2,669,661

The accompanying notes are an integral part of these financial statements.
74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Principal
Amount
USD ($)		Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
4,536,828	Government National Mortgage Association II,
	4.5%, 9/20/44	$ 4,867,196
1,601,250	Government National Mortgage Association II,
	4.5%, 10/20/44	1,748,158
3,286,783	Government National Mortgage Association II,
	4.5%, 11/20/44	3,587,697
72,302	Government National Mortgage Association II,
	5.5%, 3/20/34	81,431
2,630	Government National Mortgage Association II,
	5.5%, 10/20/37	2,852
29,021	Government National Mortgage Association II,
	6.0%, 5/20/32	32,384
104,675	Government National Mortgage Association II,
	6.0%, 10/20/33	119,295
143	Government National Mortgage Association II,
	6.5%, 1/20/28	164
2,615	Government National Mortgage Association II,
	7.0%, 1/20/29	3,076
16,596,825	U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	18,975,048
25,461,301	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	30,310,215
58,214,928	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46	70,747,924
42,870,407	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	52,773,743
61,658,426	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	76,603,866
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $627,869,794)	$ 690,586,269
Shares

	RIGHTS/WARRANTS — 0.0%† of Net Assets
	Oil, Gas & Consumable Fuels — 0.0%†
1,880,020(a)(o)	ANR, Inc.	$ 6,580
365(a)(p)	Contura Energy, Inc.	7
	Total Oil, Gas & Consumable Fuels	$ 6,587
	TOTAL RIGHTS/WARRANTS
	(Cost $234,627)	$ 6,587

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 75

Schedule of Investments | 3/31/20 (unaudited) (continued)

Number of			Strike	Expiration
Contracts	Description	Counterparty Notional	Price	Date	Value

OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
209,523^(q)	Desarrolladora	Brown Brothers MXN —	0.01(s)	10/23/22	$ —
	Homex	Harriman
	SAB de CV	& Co.
209,523^(r)	Desarrolladora	Brown Brothers MXN —	0.01(s)	10/23/22	—
	Homex	Harriman
	SAB de CV	& Co.
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED
	(Premiums paid $0)				$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.0%†
60,365,000	Put EUR	Bank of
	Call USD	America NA EUR 640,848	EUR 1.10 4/29/20		$ 595,928
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $640,848)				$ 595,928
TOTAL OPTIONS PURCHASED
	(Premiums paid $640,848)				$ 595,928
Principal
Amount
USD ($)

TEMPORARY CASH INVESTMENTS — 0.9% of
Net Assets
REPURCHASE AGREEMENTS — 0.9%
21,440,000	$21,440,000 RBC Capital Markets LLC, 0.01%, dated
3/31/20 plus accrued interest on 4/1/20 collateralized
by $21,868,806 Federal National Mortgage
	Association, 4.0%, 8/1/47-10/1/48.				$ 21,440,000
12,430,000	$12,430,000 TD Securities USA LLC, 0.01%, dated
3/31/20 plus accrued interest on 4/1/20 collateralized
by $12,678,809 U.S. Treasury Notes, 0.2%-2.3%,
	12/31/20-2/15/49.				12,430,000
$ 33,870,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $33,870,000)				$ 33,870,000
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 97.1%
	(Cost $4,278,887,122)				$3,844,153,469

The accompanying notes are an integral part of these financial statements.
76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Number of				Strike	Expiration
Contracts	Description	Counterparty Amount		Price	Date	Value

OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0)%†
(60,365,000)	Call EUR	Bank of	EUR 640,848	EUR 1.21 4/29/20		$ (7,713)
	Put USD	America NA
(36,590,000)	Call EUR	Bank of	EUR 569,915	EUR 1.20 3/8/21		(187,963)
	Put USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(1,210,762))					$ (195,676)
	OTHER ASSETS AND LIABILITIES — 2.9%					$ 114,260,540
	NET ASSETS — 100.0%					$3,958,218,333

bps	Basis Points.
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30-35 Days.
CMT	Constant Maturity Treasury Index.
EURIBOR	Euro Interbank Offered Rate.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily SB Certificates.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2020, the value of these securities amounted to
$1,803,620,334 or 45.6% of net assets.
+	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2020.
^	Security is valued using fair value methods (other than supplied by independent pricing services).

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 77

Schedule of Investments | 3/31/20 (unaudited) (continued)
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2020.
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2020.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(i)	Securities are restricted as to resale.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Consists of Revenue Bonds unless otherwise indicated.
(m)	Security is in default.
(n)	Represents a General Obligation Bond.
(o)	ANR, Inc. warrants are exercisable into 1,880,020 shares.
(p)	Contura Energy, Inc. warrants are exercisable into 365 shares.
(q)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(r)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
(s)	Strike price is 1 Mexican Peso (MXN).
The accompanying notes are an integral part of these financial statements.
78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	34,914,973	USD	(37,859,737)	Bank of New	5/26/20	$ 684,696
				York Mellon Corp.
USD	20,288,271	MXN	(393,369,277)	Brown Brothers	5/29/20	3,763,448
				Harriman & Co
EUR	6,850,000	USD	(7,431,273)	Citibank NA	6/26/20	139,336
COP	79,108,752,878	USD	(23,199,592)	Goldman Sachs	4/24/20	(3,752,826)
				International
SEK	550,489,630	USD	(55,465,062)	Goldman Sachs	5/29/20	75,075
				International
USD	20,216,906	COP	(79,108,752,878)	Goldman Sachs	4/24/20	770,139
				International
EUR	8,000,000	USD	(8,744,178)	HSBC Bank	5/26/20	87,433
				USA NA
NOK	207,511,411	EUR	(19,989,925)	HSBC Bank	6/2/20	(2,133,752)
				USA NA
RUB	715,350,000	USD	(9,807,551)	HSBC Bank	5/27/20	(761,011)
				USA NA
SEK	231,334,943	EUR	(21,682,705)	HSBC Bank	5/4/20	(587,274)
				USA NA
INR	1,757,683,000	USD	(24,329,476)	JPMorgan Chase	4/27/20	(1,072,197)
				Bank NA
NOK	347,582,322	USD	(37,027,223)	JPMorgan Chase	5/28/20	(3,627,855)
				Bank NA
AUD	67,993,623	USD	(44,729,469)	State Street	4/28/20	(2,995,875)
				Bank & Trust Co.
USD	17,575,331	EUR	(16,000,000)	State Street	5/26/20	(87,891)
				Bank & Trust Co.
USD	9,314,774	EUR	(8,300,000)	State Street	5/29/20	150,905
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(9,347,649)

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	Appreciation
623	U.S. 2 Year	6/30/20	$135,307,813	$137,298,492	$ 1,990,679
	Note (CBT)
493	U.S. Ultra	6/19/20	99,216,250	109,384,375	10,168,125
	Bond (CBT)
			$234,524,063	$246,682,867	$12,158,804

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 79

Schedule of Investments | 3/31/20 (unaudited) (continued)

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Short	Description	Date	Amount	Value	(Depreciation)
2,132	Euro-Bobl	6/8/20	$320,027,869	$317,541,307	$2,486,562
958	Euro-Bund	6/8/20	184,833,150	182,047,198	2,785,952
858	U.S. 10 Year	6/19/20	114,067,141	118,993,875	(4,926,734)
	Note (CBT)
3,669	U.S. 10 Year	6/19/20	542,702,765	572,478,656	(29,775,891)
	Ultra
			$1,161,630,925	$1,191,061,036	$(29,430,111)
TOTAL FUTURES CONTRACTS			$(927,106,862)	$(944,378,169)	$(17,271,307)

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION
			Annual			Unrealized
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Appreciation	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
36,140,000	Markit CDX North America	Receive	5.00%	6/20/25	$(2,262,364)	$ 71,146	$ (2,191,218)
	Investment Grade Index
135,416,400	Markit CDX North America	Receive	5.00%	12/20/24	(1,467,011)	(5,998,865)	(7,465,876)
	Investment Grade Index
	Series 33
TOTAL SWAP CONTRACTS					$(3,729,375)	$(5,927,719)	$(9,657,094)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
AUD — Australian Dollar
CAD — Canadian Dollar
COP — Colombian Peso
EGP — Egyptian Pound
EUR — Euro
GHS — Ghanian Cedi
IDR — Indonesian Rupiah
INR — Indian Rupee
MXN — Mexican Peso
NOK — Norwegian Krone
RUB — Russian Ruble
SEK — Swedish Krona
UYU — Uruguayan Peso
The accompanying notes are an integral part of these financial statements.
80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2020 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 61,644,433	$ 163,508,574
Other Long-Term Securities	$1,793,679,729	$1,889,955,418
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2020, the Fund engaged in sales of $432,967, which resulted in a net realized gain/(loss) of $14,751. During the six months ended March 31, 2020, the Fund did not engage in purchases pursuant to these procedures.
At March 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,283,060,673 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ $128,978,556
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(604,357,486)

Net unrealized depreciation	$(475,378,930)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 81

Schedule of Investments | 3/31/20 (unaudited) (continued)
The following is a summary of the inputs used as of March 31, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Household Durables	$1,683	$—	$—	$1,683
Oil, Gas & Consumable
Fuels	4,972	—	717,411	722,383
Paper & Forest Products	—	4,885	—	4,885
Specialty Retail	—	—	132,742	132,742
Convertible Preferred
Stock	41,724,155	—	—	41,724,155
Preferred Stock	—	3,493,750	—	3,493,750
Asset Backed Securities	—	488,734,148	12,288,338	501,022,486
Collateralized Mortgage
Obligations	—	608,842,360	—	608,842,360
Commercial Mortgage-Backed
Securities	—	198,644,593	—	198,644,593
Convertible Corporate
Bonds	—	12,921,927	—	12,921,927
Corporate Bonds	—	1,301,010,361	—	1,301,010,361
Foreign Government Bonds	—	151,444,392	—	151,444,392
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	2,026,010	2,026,010
Multiperil –
Massachusetts	—	—	2,578,139	2,578,139
Multiperil – U.S.	—	—	3,449,311	3,449,311
Multiperil – U.S. &
Canada	—	—	1,957,312	1,957,312
Multiperil – U.S.
Regional	—	—	3,340,342	3,340,342
Multiperil – Worldwide	—	—	9,139,068	9,139,068
Windstorm – Florida	—	—	1,733,732	1,733,732
Windstorm – North
Carolina	—	—	14,583	14,583
Windstorm – U.S.
Regional	—	—	1,473,393	1,473,393
Reinsurance Sidecars
Multiperil – U.S.	—	—	7,762,781	7,762,781
Multiperil – Worldwide	—	—	80,885,826	80,885,826
All Other Insurance-Linked
Securities	—	24,044,281	—	24,044,281

The accompanying notes are an integral part of these financial statements.
82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$10,460,180	$—	$10,460,180
Senior Secured Floating
Rate Loan Interests	—	140,580,201	—	140,580,201
Supranational Bond	—	9,683,809	—	9,683,809
U.S. Government and
Agency Obligations	—	690,586,269	—	690,586,269
Rights/Warrants	—	6,587	—	6,587
Over The Counter (OTC)
Call Option Purchased	—	— *	—	— *
Over The Counter (OTC)
Currency Put Option
Purchased	—	595,928	—	595,928
Repurchase Agreements	—	33,870,000	—	33,870,000
Total Investments
in Securities	$41,730,810	$3,674,923,671	$127,498,988	$3,844,153,469
Other Financial Instruments
Over The Counter (OTC)
Currency Call
Option Written	$—	$(195,676)	$—	$(195,676)
Net unrealized
depreciation on forward
foreign currency
exchange contracts	—	(9,347,649)	—	(9,347,649)
Net unrealized depreciation
on futures contracts	(17,271,307)	—	—	(17,271,307)
Swap contracts, at value	—	(9,657,094)	—	(9,657,094)
Total Other
Financial Instruments	$(17,271,307)	$(19,200,419)	$—	$(36,471,726)

* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 83

Schedule of Investments | 3/31/20 (unaudited) (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
		Asset	Collateralized		Insurance-
	Common	Backed	Mortgage	Corporate	Linked
	Stocks	Securities	Obligations	Bonds	Securities	Total
Balance as
of 9/30/19	$132,742	$12,507,500	$12,246,957	$9,340,892	$128,525,410	$162,753,501
Realized gain (loss)(1)	—	—	688,909	—	(590,088)	98,821
Changed in
unrealized
appreciation
(depreciation)(2)	(702,808)	(1,799,419)	7,671	—	(2,414,207)	(4,908,763)
Accrued discounts/
premiums	—	—	4,064	—	(1,064)	3,000
Purchases	—	4,300,000	—	—	43,018,399	47,318,399
Sales	(14,602)	(781,670)	(7,659,394)	—	(52,563,146)	(61,018,812)
Transfers in to
Level 3*	1,434,821	10,569,427	—	—	15,349	12,019,597
Transfers out of
Level 3*	—	(12,507,500)	(5,288,207)	(9,340,892)	(1,630,156)	(28,766,755)
Balance as
of 3/31/20	$850,153	$12,288,338	$—	$—	$114,360,497	$127,498,988

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period values. During the six months ended March 31, 2020, an investment having a value of $28,766,755 was transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine its value. Securities valued at $12,004,248 were transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at March 31, 2020: $(4,793,927)
The accompanying notes are an integral part of these financial statements.
84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Statement of Assets and Liabilities | 3/31/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,278,887,122)	$3,844,153,469
Cash	69,715,875
Foreign currencies, at value (cost $1,142,006)	1,481,756
Futures collateral	886,262
Swaps collateral	12,463,571
Due from broker for futures	34,070,381
Due from broker for swaps	10,615,327
Variation margin for futures contracts	1,557,640
Receivables —
Investment securities sold	66,332,359
Fund shares sold	12,150,812
Interest	32,959,186
Other assets	164,014
Total assets	$4,086,550,652
LIABILITIES:
Payables —
Investment securities purchased	$ 71,774,416
Fund shares repurchased	12,142,112
Distributions	1,695,359
Trustees’ fees	6,000
Forwards collateral	2,230,000
Variation margin for centrally cleared swap contracts	2,182,359
Written options outstanding (net premiums received $(1,210,762))	195,676
Net unrealized depreciation on forward foreign currency exchange contracts	9,347,649
Net unrealized depreciation on futures contracts	17,271,307
Swap contracts, at value (net premiums received $(3,729,375))	9,657,094
Reserve for repatriation taxes	25,070
Due to affiliates	381,627
Accrued expenses	1,430,650
Total liabilities	$ 128,339,319
NET ASSETS:
Paid-in capital	$4,492,065,028
Distributable earnings (loss)	(533,853,695)
Net assets	$3,958,211,333
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $677,234,852/70,712,735 shares)	$ 9.58
Class C (based on $235,625,734/25,187,290 shares)	$ 9.35
Class K (based on $359,927,679/37,819,459 shares)	$ 9.52
Class R (based on $102,777,316/10,439,242 shares)	$ 9.85
Class Y (based on $2,582,645,752/270,785,631 shares)	$ 9.54
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.58 net asset value per share/100%-4.50%
maximum sales charge)	$ 10.03

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 85

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers
(net of foreign taxes withheld $499,989)	$ 102,654,548
Dividends from unaffiliated issuers (net of foreign taxes
withheld $188,894)	3,378,795
Total investment income		$ 106,033,343
EXPENSES:
Management fees	$ 13,114,042
Administrative expense	551,841
Transfer agent fees
Class A	751,956
Class C	134,265
Class K	3,147
Class R	161,713
Class Y	1,816,849
Distribution fees
Class A	987,159
Class C	1,452,811
Class R	312,315
Shareowner communications expense	176,295
Custodian fees	192,809
Registration fees	52,500
Professional fees	129,000
Printing expense	62,455
Pricing fees	92,869
Trustees’ fees	130,562
Insurance expense	30,561
Miscellaneous	120,503
Total expenses		$ 20,273,652
Net expenses		$ 20,273,652
Net investment income		$ 85,759,691
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 37,060,091
Written options	274,366
Forward foreign currency exchange contracts	(8,669,654)
Futures contracts	(7,585,713)
Swap contracts	(7,623,704)
Other assets and liabilities denominated in
foreign currencies	(962,786)	$ 12,492,600
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $169,692)	$(574,430,620)
Written options	166,418
Forward foreign currency exchange contracts	(6,490,330)
Futures contracts	(21,360,557)
Swap contracts	(5,844,622)
Other assets and liabilities denominated in foreign currencies	86,576	$ (607,873,135)
Net realized and unrealized gain (loss) on investments		$ (595,380,535)
Net decrease in net assets resulting from operations		$ (509,620,844)

The accompanying notes are an integral part of these financial statements.
86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	3/31/20	Ended
	(unaudited)	9/30/19
FROM OPERATIONS:
Net investment income (loss)	$ 85,759,691	$ 166,979,288
Net realized gain (loss) on investments	12,492,600	(50,558,139)
Change in net unrealized appreciation (depreciation)
on investments	(607,873,135)	227,095,674
Net increase (decrease) in net assets resulting
from operations	$ (509,620,844)	$ 343,516,823
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.17 and $0.27 per share, respectively)	$ (11,988,682)	$ (20,253,203)
Class C ($0.13 and $0.20 per share, respectively)	(3,445,872)	(7,490,533)
Class K ($0.19 and $0.32 per share, respectively)	(7,263,905)	(11,407,975)
Class R ($0.15 and $0.24 per share, respectively)	(1,703,617)	(3,264,951)
Class Y ($0.19 and $0.30 per share, respectively)	(52,026,647)	(84,107,582)
Tax return of capital:
Class A ($— and $0.04 per share, respectively)	—	(3,162,606)
Class C ($— and $0.04 per share, respectively)	—	(1,528,015)
Class K ($— and $0.04 per share, respectively)	—	(1,550,579)
Class R ($— and $0.04 per share, respectively)	—	(551,165)
Class Y ($— and $0.04 per share, respectively)	—	(11,632,388)
Total distributions to shareowners	$ (76,428,723)	$ (144,948,997)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 681,250,098	$ 1,106,273,755
Reinvestment of distributions	62,748,752	119,693,854
Cost of shares repurchased	(858,784,896)	(1,849,329,888)
Net decrease in net assets resulting from Fund
share transactions	$ (114,786,046)	$ (623,362,279)
Net increase (decrease) in net assets	$ (700,835,613)	$ (424,794,453)
NET ASSETS:
Beginning of period	$ 4,659,046,946	$ 5,083,841,399
End of period	$ 3,958,211,333	$ 4,659,046,946

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 87

Statements of Changes in Net Assets (continued)

	Six Months	Six Months
	Ended	Ended
	3/31/20	3/31/20	Year Ended	Year Ended
	Shares	Amount	9/30/19	9/30/19
	(unaudited)	(unaudited)	Shares	Amount

Class A
Shares sold	7,035,276	$ 76,378,209	17,906,959	$ 190,183,260
Reinvestment of distributions	964,415	10,367,384	1,918,189	20,286,957
Less shares repurchased	(11,006,434)	(117,271,554)	(28,774,381)	(302,867,990)
Net decrease	(3,006,743)	$ (30,525,961)	(8,949,233)	$ (92,397,773)
Class C
Shares sold	1,075,224	$ 11,423,767	2,750,808	$ 28,316,524
Reinvestment of distributions	248,567	2,617,250	690,792	7,130,256
Less shares repurchased	(5,392,259)	(56,939,665)	(19,894,900)	(205,633,470)
Net decrease	(4,068,468)	$ (42,898,648)	(16,453,300)	$ (170,186,690)
Class K
Shares sold	8,025,608	$ 86,643,705	14,582,605	$ 153,604,827
Reinvestment of distributions	572,362	6,162,270	1,002,006	10,626,701
Less shares repurchased	(7,605,883)	(81,484,218)	(15,110,147)	(158,910,479)
Net increase	992,087	$ 11,321,757	474,464	$ 5,321,049
Class R
Shares sold	1,159,796	$ 12,823,195	2,119,524	$ 22,657,609
Reinvestment of distributions	149,739	1,638,133	329,066	3,535,303
Less shares repurchased	(2,714,820)	(29,559,104)	(6,465,890)	(69,000,186)
Net decrease	(1,405,285)	$ (15,097,776)	(4,017,300)	$ (42,807,274)
Class Y
Shares sold	45,537,020	$ 493,981,222	67,383,871	$ 711,511,535
Reinvestment of distributions	3,903,629	41,963,715	7,388,058	78,114,637
Less shares repurchased	(54,994,976)	(573,530,355)	(106,450,728)	(1,112,917,763)
Net decrease	(5,554,327)	$ (37,585,418)	(31,678,799)	$ (323,291,591)

The accompanying notes are an integral part of these financial statements.
88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/19	9/30/18	9/30/17	9/30/16*	9/30/15*
Class A
Net asset value, beginning of period	$ 10.89	$ 10.42	$ 10.82	$ 10.76	$ 10.36	$ 11.02
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.36	$ 0.35	$ 0.37	$ 0.40	$ 0.35
Net realized and unrealized gain (loss) on investments	(1.33)	0.42	(0.42)	0.04	0.36	(0.47)
Net increase (decrease) from investment operations	$ (1.14)	$ 0.78	$ (0.07)	$ 0.41	$ 0.76	$ (0.12)
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.27)	$ (0.31)	$ (0.33)	$ (0.36)	$ (0.39)
Net realized gain	—	—	—	—	—	(0.15)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—	—
Total distributions	$ (0.17)	$ (0.31)	$ (0.33)	$ (0.35)	$ (0.36)	$ (0.54)
Net increase (decrease) in net asset value	$ (1.31)	$ 0.47	$ (0.40)	$ 0.06	$ 0.40	$ (0.66)
Net asset value, end of period	$ 9.58	$ 10.89	$ 10.42	$ 10.82	$ 10.76	$ 10.36
Total return (b)	(14.69)%(c)	7.64%	(0.67)%	3.90%	7.50%	(1.20)%
Ratio of net expenses to average net assets	1.07%(d)	1.10%	1.03%	1.06%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	3.46%(d)	3.39%	3.28%	3.41%	3.80%	3.31%
Portfolio turnover rate	41%(c)	53%	44%	52%	43%	62%
Net assets, end of period (in thousands)	$677,235	$803,174	$861,517	$1,038,090	$1,289,783	$1,382,327

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d) Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 89

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/19	9/30/18	9/30/17	9/30/16*	9/30/15*
Class C
Net asset value, beginning of period	$ 10.66	$ 10.20	$ 10.59	$ 10.53	$ 10.13	$ 10.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.28	$ 0.27	$ 0.29	$ 0.32	$ 0.28
Net realized and unrealized gain (loss) on investments	(1.33)	0.42	(0.41)	0.04	0.36	(0.47)
Net increase (decrease) from investment operations	$ (1.18)	$ 0.70	$ (0.14)	$ 0.33	$ 0.68	$ (0.19)
Distributions to shareowners:
Net investment income	$ (0.13)	$ (0.20)	$ (0.23)	$ (0.25)	$ (0.28)	$ (0.31)
Net realized gain	—	—	—	—	—	(0.15)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—	—
Total distributions	$ (0.13)	$ (0.24)	$ (0.25)	$ (0.27)	$ (0.28)	$ (0.46)
Net increase (decrease) in net asset value	$ (1.31)	$ 0.46	$ (0.39)	$ 0.06	$ 0.40	$ (0.65)
Net asset value, end of period	$ 9.35	$ 10.66	$ 10.20	$ 10.59	$ 10.53	$ 10.13
Total return (b)	(11.23)%(c)	6.96%	(1.30)%	3.23%	6.88%	(1.90)%
Ratio of net expenses to average net assets	1.73%(d)	1.74%	1.69%	1.72%	1.72%	1.72%
Ratio of net investment income (loss) to average net assets	2.79%(d)	2.75%	2.62%	2.75%	3.12%	2.63%
Portfolio turnover rate	41%(c)	53%	44%	52%	43%	62%
Net assets, end of period (in thousands)	$235,626	$311,801	$466,033	$697,820	$913,048	$1,026,245

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/19	9/30/18	9/30/17	9/30/16*	9/30/15*
Class K
Net asset value, beginning of period	$ 10.92	$ 10.44	$ 10.84	$ 10.78	$ 10.38	$ 11.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.41	$ 0.39	$ 0.41	$ 0.44	$ 0.40
Net realized and unrealized gain (loss) on investments	(1.42)	0.43	(0.41)	0.05	0.37	(0.47)
Net increase (decrease) from investment operations	$ (1.21)	$ 0.84	$ (0.02)	$ 0.46	$ 0.81	$ (0.07)
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.32)	$ (0.36)	$ (0.38)	$ (0.41)	$ (0.43)
Net realized gain	—	—	—	—	—	(0.15)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—	—
Total distributions	$ (0.19)	$ (0.36)	$ (0.38)	$ (0.40)	$ (0.41)	$ (0.58)
Net increase (decrease) in net asset value	$ (1.40)	$ 0.48	$ (0.40)	$ 0.06	$ 0.40	$ (0.65)
Net asset value, end of period	$ 9.52	$ 10.92	$ 10.44	$ 10.84	$ 10.78	$ 10.38
Total return (b)	(11.26)%(c)	8.19%	(0.23)%	4.36%	7.96%	(0.69)%
Ratio of net expenses to average net assets	0.62%(d)	0.63%	0.62%	0.62%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets	3.91%(d)	3.86%	3.70%	3.83%	4.20%	3.75%
Portfolio turnover rate	41%(c)	53%	44%	52%	43%	62%
Net assets, end of period (in thousands)	$359,928	$402,042	$379,474	$400,888	$267,495	$200,927

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d) Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 91

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/19	9/30/18	9/30/17	9/30/16*	9/30/15*
Class R
Net asset value, beginning of period	$ 11.08	$ 10.59	$ 11.00	$ 10.93	$ 10.52	$ 11.19
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.33	$ 0.32	$ 0.33	$ 0.37	$ 0.32
Net realized and unrealized gain (loss) on investments	(1.25)	0.44	(0.43)	0.05	0.37	(0.48)
Net increase (decrease) from investment operations	$ (1.08)	$ 0.77	$ (0.11)	$ 0.38	$ 0.74	$ (0.16)
Distributions to shareowners:
Net investment income	$ (0.15)	$ (0.24)	$ (0.28)	$ (0.29)	$ (0.33)	$ (0.36)
Net realized gain	—	—	—	—	—	(0.15)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—	—
Total distributions	$ (0.15)	$ (0.28)	$ (0.30)	$ (0.31)	$ (0.33)	$ (0.51)
Net increase (decrease) in net asset value	$ (1.23)	$ 0.49	$ (0.41)	$ 0.07	$ 0.41	$ (0.67)
Net asset value, end of period	$ 9.85	$ 11.08	$ 10.59	$ 11.00	$ 10.93	$ 10.52
Total return (b)	(9.87)%(c)	7.43%	(1.02)%	3.57%	7.17%	(1.54)%
Ratio of net expenses to average net assets	1.38%(d)	1.39%	1.34%	1.41%	1.35%	1.38%
Ratio of net investment income (loss) to average net assets	3.14%(d)	3.10%	2.97%	3.05%	3.49%	2.98%
Portfolio turnover rate	41%(c)	53%	44%	52%	43%	62%
Net assets, end of period (in thousands)	$102,777	$131,214	$168,043	$223,372	$232,545	$220,653

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/19	9/30/18	9/30/17	9/30/16*	9/30/15*
Class Y
Net asset value, beginning of period	$ 10.90	$ 10.42	$ 10.82	$ 10.76	$ 10.36	$ 11.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.40	$ 0.38	$ 0.40	$ 0.43	$ 0.39
Net realized and unrealized gain (loss) on investments	(1.38)	0.42	(0.42)	0.05	0.36	(0.47)
Net increase (decrease) from investment operations	$ (1.17)	$ 0.82	$ (0.04)	$ 0.45	$ 0.79	$ (0.08)
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.30)	$ (0.34)	$ (0.37)	$ (0.39)	$ (0.42)
Net realized gain	—	—	—	—	—	(0.15)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—	—
Total distributions	$ (0.19)	$ (0.34)	$ (0.36)	$ (0.39)	$ (0.39)	$ (0.57)
Net increase (decrease) in net asset value	$ (1.36)	$ 0.48	$ (0.40)	$ 0.06	$ 0.40	$ (0.65)
Net asset value, end of period	$ 9.54	$ 10.90	$ 10.42	$ 10.82	$ 10.76	$ 10.36
Total return (b)	(10.96)%(c)	8.09%	(0.34)%	4.23%	7.84%	(0.81)%
Ratio of net expenses to average net assets	0.74%(d)	0.73%	0.72%	0.74%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	3.79%(d)	3.75%	3.60%	3.72%	4.11%	3.62%
Portfolio turnover rate	41%(c)	53%	44%	52%	43%	62%
Net assets, end of period (in thousands)	$2,582,646	$3,010,817	$3,208,774	$3,560,072	$3,512,802	$3,987,828

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 93

Notes to Financial Statements | 3/31/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Strategic Income Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased
94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of March 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 95

alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2020, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of these fair valued securities was $942,365.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 97

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2020, the Fund had accrued $25,070 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The Fund does not consider the effect of foreign currency gain/loss when calculating its monthly distribution due to its unpredictable nature over the course of a year and differing treatment for book and tax purposes. As a result, the Fund may report a distribution in excess of its earnings and profits or a tax return of capital at its fiscal year end.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$126,524,244
Tax return of capital	18,424,753
Total	$144,948,997
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2019:
2019
Distributable earnings:
Current year dividend payable	$ (1,642,389)
Capital loss carryforward	(58,016,786)
Current year late year loss	(17,698,461)
Net unrealized appreciation	129,553,508
Total	$ 52,195,872

Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 99

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps and interest on defaulted bonds.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $30,118 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A
100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 101

addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid
102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at March 31, 2020, are disclosed in the Schedule of Investments.
J.   Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 103

investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended March 31, 2020, was $720,841. Open purchased options at March 31, 2020, are listed in the Schedule of Investments.
K.   Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended March 31, 2020, was $(32,523). Open written options contracts at March 31, 2020, are listed in the Schedule of Investments.
L.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

During the six months ended March 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract. The amount of cash deposited with the broker as collateral at March 31, 2020, is recorded as “Forwards collateral” on the Statement of Assets and Liabilities.
The average market value of forward foreign currency exchange contracts open during the six months ended March 31, 2020, was $181,717,870. Open forward foreign currency exchange contracts outstanding at March 31, 2020, are listed in the Schedule of Investments.
M.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 105

The average market value of futures contracts open during the six months ended March 31, 2020, was $(968,379,793). Open futures contracts outstanding at March 31, 2020, are listed in the Schedule of Investments.
N.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk,
106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended March 31, 2020, was $(5,263,104). Open credit default swap contracts at March 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% on the next $9 billion of the Fund’s average daily net assets and 0.50% of the Fund’s average daily net assets on assets over $10 billion. For the six months ended March 31, 2020, the effective management fee was equivalent to 0.56% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $312,095 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2020.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 107

3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 53,304
Class C	23,038
Class K	4,503
Class R	2,678
Class Y	92,772
Total	$176,295

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $69,532 in distribution fees payable to the Distributor at March 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2020, CDSCs in the amount of $181,071 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2020, the Fund had no borrowings under the credit facility.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 109

payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral.” Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2020.
	Derivative
	Assets
	Subject to		Derivatives	Non-Cash	Cash	Net Amount
	Master Netting		Available	Collateral	Collateral	of Derivative
Counterparty	Agreement		for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$595,928		$(195,676)	$—	$(400,252)	$—
Bank of New York
Mellon Corp.	684,696		—	—	(684,696)	—
Brown Brothers
Harriman & Co.	3,763,448	*	—	—	—	3,763,448	*
Citibank NA	139,336		—	—	—	139,336
Goldman Sachs
International	845,214		(845,214)	—	—	—
HSBC Bank NA	87,433		(87,433)	—	—	—
JPMorgan Chase
Bank N.A.	—		—	—	—	—
State Street
Bank & Trust Co.	150,905		(150,905)	—	—	—
Total	$6,266,960		$(1,279,228)	$—	$(1,084,948)	$3,902,784

110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$195,676	$(195,676)	$—	$—	$—
Bank of New York
Mellon Corp.	—	—	—	—	—
Brown Brothers
Harriman & Co.	—	—	—	—	—
Citibank NA	—	—	—	—	—
Goldman Sachs
International	3,752,826	(845,214)	—	—	2,907,612
HSBC Bank NA	3,482,037	(87,433)	—	—	3,394,604
JPMorgan Chase
Bank N.A.	4,700,052	—	—	—	4,700,052
State Street
Bank & Trust Co.	3,083,766	(150,905)	—	—	2,932,861
Total	$15,214,357	$(1,279,228)	$—	$—	$13,935,129

*	Includes securities that are valued at $0.
(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 111

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2020, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$ 595,928	$ —**	$ —
Total Value	$ —	$ —	$ 595,928	$ —**	$ —
Liabilities
Written options
outstanding	—	—	195,676	—	—
Net unrealized
depreciation on
forward foreign
currency contracts	—	—	9,347,649	—	—
Net unrealized
depreciation on
on futures
contracts	17,271,307	—	—	—	—
Swap contracts,
at value	—	9,657,094	—	—	—
Total Value	$17,271,307	$9,657,094	$9,543,325	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.
**	Includes securities that are valued at $0.

112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2020, was as follows:
Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Options purchased*	$ —	$ —	$ (274,366)	$ —	$ —
Written options
outstanding	—	—	274,366	—	—
Forward foreign
currency contracts	—	—	(8,669,654)	—	—
Futures contracts	(7,585,713)	—	—	—	—
Swap contracts	—	(7,623,704)	—	—	—
Total Value	$ (7,585,713)	$(7,623,704)	$(8,669,654)	$ —	$ —
Change in net unrealized
appreciation
(depreciation) on:
Options purchased*	$ —	$ —	$ (799,245)	$ —	$ —
Written options
outstanding	—	—	166,418	—	—
Forward foreign
currency contracts	—	—	(6,490,330)	—	—
Futures contracts	(21,360,557)	—	—	—	—
Swap contracts	—	(5,844,622)	—	—	—
Total Value	$(21,360,557)	$(5,844,622)	$(7,123,157)	$ —	$ —

*
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

8. Subsequent Events
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 113

issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Principal Underwriter
Amundi Pioneer Distributor, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/20 115

This page was intentionally left blank.

116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19207-15-0520

Pioneer Emerging
Markets Equity Fund

Semiannual Report | March 31, 2020

Ticker Symbols:
Class A	PEMEX
Class C	PEMNX
Class Y	PEMSX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 3

Portfolio Management Discussion | 3/31/20
In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the six-month period ended March 31, 2020. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi Pioneer Asset Management (Amundi Pioneer), and Mr. Tricot, Head of Global Emerging Markets Equity and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the six-month period ended March 31, 2020?
A    Pioneer Emerging Markets Equity Fund’s Class A shares returned -15.42% at net asset value during the six-month period ended March 31, 2020, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the MSCI Index)1, returned -14.55%.
Q    How would you describe the investment backdrop during the six-month period ended March 31, 2020?
A    The reporting period was highly unusual in that it encompassed two distinct parts. In the first part, which ran from the beginning of October until the end of 2019, emerging markets equities delivered robust gains. During that roughly three-month period, investors had become encouraged by the combination of steady global economic growth as well as progress toward a resolution of the long-running trade dispute between the United States and China. The favorable backdrop began to change not long after the start of calendar year 2020, as the spread of the COVID-19 virus throughout China began weighing on the performance of emerging markets equities relative to other equity markets, given China’s large role in the health of many emerging economies. As the weeks progressed and it
1
The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

became apparent that the virus was now a global issue – ultimately becoming a global pandemic – government officials started shutting down large segments of the economy across the developed world. Stock markets quickly plunged in response, with emerging markets equities particularly hard-hit due to the combination of a “risk-off” investment environment, unfavorable currency translations, and adverse liquidity conditions. Together, those factors caused the Fund’s benchmark, the MSCI Index, to finish the six-month period deeply in negative territory, at -14.55%, and led to poor absolute returns for the Fund.
Q    Could you discuss your investment process in managing the Fund’s portfolio during the six-month period ended March 31, 2020?
A    Since the Fund’s inception on October 1, 2019, we have used a multifaceted investment approach that combines top-down analysis with bottom-up stock selection. We start with a top-down evaluation of each country in the emerging markets category, which we believe is critical given the wide divergence in both economic fundamentals and drivers of equity returns among specific countries. In our view, even shares of what we believe are high-quality, fundamentally sound companies are likely to underperform if the country in which the company is domiciled faces challenges. We then analyze the prospects of individual sectors in each country as we attempt to capture another potential layer of returns. For instance, financials stocks in Indonesia could face a different set of circumstances than those in Brazil. Finally, we drill down to what we believe are the best individual company ideas in the countries and sectors where we’ve determined we would like to invest the Fund’s assets. We believe this three-pronged investment strategy can be an effective way to identify opportunities and avoid some of the risks inherent in the emerging markets asset class.
We also have focused on a larger investment universe than the benchmark MSCI Index. While the Fund’s benchmark consists of approximately 1,400 companies, the Fund’s universe encompasses more than 1,900 potential companies for investment. We believe that approach provides us with the latitude to take advantage of opportunities in the frontier markets as well as in mid- and small-cap emerging markets equities.
Q    What were the principal factors that affected the Fund’s benchmark-relative performance during the six-month period ended March 31, 2020?
A    The Fund underperformed the MSCI Index over the six-month period, though we would stress that our goal is to add value to the Fund’s performance over the longer term.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 5

With that said, the Fund experienced relative underperformance during the six-month period mainly through individual stock selection results. Key detractors from the Fund’s benchmark-relative returns during the six-month period included positions in Samsonite International, Ping An Insurance, and Erste Group Bank.
Conversely, individual Fund positions that benefited benchmark-relative performance over the six-month period included Taiwan Semiconductor Manufacturing, A-RT Retail Holdings (a provider of investment services based in Hong Kong), and Cosan, a biofuel company based in Brazil.
Country allocations also detracted somewhat from the Fund’s benchmark-relative results over the six-month period. A portfolio underweight to China was the primary detractor, followed by overweights in Russia and Brazil. On the plus side, underweights in South Africa and Thailand added value to the Fund’s relative returns. The Fund’s cash position, while not a core aspect of our investment strategy, stood out as a contributor to benchmark-relative performance given the extent of the weakness in the broader equity market.
Finally, sector allocations had a strong, positive impact on the Fund’s benchmark-relative performance during the six-month period, nearly offsetting the shortfall in the other two areas (stock selection and country allocations). With regard to sector allocation, portfolio overweights in the communications services sector in both Russia and Poland contributed positively to the Fund’s relative returns, as did an overweight in Korean information technology firms. An underweight in Chinese financials was a further plus for the Fund versus the MSCI Index.
Q    What changes did you make to the Fund’s positioning over the course of the six-month period ended March 31, 2020?
A    We increased the Fund’s allocation to North Asia (China, Korea, and Taiwan) by adding technology stocks in those countries to the portfolio. We believe the tech sector could be a key beneficiary of increasing demand for 5G and cloud services, and the COVID-19-related sell-off in the latter stages of the six-month period led to stocks of many tech companies with operations in the region falling to compelling valuations. In addition, all three countries appear to be further along in the process of reopening their economies than other areas of the world – a trait that could translate to solid returns over the remainder of the year.
We also initiated positions in several bank stocks that became more attractively valued in the sell-off, notably in emerging Europe and Korea. Moreover, we increased the Fund’s positions in companies that we believe
6 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

could stand to capitalize on long-term trends that may ultimately prove more enduring than the effects of the COVID-19 virus. For instance, we currently favor stocks of companies in the Chinese leisure and Indian life insurance sectors, based on our belief that the sectors could benefit from rising levels of disposable income in those countries. Technology represents a further source of potential long-term growth, in our view, as do the Indian property and Chinese health care sectors. We have used recent market volatility to take advantage of the lower valuations of companies that we feel could benefit from those important trends, and we expect to continue seeking similar opportunities in the months ahead.
Some of the Fund’s notable overweights at the country level include Korea, Indonesia, and Russia. We see Russia as a particularly interesting area, given the low valuations there. As of March 31, 2020, Russian stocks in general were trading at just 5.5 times earnings estimates for 2021. We believe Russia is well managed with regard to both fiscal and monetary policies, which we believe could help the country navigate the significant downturn in oil prices that we experienced over the six-month period. On the other hand, we have maintained an underweight allocation to Taiwan. We like certain Taiwanese technology stocks, but we think the mature nature of the country’s economy indicates lower growth potential for domestic-oriented companies. The Fund is also underweight in South Africa, which we believe is in great need of structural economic reform, and in Thailand, which could be vulnerable to the large decline in global tourism driven by the COVID-19 situation.
Q    Did the Fund invest in any derivative securities during the six-month period ended March 31, 2020?
A    No, the Fund did not hold any derivatives during the period.
Q    How would you characterize broader market conditions and the Fund’s overall positioning as of March 31, 2020?
A    We have a cautiously optimistic view on emerging markets equities. Although the peak of the global viral pandemic remains unknown, a positive outcome would be bringing the outbreak at least under some level of control within the next two calendar quarters. We view the back-stopping and stimulus measures swiftly undertaken by central banks and governments, including extraordinary actions by the U.S. Federal Reserve, as key factors that could help limit the negative economic consequences of the lockdowns caused by COVID-19. Given that background, our belief is that global economic growth and corporate profits may be on track for a rebound in 2021.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 7

Our relatively constructive view also reflects the very depressed valuations across the emerging markets equity spectrum. At the close of the six-month period, price-to-earnings and price-to-book ratios stood at lows only seen during the severe downturns of the past, such as the 1997 Asian crisis, the bursting of the technology bubble in 2000-2001, and the subprime mortgage crisis of 2008. Notably, we believe the emerging markets economies as a group are in much better fiscal health now than they were entering those past economic downturns. While it isn’t possible to “call a bottom” in the markets as the COVID-19 crisis grinds on, we think current valuation levels may represent an attractive market entry point for long-term investors.
Please refer to the Schedule of Investments on pages 16–25 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.
Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Portfolio Summary | 3/31/20

10 Largest Holdings
(As a percentage of total investments)*

1.	Alibaba Group Holding, Ltd. (A.D.R.)	7.65%
2.	Tencent Holdings, Ltd.	5.93
3.	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	5.13
4.	Samsung Electronics Co., Ltd.	3.69
5.	Naspersm, Ltd., Class N	2.64
6.	Samsung Electronics Co., Ltd.	2.28
7.	Ping An Insurance Group Co. of China, Ltd., Class H	2.10
8.	Sberbank of Russia PJSC	1.81
9.	JD.com, Inc. (A.D.R.)	1.69
10.	SK Hynix, Inc.	1.63
*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 9

Prices and Distributions | 3/31/20

Net Asset Value per Share

Class	3/31/20
A	$8.41
C	$8.39
Y	$8.42

Distributions per Share: 10/1/19 – 3/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0367	$0.0259	$ —
C	$0.0189	$0.0259	$ —
Y	$0.0451	$0.0259	$ —
The Morgan Stanley Capital International (MSCI) Emerging Markets NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.
10 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Performance Update | 3/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.
Average Annual Total Returns
(As of March 31, 2020)

	Net	Public	MSCI
	Asset	Offering	Emerging
	Value	Price	Markets
Period	(NAV)	(POP)	Index

Life-of-Class
(10/1/19)	-15.42%	20.28%	-14.55%

Expense Ratio
(Per prospectus dated February 1, 2020)

Gross	Net

1.35%	1.30%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2021 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 11

Performance Update | 3/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.
Average Annual Total Returns
(As of March 31, 2020)

	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	Index

Life-of-Class
(10/1/19)	-15.75%	14.55%

Expense Ratio
(Per prospectus dated February 1, 2020)

Gross	Net

2.10%	2.05%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2021, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Performance Update | 3/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.
Average Annual Total Returns
(As of March 31, 2020)

	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	Index

Life-of-Class
(10/1/19)	-15.26%	14.55%

Expense Ratio
(Per prospectus dated February 1, 2020)

Gross	Net

1.03%	0.99%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2021 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 13

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on actual returns from October 1, 2019 through March 31, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account	$845.80	$842.50	$847.40
Value (after expenses)
on 3/31/20
Expenses Paid	$6.00	$9.26	$4.57
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.01%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366, (to reflect the partial year period).

14 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2019 through March 31, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account	$1,018.50	$1,014.95	$1,020.05
Value (after expenses)
on 3/31/20
Expenses Paid	$6.56	$10.13	$5.00
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.01%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366, (to reflect the partial year period).

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 15

Schedule of Investments | 3/31/20 (unaudited)

Shares		Value

	UNAFFILIATED ISSUERS — 95.4%
	COMMON STOCKS — 95.4% of Net Assets
	Auto Components — 0.7%
2,195	Tupy S.A.	$ 5,552
54,000	Xinyi Glass Holdings Ltd.	61,534
	Total Auto Components	$ 67,086
	Automobiles — 1.6%
136,400	Astra International Tbk PT	$ 32,551
78,000	Brilliance China Automotive Holdings Ltd.	63,746
181	Eicher Motors, Ltd.	30,897
1,452	Kia Motors Corp.	30,704
	Total Automobiles	$ 157,898
	Banks — 13.3%
106,068(a)	Alpha Bank AE	$ 82,766
10,667	Banco Bradesco S.A.	42,714
4,337	Banco Bradesco S.A. (A.D.R.)	17,608
1,629	Banco Davivienda S.A.	12,232
11,886	Banco do Brasil S.A.	63,912
770	Banco Santander Chile (A.D.R.)	11,650
74,800	Bank Central Asia Tbk PT	126,482
151,100	Bank Mandiri Persero Tbk PT	43,213
10,275(a)	Commercial International Bank Egypt S.A.E	38,189
286	Credicorp, Ltd.	40,918
92,000	CTBC Financial Holding Co. Ltd.	54,452
9,143	Emirates NBD Bank PJSC	17,731
3,316	Erste Group Bank AG	61,386
10,119	First Abu Dhabi Bank PJSC	26,128
23,506	Grupo Financiero Banorte S.A.B de CV, Class O	64,741
1,778	HDFC Bank, Ltd. (A.D.R.)	68,382
8,689	ICICI Bank, Ltd.	37,812
11,237	ICICI Bank Ltd. (A.D.R.)	95,514
2,418	Itau Unibanco Holding S.A. (A.D.R.)	10,857
16,958	Itausa - Investimentos Itau S.A.	28,673
8,911	National Bank of Greece	12,162
931	OTP Bank Nyrt	26,919
30,335	Sberbank of Russia PJSC	72,176
42,693	Sberbank of Russia PJSC	96,313
3,530	Sberbank of Russia PJSC (A.D.R.)	33,182
5,082	Shinhan Financial Group Co., Ltd.	118,204
	Total Banks	$1,304,316

The accompanying notes are an integral part of these financial statements.
16 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Shares			Value

		Beverages — 1.1%
	8,000	China Resources Beer Holdings Co. Ltd.	$ 36,320
MXN	3,833(b)	Fomento Economico Mexicano S.A.B de CV	23,425
	363	Fomento Economico Mexicano S.A.B de CV (A.D.R.)	21,965
	70,000	Thai Beverage PCL	29,823
		Total Beverages	$ 111,533
		Biotechnology — 0.3%
	95(a)	Hugel, Inc.	$ 26,020
		Total Biotechnology	$ 26,020
		Capital Markets — 0.3%
	969	B3 S.A. - Brasil Bolsa Balcao	$ 6,707
BRL	1,256(b)	Banco BTG Pactual S.A.	8,049
	300	Hong Kong Exchanges & Clearing Ltd.	9,011
		Total Capital Markets	$ 23,767
		Chemicals — 0.2%
	450	Sociedad Quimica y Minera de Chile S.A. (A.D.R.)	$ 10,147
	225	Sociedad Quimica y Minera de Chile S.A., Class B	5,137
		Total Chemicals	$ 15,284
		Commercial Services & Supplies — 0.9%
	93,000	China Everbright International, Ltd.	$ 53,144
	32,000	Greentown Service Group Co., Ltd.	38,656
		Total Commercial Services & Supplies	$ 91,800
		Construction & Engineering — 1.7%
	203,000	Beijing Urban Construction Design & Development
		Group Co., Ltd., Class H (144A)	$ 50,604
	78,900	China State Construction Engineering Corp. Ltd.	58,858
	54,900	IJM Corp. Bhd	20,071
	3,447	Larsen & Toubro Ltd.	36,706
		Total Construction & Engineering	$ 166,239
		Diversified Consumer Services — 0.5%
	459(a)	New Oriental Education & Technology Group, Inc. (A.D.R.)	$ 49,682
		Total Diversified Consumer Services	$ 49,682
		Diversified Telecommunication Services — 0.2%
	11,072(a)	Orange Polska S.A.	$ 15,871
		Total Diversified Telecommunication Services	$ 15,871
		Electric Utilities — 1.1%
BRL	2,229(b)	Alupar Investimento S.A.	$ 9,670
	2,289	Centrais Eletricas Brasileiras S.A. (A.D.R.)	10,552
	502,918	Inter RAO UES PJSC	31,482
	27,113	Power Grid Corp. of India Ltd.	56,664
		Total Electric Utilities	$ 108,368

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 17

Schedule of Investments | 3/31/20 (unaudited) (continued)
Shares		Value

	Electrical Equipment — 0.4%
12,100	Zhuzhou CRRC Times Electric Co. Ltd., Class H	$ 35,696
	Total Electrical Equipment	$ 35,696
	Electronic Equipment, Instruments &
	Components — 1.4%
7,000	Chroma ATE, Inc.	$ 28,491
15,000	Delta Electronics, Inc.	59,765
4,000	Elite Material Co. Ltd.	13,776
488	Samsung Electro-Mechanics Co. Ltd.	38,513
	Total Electronic Equipment, Instruments & Components	$ 140,545
	Energy Equipment & Services — 0.5%
32,000	China Oilfield Services Ltd., Class H	$ 24,466
963	Compania Paranaense de Energia (A.D.R.)	10,025
26,800	Dialog Group Bhd	18,727
	Total Energy Equipment & Services	$ 53,218
	Entertainment — 2.5%
1,134	CD Projekt S.A.	$ 79,026
68	NCSoft Corp.	35,976
383	NetEase, Inc. (A.D.R.)	122,928
	Total Entertainment	$ 237,930
	Equity Real Estate Investment Trust (REIT) — 0.1%
8,751	PLA Administradora Industrial S de RL de CV	$ 9,778
	Total Equity Real Estate Investment Trust (REIT)	$ 9,778
	Food & Staples Retailing — 1.7%
2,294	Compania Brasileira de Distribuicao (A.D.R.)	$ 28,927
727(a)	Dino Polska S.A. (144A)	28,428
3,299(a)	Massmart Holdings Ltd.	5,071
1,000	President Chain Store Corp.	9,356
48,000	Sun Art Retail Group Ltd.	71,057
644	X5 Retail Group NV (G.D.R.)	17,296
	Total Food & Staples Retailing	$ 160,135
	Food Products — 2.2%
2,130	Gruma S.A.B de CV, Class B	$ 16,469
12,500	Health & Happiness H&H International Holdings, Ltd.	46,048
36,333	JBS S.A.	142,478
	Total Food Products	$ 204,995

The accompanying notes are an integral part of these financial statements.
18 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Shares		Value

	Gas Utilities — 1.2%
9,000	Beijing Enterprises Holdings Ltd.	$ 32,757
34,977	GAIL India Ltd.	35,102
4,692	Infraestructura Energetica Nova S.A.B de CV	14,476
62,000	Kunlun Energy Co. Ltd.	35,722
	Total Gas Utilities	$ 118,057
	Hotels, Restaurants & Leisure — 0.3%
6,000	Galaxy Entertainment Group, Ltd.	$ 31,788
	Total Hotels, Restaurants & Leisure	$ 31,788
	Household Durables — 0.7%
683	Ez Tec Empreendimentos e Participacoes S.A.	$ 3,911
1,474	Woongjin Coway Co. Ltd.	69,488
	Total Household Durables	$ 73,399
	Industrial Conglomerates — 0.5%
6,212	Alfa S.A.B de CV	$ 1,669
3,790	Ayala Corp.	34,684
1,023	Bidvest Group Ltd.	8,384
	Total Industrial Conglomerates	$ 44,737
	Insurance — 3.4%
4,400	AIA Group, Ltd.	$ 39,592
70,000	PICC Property & Casualty Co. Ltd., Class H	67,343
20,000	Ping An Insurance Group Co. of China, Ltd., Class H	195,682
216	Samsung Fire & Marine Insurance Co. Ltd.	27,002
	Total Insurance	$ 329,619
	Interactive Media & Services — 9.0%
854(a)	58.com, Inc. (A.D.R.)	$ 41,607
573(a)	Autohome, Inc. (A.D.R.)	40,694
911(a)	Baidu, Inc. (A.D.R.)	91,820
955(a)	Mail.Ru Group Ltd. (G.D.R.)	15,509
647	NAVER Corp.	88,954
11,300	Tencent Holdings, Ltd.	551,116
1,667(a)	Yandex NV	56,761
	Total Interactive Media & Services	$ 886,461
	Internet & Direct Marketing Retail — 13.1%
3,659(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 711,602
3,872(a)	JD.com, Inc. (A.D.R.)	156,816
1,544(a)	MakeMyTrip Ltd.	18,459
2,000(a)	Meituan Dianping, Class B	24,006
1,720	Naspersm, Ltd., Class N	245,554
732(a)	Prosus NV	50,657
3,223(a)	Trip.com Group Ltd. (A.D.R.)	75,579
	Total Internet & Direct Marketing Retail	$1,282,673

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 19

Schedule of Investments | 3/31/20 (unaudited) (continued)

Shares		Value

	IT Services — 1.7%
6,086	HCL Technologies, Ltd.	$ 34,735
3,678	Infosys Ltd.	30,941
7,919	Infosys Ltd. (A.D.R.)	65,015
3,836	Tech Mahindra Ltd.	28,372
	Total IT Services	$ 159,063
	Leisure Products — 0.2%
5,000	Giant Manufacturing Co. Ltd.	$ 22,156
	Total Leisure Products	$ 22,156
	Machinery — 1.8%
24,000	China Conch Venture Holdings Ltd.	$ 106,725
3,000	Hiwin Technologies Corp.	19,491
3,375	Iochpe Maxion S.A.	7,171
55,600	Zoomlion Heavy Industry Science & Technology Co. Ltd.,
	Class H	40,316
	Total Machinery	$ 173,703
	Metals & Mining — 3.4%
1,853	AngloGold Ashanti Ltd.	$ 31,822
14,700	Baoshan Iron & Steel Co. Ltd.	10,126
7,706	Bradespar S.A.	43,322
2,738	Gerdau S.A. (A.D.R.)	5,230
28,254	Grupo Mexico S.A.B de CV	52,665
24,299	Hindalco Industries Ltd.	30,599
2,454	Impala Platinum Holdings Ltd.	10,416
118	MMC Norilsk Nickel PJSC	29,302
1,963	MMC Norilsk Nickel PJSC (A.D.R.)	47,622
2,301	Polymetal International PLC	39,056
7,200(a)	Sibanye Stillwater Ltd.	9,130
1,417	Ternium S.A. (A.D.R.)	16,862
1,225	Vale S.A., Class B (A.D.R.)	10,155
	Total Metals & Mining	$ 336,307
	Oil, Gas & Consumable Fuels — 3.8%
73,000	CNOOC Ltd.	$ 76,123
13,435	Compania Energetica de Minas Gerais (A.D.R.)	22,839
2,341(a)	Cosan Ltd.	28,794
32,128	Gazprom PJSC	74,356
635	LUKOIL PJSC	38,034
819	LUKOIL PJSC (A.D.R.)	48,452
96	Novatek PJSC (G.D.R.)	11,009
11,111	Petroleo Brasileiro S.A.	29,969
890	Petroleo Brasileiro S.A. (A.D.R.)	4,797

The accompanying notes are an integral part of these financial statements.
20 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Shares		Value

	Oil, Gas & Consumable Fuels — (continued)
14,543	Surgutneftegas PJSC	$ 6,976
39,530	Surgutneftegas PJSC	17,037
3,023(a)	Vista Oil & Gas S.A.B de CV (A.D.R.)	6,046
	Total Oil, Gas & Consumable Fuels	$ 364,432
	Paper & Forest Products — 0.2%
2,775	Suzano S.A.	$ 19,148
	Total Paper & Forest Products	$ 19,148
	Real Estate Management & Development — 4.3%
95,976	Aldar Properties PJSC	$ 39,586
34,000	China Overseas Land & Investment Ltd.	104,943
20,000	China Resources Land, Ltd.	82,069
56,000	CIFI Holdings Group Co., Ltd.	40,174
7,277	Corp. Inmobiliaria Vesta S.A.B de CV	8,461
12,300(a)	Helbor Empreendimentos S.A.	4,458
1,135	Iguatemi Empresa de Shopping Centers S.A.	6,838
12,000	Longfor Group Holdings, Ltd. (144A)	58,083
6,408	Prestige Estates Projects Ltd.	14,379
14,000	Shimao Property Holdings, Ltd.	49,011
1,500	Sun Hung Kai Properties, Ltd.	19,699
	Total Real Estate Management & Development	$ 427,701
	Semiconductors & Semiconductor Equipment — 8.0%
7,000	Alchip Technologies Ltd.	$ 44,688
21,000	King Yuan Electronics Co. Ltd.	20,710
5,000	LandMark Optoelectronics Corp.	42,454
5,000	MediaTek, Inc.	53,242
2,237	SK Hynix, Inc.	151,244
9,985	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	477,183
	Total Semiconductors & Semiconductor Equipment	$ 789,521
	Software — 0.8%
1,700	Hundsun Technologies, Inc.	$ 20,960
14,000(a)	Kingsoft Corp. Ltd.	45,432
1,980	Linx S.A.	6,356
	Total Software	$ 72,748
	Specialty Retail — 1.2%
5,200	China International Travel Service Corp. Ltd.	$ 49,504
38,500	China Yongda Automobiles Services Holdings, Ltd.	31,226
33,855	Detsky Mir PJSC (144A)	39,223
	Total Specialty Retail	$ 119,953

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 21

Schedule of Investments | 3/31/20 (unaudited) (continued)
Shares		Value

	Technology Hardware, Storage & Peripherals — 6.4%
6,513	Samsung Electronics Co., Ltd.	$ 212,482
8,839	Samsung Electronics Co., Ltd.	343,328
67	Samsung Electronics Co., Ltd. (G.D.R.) (144A)	66,531
	Total Technology Hardware, Storage & Peripherals	$ 622,341
	Textiles, Apparel & Luxury Goods — 1.0%
11,000	Li Ning Co. Ltd.	$ 31,922
30,600	Samsonite International S.A. (144A)	28,940
113,000	Xtep International Holdings Ltd.	36,727
	Total Textiles, Apparel & Luxury Goods	$ 97,589
	Thrifts & Mortgage Finance — 1.1%
5,124	Housing Development Finance Corp. Ltd.	$ 109,339
	Total Thrifts & Mortgage Finance	$ 109,339
	Tobacco — 0.3%
36,027	Eastern Co. S.A.E	$ 28,290
	Total Tobacco	$ 28,290
	Trading Companies & Distributors — 0.1%
56,000	AKR Corporindo Tbk PT	$ 6,732
	Total Trading Companies & Distributors	$ 6,732
	Transportation Infrastructure — 0.3%
14,000	China Merchants Port Holdings Co. Ltd.	$ 15,934
3,625(a)	EcoRodovias Infraestrutura e Logistica S.A.	6,604
	Total Transportation Infrastructure	$ 22,538
	Water Utilities — 0.2%
2,723	Compania de Saneamento Basico do Estado
	de Sao Paulo (A.D.R.)	$ 20,096
	Total Water Utilities	$ 20,096
	Wireless Telecommunication Services — 1.7%
9,513(a)	Bharti Airtel Ltd.	$ 54,981
7,500	China Mobile Ltd.	56,673
99,100	Sistema PJSFC	16,516
237	SK Telecom Co. Ltd.	34,285
	Total Wireless Telecommunication Services	$ 162,455
	TOTAL COMMON STOCKS
	(Cost $10,882,936)	$9,301,007
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 95.4%
	(Cost $10,882,936)	$9,301,007
	OTHER ASSETS AND LIABILITIES — 4.6%	$ 450,095
	NET ASSETS — 100.0%	$9,751,102

The accompanying notes are an integral part of these financial statements.
22 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

REIT	Real Estate Investment Trust.
(144A)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2020, the value of these securities amounted to $271,809, or 2.8% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(a)	Non-income producing security.

(b)	Security is priced as a unit.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
BRL — Brazilian Real
MXN — Mexican Peso
Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2020, aggregated $15,049,302 and $3,949,711, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2020, the Fund did not engage in any cross trade activity.
At March 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $10,882,936 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 369,387
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(1,951,316)
Net unrealized depreciation	$ (1,581,929)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 23

Schedule of Investments | 3/31/20 (unaudited) (continued)
The following is a summary of the inputs used as of March 31, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$—	$67,086	$—	$67,086
Automobiles	—	157,898	—	157,898
Banks	290,273	1,014,043	—	1,304,316
Beverages	21,965	89,568	—	111,533
Biotechnology	—	26,020	—	26,020
Capital Markets	—	23,767	—	23,767
Chemicals	10,147	5,137	—	15,284
Commercial Services &
Supplies	—	91,800	—	91,800
Construction &
Engineering	—	166,239	—	166,239
Diversified
Telecommunication
Services	—	15,871	—	15,871
Electric Utilities	10,552	97,816	—	108,368
Electrical Equipment	—	35,696	—	35,696
Electronic Equipment,
Instruments &
Components	—	140,545	—	140,545
Energy Equipment &
Services	10,025	43,193	—	53,218
Entertainment	122,928	115,002	—	237,930
Equity Real Estate
Investment Trusts (REITs)	—	9,778	—	9,778
Food & Staples Retailing	38,283	121,852	—	160,135
Food Products	—	204,995	—	204,995
Gas Utilities	—	118,057	—	118,057
Hotels, Restaurants &
Leisure	—	31,788	—	31,788
Household Durables	—	73,399	—	73,399
Industrial Conglomerates	—	44,737	—	44,737
Insurance	—	329,619	—	329,619
Interactive Media &
Services	230,882	655,579	—	886,461
Internet & Direct
Marketing Retail	962,456	320,217	—	1,282,673
IT Services	65,015	94,048	—	159,063
Leisure Products	—	22,156	—	22,156
Machinery	—	173,703	—	173,703
Metals & Mining	79,869	256,438	—	336,307
Oil, Gas &
Consumable Fuels	110,928	253,504	—	364,432
Paper & Forest Products	—	19,148	—	19,148
Real Estate Management &
Development	—	427,701	—	427,701

The accompanying notes are an integral part of these financial statements.
24 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

	Level 1	Level 2	Level 3	Total
Semiconductors &
Semiconductor
Equipment	$477,183	$312,338	$—	$789,521
Software	—	72,748	—	72,748
Specialty Retail	—	119,953	—	119,953
Technology Hardware,
Storage & Peripherals	—	622,341	—	622,341
Textiles, Apparel &
Luxury Goods	—	97,589	—	97,589
Thrifts & Mortgage Finance	—	109,339	—	109,339
Tobacco	—	28,290	—	28,290
Trading Companies &
Distributors	—	6,732	—	6,732
Transportation Infrastructure	—	22,538	—	22,538
Wireless Telecommunication
Services	—	162,455	—	162,455
All Other Common Stocks	69,778	—	—	69,778
Total Investments in Securities	$2,500,284	$6,800,723	$—	$9,301,007

During the six months ended March 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 25

Statement of Assets and Liabilities | 3/31/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $10,882,936)	$9,301,007
Cash	439,933
Foreign currencies, at value (cost $94,016)	93,729
Receivables —
Investment securities sold	21,789
Dividends	27,137
Due from the Adviser	62,728
Other assets	11,975
Total assets	$9,958,298
LIABILITIES:
Payables —
Investment securities purchased	$121,690
Trustees’ fees	669
Administrative fees	12,343
Professional fees	22,359
Printing expense	13,730
Custodian fees	21,023
Due to affiliates	8,501
Accrued expenses	6,881
Total liabilities	$207,196
NET ASSETS:
Paid-in capital	$11,622,548
Distributable earnings (loss)	(1,871,446)
Net assets	$9,751,102
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $3,209,867/381,651 shares)	$8.41
Class C (based on $2,831,634/337,345 shares)	$8.39
Class Y (based on $3,709,601/440,728 shares)	$8.42
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.41 net asset value per share/100%-5.75%
maximum sales charge)	$8.92

The accompanying notes are an integral part of these financial statements.
26 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of
foreign taxes withheld $13,472)	$88,474
Interest from unaffiliated issuers	2,372
Total investment income		$90,846
EXPENSES:
Management fees	$46,880
Administrative expense	22,210
Transfer agent fees
Class A	53
Class C	17
Class Y	7
Distribution fees
Class A	4,547
Class C	17,412
Shareowner communications expense	24
Custodian fees	65,854
Registration fees	3,960
Professional fees	55,676
Printing expense	32,472
Pricing fees	4,806
Trustees’ fees	4,676
Miscellaneous	7,539
Total expenses		$266,133
Less fees waived and expenses reimbursed
by the Adviser		(184,861)
Net expenses		$81,272
Net investment income		$9,574
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(222,274)
Forward foreign currency exchange contracts	(59)
Other assets and liabilities denominated in
foreign currencies	(9,746)	$(232,079)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gain tax $(1,417))	$(1,580,512)
Other assets and liabilities denominated in
foreign currencies	(1,291)	$(1,581,803)
Net realized and unrealized gain (loss) on investments		$(1,813,882)
Net decrease in net assets resulting from operations		$(1,804,308)

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 27

Statements of Changes in Net Assets

Six Months
Ended
3/31/20
(unaudited)
FROM OPERATIONS:
Net investment income (loss)	$9,574
Net realized gain (loss) on investments	(232,079)
Change in net unrealized appreciation (depreciation) on investments	(1,581,803)
Net decrease in net assets resulting from operations	$(1,804,308)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.06 per share)	$(21,270)
Class C ($0.04 per share)	(14,728)
Class Y ($0.07 per share)	(31,140)
Total distributions to shareowners	$(67,138)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$11,713,359
Reinvestment of distributions	67,136
Cost of shares repurchased	(157,947)
Net increase in net assets resulting from Fund share transactions	$11,622,548
Net increase in net assets	$9,751,102
NET ASSETS:
Beginning of period	$—
End of period	$9,751,102

The accompanying notes are an integral part of these financial statements.
28 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

	Six Months	Six Months
	Ended	Ended
	3/31/20	3/31/20
	Shares	Amount
	(unaudited)	(unaudited)

Class A
Shares sold	393,717	$3,960,153
Reinvestment of distributions	1,945	21,270
Less shares repurchased	(14,011)	(153,887)
Net increase	381,651	$3,827,536
Class C
Shares sold	336,361	$3,374,050
Reinvestment of distributions	1,360	14,727
Less shares repurchased	(376)	(4,060)
Net increase	337,345	$3,384,717
Class Y
Shares sold	437,900	$4,379,156
Reinvestment of distributions	2,828	31,139
Less shares repurchased	—	—
Net increase	440,728	$4,410,295

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 29

Financial Highlights

	Six Months
	Ended
	3/31/20
	(unaudited)
Class A
Net asset value, beginning of period	$9.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.01
Net realized and unrealized gain (loss) on investments	(1.41)
Net increase (decrease) from investment operations	$(1.40)
Distributions to shareowners:
Net investment income	$(0.04)
Net realized gain	(0.03)
Total distributions	$(0.07)
Net increase (decrease) in net asset value	$(1.47)
Net asset value, end of period	$8.41
Total return (b)	(15.42	)%(c)
Ratio of net expenses to average net assets	1.30	%(d)
Ratio of net investment income (loss) to average net assets	0.26	%(d)
Portfolio turnover rate	41	%(c)
Net assets, end of period (in thousands)	$3,210
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4.45	%(d)
Net investment income (loss) to average net assets	(2.89	)%(d)

(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

	Six Months
	Ended
	3/31/20
	(unaudited)
Class C
Net asset value, beginning of period	$9.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.02)
Net realized and unrealized gain (loss) on investments	(1.42)
Net increase (decrease) from investment operations	$(1.44)
Distributions to shareowners:
Net investment income	$(0.02)
Net realized gain	(0.03)
Total distributions	$(0.05)
Net increase (decrease) in net asset value	$(1.49)
Net asset value, end of period	$8.39
Total return (b)	(15.75	)%(c)
Ratio of net expenses to average net assets	2.01	%(d)
Ratio of net investment income (loss) to average net assets	(0.46	)%(d)
Portfolio turnover rate	41	%(c)
Net assets, end of period (in thousands)	$2,832
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	5.16	%(d)
Net investment income (loss) to average net assets	(3.61	)%(d)

(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 31

Financial Highlights (continued)

	Six Months
	Ended
	3/31/20
	(unaudited)
Class Y
Net asset value, beginning of period	$9.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.03
Net realized and unrealized gain (loss) on investments	(1.41)
Net increase (decrease) from investment operations	$(1.38)
Distributions to shareowners:
Net investment income	$(0.05)
Net realized gain	(0.03)
Total distributions	$(0.08)
Net increase (decrease) in net asset value	$(1.46)
Net asset value, end of period	$8.42
Total return (b)	(15.26	)%(c)
Ratio of net expenses to average net assets	0.99	%(d)
Ratio of net investment income (loss) to average net assets	0.56	%(d)
Portfolio turnover rate	41	%(c)
Net assets, end of period (in thousands)	$3,710
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4.14	%(d)
Net investment income (loss) to average net assets	(2.59	)%(d)

(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Notes to Financial Statements | 3/31/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Emerging Markets Equity Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XIV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 1, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 33

reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for
34 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 35

difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $338 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
36 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 37

Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the six months ended March 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
38 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

As of March 31, 2020, the Fund did not hold any Forward Foreign Currency Exchange Contracts.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate of 0.80% of the fund’s average daily net assets up to $1 billion and 0.75% of the fund’s average daily net assets over $1 billion. For the six months ended March 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively.  Fees waived and expenses reimbursed during the six months ended March 31, 2020 are reflected on the Statement of Operations. These expense limitations are in effect through February 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,007 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 39

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:

Class A	$20
Class C	2
Class Y	2
Total	$24
4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $494 in distribution fees payable to the Distributor at March 31, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2020, CDSCs in the amount of $1,8045 were paid to the Distributor.
40 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

5. Subsequent Event
The COVID-19 respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 41

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Emerging Markets Equity Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. Based on their evaluation of the information provided by APAM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quartile rankings referred to throughout this disclosure, the first quartile is most favorable to Fund shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by APAM to the Fund under the investment management agreement. The Trustees reviewed APAM’s investment approach for the Fund and its research process, and considered the resources of APAM and the personnel of APAM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, APAM would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by APAM to the other Pioneer Funds. The Trustees considered the fees to be paid to APAM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that APAM would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.
Management Fee and Expenses
The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar Diversified Emerging Markets Equity category (excluding quantitative funds and index funds). The Trustees considered that the Fund’s proposed management fee would rank in the first quartile of the peer group.
42 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

The Trustees also considered that the Fund’s anticipated net expense ratio would rank in the first quartile of the peer group. The Trustees concluded that the proposed management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of services to be provided by APAM.
Profitability
The Trustees did not consider APAM’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.
Other Benefits
The Trustees considered the other potential benefits to APAM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by APAM and its affiliates, and the revenues and profitability of APAM’s businesses other than the fund business. The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 43

Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Funds were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment management agreement between for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.
44 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 45

This page was intentionally left blank.

46 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

This page was intentionally left blank.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 47

This page was intentionally left blank.

48 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

This page was intentionally left blank.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 49

This page was intentionally left blank.

50 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

This page was intentionally left blank.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20 51

This page was intentionally left blank.

52 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 32079-00-0520

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 5, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer
Date June 5, 2020

* Print the name and title of each signing officer under his or her signature.